UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22255

EGA Emerging Global Shares Trust

(Exact name of registrant as specified in charter)

171 East Ridgewood Avenue Ridgewood, NJ 07450

(Address of principal executive offices) (Zip code)

Robert C. Holderith
171 East Ridgewood Avenue

Ridgewood, NJ 07450

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-201-389-6872

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EGA Emerging Global Shares Trust

Annual Report
March 31, 2013

EGShares Basic Materials GEMS ETF

EGShares Beyond BRICs ETF

EGShares Brazil Infrastructure ETF

EGShares China Infrastructure ETF

EGShares Consumer Goods GEMS ETF

EGShares Consumer Services GEMS ETF

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Core ETF

EGShares Emerging Markets Domestic Demand ETF

EGShares Emerging Markets Metals & Mining ETF

EGShares Energy GEMS ETF

EGShares Financials GEMS ETF

EGShares GEMS Composite ETF

EGShares Health Care GEMS ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

EGShares Industrials GEMS ETF

EGShares Low Volatility Emerging Markets Dividend ETF

EGShares Technology GEMS ETF

EGShares Telecom GEMS ETF

EGShares Utilities GEMS ETF

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Letter to Shareholders

Dear Shareholder,

Emerging Global Advisors continued to grow our assets under management (AUM) in the first quarter, bringing our total to $1.23 billion as of March 31, 2013. The fact that our emerging market equity exchange-traded funds (ETFs) attracted steady inflows is significant given the dynamics in the marketplace. Although the ETF industry experienced record-setting inflows of more than $70 billion during the quarter, EM equity ETFs in general did not share this momentum. While flows were still positive, they were slower. During the month of March, the two largest broad EM equity ETFs had combined outflows of more than $5 billion.1

We believe this recent gain in our market share is further evidence of the normalization of EM investor behavior. It has been our longstanding belief that using broad EM benchmarks as de facto investment portfolios produces a less-then-optimal balance of risk and reward. Investors are beginning to realize that tools are available to help them make more deliberate choices in emerging markets. We think that the increasing interest in EM fixed-income funds in recent months is an encouraging sign.

It is interesting to note that during first quarter 2013, 8 out of 10 economic sectors outperformed the broad MSCI EM Index which was down –1.62%.2 Four of these had positive returns. These results continue to make the case for the differentiated tools we provide.

In recent months, we have worked to build on the success of our existing funds, and to generate interest in some that have gotten less attention. Our recent campaign on emerging market volatility appears to be resonating with clients, and is especially supportive of HILO, BBRC, EMDD and ECON. We were excited to see the related piece in our Expert Series, “Emerging Market Volatility: Remedies for the Chronically Underweight,” highlighted by Barron’s in a March 21st Emerging Markets blog. The article by Ben Levisohn (“Emerging Markets: The Low Volatility Solution”) also mentioned HILO as an example of a low volatility EM ETF, and included links to our website.

As always, I appreciate your continued support of our products and our firm.

Sincerely,

Robert C. Holderith
President
Emerging Global Advisors, LLC

1	Index Universe, March 31, 2013.
2	Bloomberg, March 31, 2013.

MSCI Emerging Markets Index is an index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any claims contained herein. It is not possible to invest directly in an index.

ALPS is not affiliated with Barron’s.

This material must be accompanied or preceded by the prospectus

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. These Funds will concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indices are so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

Robert Holderith is a registered representative of ALPS Distributors, Inc.

EGShares Funds are distributed by ALPS Distributors, Inc.

EGA Emerging Global Shares Trust 1

Comments from the Chief Investment Officer

Dear Shareholder,

The past 12 months were generally positive for global stocks, especially developed markets, which delivered double-digit returns overall. The strong U.S. market rally in the first quarter of 2013 dominated performance for the period. As the threat of the fiscal cliff dissipated and positive news bolstered the economy, investors poured money into U.S. equities, pushing domestic indices to record highs. Yet investors’ renewed appetite for risk did not carry over to emerging markets (EM). The Cypriot banking crisis, escalating threats of war by North Korea and a strengthening U.S. dollar were among the factors weighing on the investment climate in EM. After gaining ground in the second half of 2012, broad emerging market stocks fell in the first quarter of 2013. The MSCI Emerging Markets Index returned a modest gain of 1.96%1 for the year ended March 31, 2013.

Given this backdrop, I would like to note the performance of our newest fund, Emerging Markets Core ETF (EMCR), which is designed to provide broader industry and EM economic diversification than conventional benchmark indices. During a volatile period for emerging markets, the Fund benefitted from its lower concentration in the hardest-hit sectors, returning 4.55% (based on net asset value) since its October 2012 inception. In other words, we believe it is doing what it was designed to do. (For standardized performance on Emerging Markets Core ETF, please see page 19).

Recent events once again demonstrate that crowd psychology is underpinning the performance of global capital markets. Within EM, this is likely to prolong the investment climate we have seen for some time, in which negative economic or geopolitical events inhibit a broad market rally beyond three or four quarters. In such an indiscriminate environment, we believe that allocating assets across countries, sectors and other market segments remains a more viable strategy than individual security selection. The performance of the funds in the Trust this past year highlights the impact of such differentiation: returns ranged from –16.30% to 6.44% (based on net asset value), representing a difference of 22.74%. One would consider the potential for alpha generation given such wide disparity of sector returns demonstrated over the past year.

Looking ahead, many market observers are questioning if the run-up in U.S. stocks is reasonable. If this is a “flight to quality,” then there is some logic. However, diversification remains one of the principal ways to potentially improve a portfolio’s balance of risk and return potential. And with ongoing risks on the horizon for foreign exposures to the developed world — mainly new banking shocks in Europe and Japan’s increasingly futile attempts to jump start a dying economy — where else can investors turn? We continue to believe that within the more diverse set of risks in emerging markets, many are the kind that can provide commensurate return to keenly attuned investors.

Richard C. Kang
Chief Investment Officer
Emerging Global Advisors, LLC
May 30, 2013

1	Bloomberg, March 31, 2013

MSCI Emerging Markets Index is an index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any claims contained herein. It is not possible to invest directly in an index.

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Diversification does not guarantee a profit or protect against loss.

This material must be accompanied or preceded by the prospectus

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. These Funds will concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indices are so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

Past performance does not guarantee future results.

Richard Kang is a registered representative of ALPS Distributors, Inc. EGShares Funds are distributed by ALPS Distributors, Inc.

2 EGA Emerging Global Shares Trust

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Portfolio Summary (Unaudited)

EGShares Basic Materials GEMS ETF

Sector Breakdown*

Top Ten Holdings*
Vale SA Preference A Shares	9.3%
MMC Norilsk Nickel OJSC	6.6
China Shenhua Energy Co., Ltd.	6.4
Grupo Mexico SAB de CV	6.0
Uralkali OJSC	5.6
AngloGold Ashanti, Ltd.	5.1
Impala Platinum Holdings, Ltd.	4.8
KGHM Polska Miedz SA	4.4
Gerdau SA Preference Shares	4.4
Industrias Penoles SAB de CV	4.2

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Basic Materials GEMS ETF (ticker: LGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM (“Basic Materials Underlying Index”). The Basic Materials Underlying Index is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by the S&P Dow Jones Indices’ proprietary system. The Basic Materials Underlying Index includes companies whose businesses generally involve: chemicals; forestry and paper; industrial metals and mining; and mining.

The EGShares Basic Materials GEMS ETF provides a means for investors to access a particular slice of the commodities universe that excludes energy and agriculture. This Fund may be used as an inflation hedge, commodity supercycle play or compliment/supplement to traditional gold/gold miner funds. With gold having recently been seen as overvalued, many investors may turn to silver, platinum and other industrial/precious metals to compensate. Also, the infrastructure theme ties well into commodities and in particular, basic materials. In line with this theme, iron/steel companies made up over a quarter of Fund assets at the end of the reporting period — the second highest industry allocation. Mining companies represented the highest industry allocation at just over 40% of Fund assets. Within sub-categories based on industry, losses were generally broad, with no single industry group significantly outperforming or underperforming others. The five largest country exposures (in descending order) were South Africa, China, Brazil, Russia and Mexico. Within these country exposures, investors should note that large negative contributors to fund performance were primarily from South Africa. Holdings from Brazil, India and China detracted from returns to a lesser extent. Mexican and Polish positions provided strong upside performance, although they were relatively smaller exposures in the fund. Investors may be keen to know that as a cyclical sector play, basic materials was easily the worst performing of the emerging market sectors over the 12-month period ended March 31, 2013. (source, Bloomberg 3/31/2013) At the time of this writing, gold prices had experienced incredible volatility, especially to the downside, providing an interesting entry point not only for gold but for the broader materials companies as well.

The EGShares Basic Materials GEMS ETF had a total return of –15.29% at net asset value (“NAV”) for the quarter ended March 31, 2013 and –21.44% annualized return since its inception date of June 23, 2011. The Fund’s NAV had a –19.70% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

4 EGA Emerging Global Shares Trust

EGShares Basic Materials GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM
1 Year	(19.70)%	(19.54)%	(18.96)%
Since Inception[1]	(21.44)%	(21.34)%	(21.47)%

1 June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 5

Portfolio Summary (Unaudited)

EGShares Beyond BRICs ETF

Sector Breakdown*

Top Ten Holdings*
Fomento Economico Mexicano SAB de CV	5.5%
Grupo Mexico SAB de CV	5.1
Grupo Modelo SAB de CV	4.4
MTN Group, Ltd.	4.2
Sasol, Ltd.	3.9
Naspers, Ltd.	3.7
America Movil SAB de CV	3.2
Bank Central Asia Tbk PT	3.1
FirstRand, Ltd.	2.9
Astra International Tbk PT	2.9

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Beyond BRICs ETF (ticker: BBRC)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Beyond BRICs Index (“Beyond BRICs Underlying Index”). The Beyond BRICs Underlying Index is comprised of 50 leading companies that INDXX, LLC determines to be representative of all industries in emerging market countries, excluding Brazil, Russia, India and China. The Fund invests in the constituent companies of the Beyond BRICs Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), having a market capitalization of at least $100 million at the time of purchase.

The concept of aggregating the four largest emerging markets into BRICs is over ten years old. A common reason for going beyond these BRIC economies is prudent diversification, yet investors may be cautious about entering frontier markets due to concerns over access, liquidity, cost and greater information asymmetry. The EGShares Beyond BRICs ETF provides indexed equity exposure to countries that are classified as emerging markets, excluding the BRIC economies. Since its launch on August 15, 2012, the Fund has had steady positive performance. It has had only one period where it deviated slightly from broad emerging market indices, which was from the market highs of January 2013 to the date of this report. During that time, the broad emerging market indices declined steadily while BBRC performed in a sideways channel and the US equity market climbed markedly higher. 2013 has shown some degree of noncorrelation among major market groups. While this may be providing greater opportunities for active managers, it is also a positive sign for passive/index funds, which require the liquidity provided by such market participants. At the end of the reporting period, slightly more than half the Fund’s sector allocation was in banks and telecom companies. All other sectors represented less than 10% of Fund assets. Broadly speaking, all sectors made a positive contribution to fund performance, but financials was easily the largest contributor. Geographically, the largest allocations by country were to Mexico, South Africa, Thailand, Malaysia and Indonesia, each with a weighting greater than 10% as of March 31, 2013. Within these country exposures, investors should note that large positive contributors to fund performance were from Thailand, Indonesia and Mexico. Peru, a very small exposure, contributed negatively to returns.

The EGShares Beyond BRICs ETF had a total return of 2.90% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 10.41% return since its inception date of August 15, 2012. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

6 EGA Emerging Global Shares Trust

EGShares Beyond BRICs ETF

Performance as of 3/31/2013

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	INDXX Beyond BRICs Index
Since Inception[2]	10.41%	11.46%	11.62%
1	Returns of less than one year are not annualized.
2	August 15, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. This Fund is new and has limited operating history. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 7

Portfolio Summary (Unaudited)

EGShares Brazil Infrastructure ETF

Industry Breakdown*

Top Ten Holdings*
Embraer SA	6.6%
CCR SA	5.9
Ultrapar Participacoes SA	5.8
Companhia de Saneamento Basico do Estado
de Sao Paulo	5.8
Telefonica Brasil SA	5.6
BR Malls Participacoes SA	5.0
Vale SA	4.9
Tim Participacoes SA	4.8
Tractebel Energia SA	4.7
Companhia Siderurgica Nacional SA	4.2

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Brazil Infrastructure ETF (ticker: BRXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index (“Brazil Infrastructure Underlying Index”). The Brazil Infrastructure Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors. The Fund invests in Brazilian large and mid cap infrastructure companies that are included in the Brazil Infrastructure Underlying Index, which are generally defined as companies that are domiciled in Brazil and that have a market capitalization of at least $200 million at the time of purchase.

The EGShares Brazil Infrastructure ETF is currently our third largest fund by assets. BRXX outperformed both the broad market large cap and small cap Brazil focused ETFs during the five month period from March 31, 2012 to August 31, 2012. For the remaining seven months ended March 31, 2013, BRXX was roughly in-line with large-cap and small-cap Brazil ETFs. Over the entire 12-month period, BRXX’s return was between that of the large-cap and small-cap funds. As of the date of this report, BRXX was well distributed by sub-industry with no group holding more than a 20% allocation. The largest allocations include electric, telecom, iron/steel and water. Of the fund’s largest sector exposures, investors should note that utilities was a large negative contributor to fund performance, largely due to the weight allocated to this sector. Although materials and telecom services performed even worse than utilities, their contribution to negative returns was less due to their smaller allocations. Industrials made a positive contribution to fund performance due to its large weight and positive performance. Many investors continue to see Brazil as a commodities play or as a proxy for exposure to China given its need for resources. Others see the internal growth within Brazil as one of a growing number of success stories in Latin America. Investor excitement continues to grow as the projects related to the upcoming 2014 World Cup and 2016 Summer Olympics, both hosted in Brazil, come closer to arriving. Such events act as a catalyst to further infrastructure development, which helps the general public evolve into a consumption class and prompts industrial improvements that increase capacity for exports. All of this ideally leads to greater economic prosperity and higher standards of living.

The EGShares Brazil Infrastructure ETF had a total return of 2.11% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 5.33% annualized return since its inception date of February 24, 2010. The Fund’s NAV had a –8.63% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Brazilian securities, its NAV will be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

8 EGA Emerging Global Shares Trust

EGShares Brazil Infrastructure ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX Brazil Infrastructure Index
1 Year	(8.63)%	(8.45)%	(8.43)%
3 Year	4.56%	3.35%	5.46%
Since Inception[1]	5.33%	5.25%	7.19%
1	February 24, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 9

Portfolio Summary (Unaudited)

EGShares China Infrastructure ETF

Industry Breakdown*

Top Ten Holdings*
Huaneng Power International, Inc.	6.6%
China Oilfield Services, Ltd.	5.7
Anhui Conch Cement Co., Ltd.	5.6
Datang International Power Generation Co., Ltd.	5.4
China Railway Group, Ltd.	5.3
China Railway Construction Corp., Ltd.	4.9
China Communications Construction Co., Ltd.	4.6
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd.	4.5
China Telecom Corp., Ltd.	4.3
Jiangxi Copper Co., Ltd.	4.1

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares China Infrastructure ETF (ticker: CHXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index (“China Infrastructure Underlying Index”). The China Infrastructure Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors. The Fund invests in Chinese large and mid cap infrastructure companies that are included in the China Infrastructure Underlying Index, which are generally defined as companies that are domiciled in China and that have a market capitalization of at least $200 million at the time of purchase.

The EGShares China Infrastructure ETF is a multi-sector thematic Fund that aims to provide investors with a means to participate in the great migration of the Chinese rural population to its modern urban centers. Various online sources cite the number of Chinese cities with populations over 1 million at somewhere between 160-180. Yet the more important concept is the trend towards an increasing number of these cities. Current projections show that in 20 years there will be well over 200 cities with more than 1 million inhabitants. If China’s 12th Five-Year Plan (2011-2015) is to shift the nation’s economic focus from export and investment-driven growth to domestic consumption, then the infrastructure needs of its large population of consumers simply must be built. In order for the roughly 750 million Chinese who are relatively poor and living in the Chinese interior to transition into a modern economy, they will require the infrastructure to efficiently travel, work and consume. If this basic infrastructure is not built, it could easily lead to a greater divide between the rich and poor. Minimizing internal social unrest is easily the top priority of the Chinese government, therefore we are confident that the infrastructure story is sound both for the short and longer term. Over the 12-month period ended March 31, 2013, Chinese ETFs behaved like high beta (higher volatility) versions of the broader emerging market indices. (source: Bloomberg 3/31/2013) CHXX was even more volatile than the broad China ETFs, which are more diversified by industry. The Fund’s higher volatility nature is likely the result of its more cyclical industry allocations to engineering/construction, electric, building materials and real estate. Investors should note that large positive contributors to fund performance during the period were from the utilities and energy sectors, more due to the strong performance of these sectors than their index weightings, which were relatively small. Returns from the financial sector, which were positive but not as strong as those from utilities and energy, also contributed positively to performance due to the sector’s larger weighting. Materials and telecom services both detracted from fund performance, due mainly to a large weighting in the case of the former and poorer relative performance for the latter.

The EGShares China Infrastructure ETF had a total return of –8.84% at net asset value (“NAV”) for the quarter ended March 31, 2013 and –2.93% annualized return since its inception date of February 17, 2010. The Fund’s NAV had a 8.16% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Chinese securities, its NAV will be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

10 EGA Emerging Global Shares Trust

EGShares China Infrastructure ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX China Infrastructure Index
1 Year	8.16%	8.10%	8.84%
3 Year	(4.13)%	(4.47)%	(2.17)%
Since Inception[1]	(2.93)%	(2.96)%	(0.96)%
1	February 17, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 11

Portfolio Summary (Unaudited)

EGShares Consumer Goods GEMS ETF

Sector Breakdown*

Top Ten Holdings*
Companhia de Bebidas das Americas Preference Shares	9.7%
Fomento Economico Mexicano SAB de CV	7.9
Astra International Tbk PT	6.4
BRF–Brasil Foods SA	6.0
ITC, Ltd.	5.2
Hindustan Unilever, Ltd.	4.7
Grupo Bimbo SAB de CV	4.5
Grupo Modelo SAB de CV	3.7
Kimberly-Clark de Mexico SAB de CV	3.5
Arca Continental SAB de CV	3.5

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Consumer Goods GEMS ETF (ticker: GGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM (“Consumer Goods Underlying Index”). The Consumer Goods Underlying Index is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Consumer Goods Underlying Index includes companies whose businesses generally involve: automobiles and parts; beverages; food production; household goods; leisure goods; personal goods; and tobacco.

The EGShares Consumer Goods GEMS ETF is one of very few available ETFs that focus on the emerging market consumer theme. The consumer goods sector was one of the best performers over the 12-month period ended March 31, 2013, and as of that date, GGEM had the best annualized return since inception of all the funds we manage. Large positions such as Ambev, a major Latin American beverage company, not only performed strongly, but also demonstrated the basics of consumer demand. However, despite the strong long-term potential and past performance of a large consumer conglomerate like Ambev, it still is susceptible to significant short-term declines. Ambev dropped roughly 20% in April/May 2013 and again over 10% in February/March 2013. In between these declines, Ambev had a 32% price increase. These results demonstrate that although it is a defensive sector, emerging market consumer goods can be volatile on both the upside and downside. Still, as opposed to many consumer funds that focus on luxury goods to the emerging markets, this Fund focuses on goods that are increasingly in demand by the billions of new emerging market consumers. As of March 31, 2013, industries that had the largest allocations included beverages, food and household products. The largest country allocations were to Mexico, Brazil, India and Indonesia — each with more than 10% of Fund assets. Within these country exposures, large positive contributors to fund performance were from Mexico, India, Brazil and Indonesia given their large weights and positive returns. However, Mexico’s combination as the country with the largest weight and by far the largest return made it the source for nearly 80% of the Fund’s total return. Colombia and Turkey also had strong returns although their contribution to fund performance was smaller due to their small weights. Although relatively small in weight, Malaysia and South Africa provided some negative contribution to fund performance.

The EGShares Consumer Goods GEMS ETF had a total return of 2.67% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 12.82% annualized return since its inception date of June 23, 2011. The Fund’s NAV had a 10.98% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

12 EGA Emerging Global Shares Trust

EGShares Consumer Goods GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM
1 Year	10.98%	10.69%	12.09%
Since Inception[1]	12.82%	12.78%	13.40%
1	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 13

Portfolio Summary (Unaudited)

EGShares Consumer Services GEMS ETF

Sector Breakdown*

Top Ten Holdings*
Naspers, Ltd.	9.3%
Wal-Mart de Mexico SAB de CV	7.8
Magnit OJSC	6.2
S.A.C.I. Falabella	5.7
Grupo Televisa SAB	5.1
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	4.4
SM Investments Corp.	4.3
Shoprite Holdings, Ltd.	4.2
CP ALL PCL	4.2
Genting BHD	4.1

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Consumer Services GEMS ETF (ticker: VGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM (“Consumer Services Underlying Index”). The Consumer Services Underlying Index is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Consumer Services Underlying Index includes companies whose businesses generally involve: food and drug retail; general retail; media; and travel and leisure.

The EGShares Consumer Services GEMS ETF is a Fund that is heavily biased to basic retailers. As of March 31, 2013, the heaviest industry components were general retailers and food/drug retailers, representing over 60% of the Fund’s exposure. Media, lodging and airlines were other large industry weights in the Fund. As economies grow and consumers come out of poverty, the services they require will be fairly modest. Basic retailers, media and travel are required by any citizen. Thus, similar to our Consumer Goods ETF, the holdings within this Fund focus less on high-end services, since these are not of great demand to the larger population of new middle class emerging market consumers. The Fund’s largest country exposures were to South Africa, Mexico and Chile, each with a portfolio weight of more than 10%. Other significant exposures included Russia, Malaysia, China and Brazil among others. Within these country exposures, large positive contributors to fund performance were from the Philippines, Russia and Thailand, not because of their weights in the fund, which were small, but because of the very strong performance from positions in these countries. Even though returns from South African holdings were not as strong, they were significant contributors to positive return because of the allocation to that country. Significant negative contributors to fund performance were from Mexico, which had a large weight, as well as Malaysia and China, which produced larger negative returns. To highlight a specific holding, Naspers is a South African multi-media conglomerate involved in various forms of media publishing in addition to TV/internet subscription services. It was the largest position in VGEM as of March 31, 2013. From March 31, 2012 to its 52-week high in mid March 2013, Naspers’ stock price was up roughly 48%. It subsequently declined in the latter half of March, resulting in a return of 33% for the reporting period.

The EGShares Consumer Services GEMS ETF had a total return of –1.28% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 4.89% annualized return since its inception date of June 23, 2011. The Fund’s NAV had a 4.17% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

14 EGA Emerging Global Shares Trust

EGShares Consumer Services GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM
1 Year	4.17%	3.88%	5.51%
Since Inception[1]	4.89%	4.75%	5.32%
1	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 15

Portfolio Summary (Unaudited)

EGShares Emerging Markets Consumer ETF

Industry Breakdown*

Top Ten Holdings*
Companhia de Bebidas das Americas Preference Shares	9.5%
Naspers, Ltd.	8.0
Fomento Economico Mexicano SAB de CV	6.9
Wal-Mart de Mexico SAB de CV	5.9
Astra International TBK PT	5.7
BRF–Brasil Foods SA	5.1
Magnit OJSC	4.5
ITC, Ltd.	4.2
S.A.C.I. Falabella	4.1
Grupo Televisa SAB	3.8

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Emerging Markets Consumer ETF (ticker: ECON)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM (“Consumer Underlying Index”). The Consumer Underlying Index is comprised of 30 publicly traded firms in the “Consumer Goods Industry” and “Consumer Services Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Consumer Underlying Index includes companies whose businesses involve: general retailers, beverage providers, food producers, media, auto & parts, travel & leisure and personal goods.

The EGShares Emerging Markets Consumer ETF is our biggest fund with $885.5 million in assets as of March 31, 2013. The idea of young consumers with little debt entering the global economy is exciting, and it is a common focus of sell side research reports as well as a broadly followed theme by fund managers and the mainstream media. This trend follows similar patterns of the “boomer” population in the western world, which helped propel the capital markets in the 1980s and 90s. ECON was one of our top performing funds over the reporting period. Strong performers such as ITC from India, Naspers in South Africa and Mexico’s FEMSA all had returns well over 30% for the 12-month period ended March 31, 2013. Industries more representative of the needs of a broader, emerging economy such as food, basic retail, beverages and media were the largest allocations in ECON. By sub-industry, strong performance was observed in food, beverage and retail stocks while negative performance was evident in auto and consumer services. By country, the largest exposures were to Mexico, Brazil, South Africa and India. Within these country exposures, investors should note that large positive contributors to fund performance were from Mexico, Brazil and India, due to their large weights in the fund as well as strong performance from individual positions. Russia was also a strong contributor of positive return not so much because of its allocation, which was small, but due to its very strong performance over the period. Significant detractors from fund performance were from China and Malaysia, not due to allocations but their larger negative returns. As companies all over the world diversify away from dependence on Western consumers, the ongoing focus will be on consumers from the emerging markets. It is the companies within these markets that have better local brand recognition, lower input costs and better understanding of customer needs. We believe ECON best represents this group of companies.

The EGShares Emerging Markets Consumer ETF had a total return of 0.68% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 12.16% annualized return since its inception date of September 14, 2010. The Fund’s NAV had a 7.46% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

16 EGA Emerging Global Shares Trust

EGShares Emerging Markets Consumer ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Consumer Titans 30 IndexSM
1 Year	7.46%	7.52%	8.38%
Since Inception[1]	12.16%	12.31%	13.63%
1	September 14, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 17

Portfolio Summary (Unaudited)

EGShares Emerging Markets Core ETF

Sector Breakdown*

Top Ten Holdings*
Grupo Bimbo SAB de CV	1.6%
Kimberly-Clark de Mexico SAB de CV	1.6
Ayala Land, Inc.	1.5
Embraer SA	1.4
Arcelik AS	1.4
Fomento Economico Mexicano SAB de CV	1.4
Grupo de Inversiones Suramericana SA	1.4
Haci OMER Sabanci Holding AS	1.4
S.A.C.I. Falabella	1.4
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	1.4

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Emerging Market Core ETF (ticker: EMCR)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index (“Core Underlying Index”). The Core Underlying Index is comprised of 116 leading companies that S&P Dow Jones Indices determines to be representative of all industries in emerging market countries. The Fund invests in the constituent companies of the Core Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively) domiciled in emerging market countries having a market capitalization of at least $1 billion at the time of purchase.

The EGShares Emerging Markets Core ETF provides a differentiated approach to broad-based emerging market exposure. Unlike traditional market cap-weighted index methods that naturally provide the greatest exposure to financials, energy and materials (the large names that pull economies out of frontier and into emerging status), EMCR attempts to provide a more balanced approach to sector coverage. This serves to help ensure that other sectors beyond these three have adequate exposure. Not only are these three specific sectors more heavily weighted in traditional indices, but they also provide most of the inherent volatility in price performance. EMCR also attempts to provide a better balance between the BRIC (“Brazil, Russia India and China”) countries and other emerging markets. Thus, by various measures, we believe that EMCR is more intelligently balanced and represents the evolution of the ETF industry away from being solely focused on market cap-weighted exposures and towards “better beta.” Of the Fund’s largest country exposures, investors should note that India, China and Mexico were among those with positive contribution to Fund performance, while South Africa and Malaysia were the main negative contributors. Strong country-specific returns that contributed positively to the Fund were from the Philippines, Turkey and Colombia, although in all cases country weights were below 5% on average over the period. South Africa was also a strong contributor of positive return not so much because of very strong performance but because of the allocation to that country. Significant detractors from Fund performance were from Mexico, which had a large weight, but also Malaysia and China more so due to larger negative returns. By sector, strong performance was observed in financials and consumer stocks while negative performance was evident in energy and materials.

The EGShares Emerging Markets Core ETF had a total return of 0.14% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 4.55% return since its inception date of October 16, 2012. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

18 EGA Emerging Global Shares Trust

EGShares Emerging Markets Core ETF

Performance as of 3/31/2013

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	S&P Emerging Markets Core Index
Since Inception[2]	4.55%	5.25%	5.14%
1	Returns of less than one year are not annualized.
2	October 16, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. This Fund is new and has a limited operating history. Fund’s net annual operating expense ratio is 0.70%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 19

Portfolio Summary (Unaudited)

EGShares Emerging Markets Domestic Demand ETF

Sector Breakdown*

Top Ten Holdings*
Fomento Economico Mexicano SAB de CV	6.1%
ITC, Ltd.	5.3
Companhia de Bebidas das Americas Preference Shares	4.8
Naspers, Ltd.	4.4
China Telecom Corp., Ltd.	4.3
Grupo Modelo SAB de CV	4.3
MTN Group, Ltd.	4.1
Coca-Cola Femsa SAB de CV	3.8
BRF–Brasil Foods SA	3.6
Huaneng Power International, Inc.	3.6

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Emerging Markets Domestic Demand ETF (ticker: EMDD)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Markets Domestic Demand Index (“Domestic Demand Underlying Index”). The Domestic Demand Underlying Index is comprised of 50 emerging markets companies in sectors INDXX, LLC determines may have greater exposure to local markets than the MSCI Emerging Markets IndexSM. The Fund invests in the constituent companies of the Domestic Demand Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively) domiciled in emerging market countries having a market capitalization of at least $100 million at the time of purchase. The Domestic Demand Underlying Index includes emerging market companies in the consumer goods, consumer services, health care, telecommunications and utilities industries.

The EGShares Emerging Markets Domestic Demand ETF expands beyond the consumer sector represented by the EGShares Emerging Markets Consumer ETF to also include Telecom, utilities and health care, since these are generally all in demand by emerging market citizens regardless of wealth or stature. The Fund is broadly diversified by geography, with allocations to Mexico, China, India, South Africa and Brazil each representing more than 10% of portfolio assets. While our Beyond BRICs ETF provides the means to diversify away from the heavy country exposures found in broad cap-weighted emerging market indices, EMDD attempts to solve the same problems related to undesired sector overweights. Considering country allocations during the reporting period, Mexico, China, India and Brazil contributed positively to fund returns due to their larger weights as well as strong performance from individual positions. Holdings that detracted from fund performance were from Poland and Russia, although their weights in the fund were small. Of the Fund’s largest industry exposures, investors should note all categories were positive to Fund performance but consumer stocks were the greatest contributors due to a combination of large exposures and strong market performance. Although smaller in allocation, utilities and health care performed strongly, making a positive contribution to the fund.

The EGShares Emerging Markets Domestic Demand ETF had a total return of 1.93% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 11.23% return since its inception date of August 15, 2012. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

20 EGA Emerging Global Shares Trust

EGShares Emerging Markets Domestic Demand ETF

Performance as of 3/31/2013

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	INDXX Emerging Market Domestic Demand Index
Since Inception[2]	11.23%	12.13%	12.65%
1	Returns of less than one year are not annualized.
2	August 15, 2012.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. This Fund is new and has limited operating history. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 21

Portfolio Summary (Unaudited)

EGShares Emerging Markets Metals & Mining ETF

Sector Breakdown*

Top Ten Holdings*
Vale SA	9.4%
China Shenhua Energy Co., Ltd.	7.0
MMC Norilsk Nickel OJSC	7.0
Grupo Mexico SAB de CV	6.4
AngloGold Ashanti, Ltd.	5.8
Impala Platinum Holdings, Ltd.	5.1
KGHM Polska Miedz SA	4.9
Gerdau SA Preference Shares	4.7
Industrias Penoles SAB de CV	4.4
Gold Fields, Ltd.	4.1

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Emerging Markets Metals & Mining ETF (ticker: EMT)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM (“Metals & Mining Underlying Index”). The Metals & Mining Underlying Index is comprised of 30 publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Metals & Mining Underlying Index includes companies involved in the extraction and basic processing of basic resources (other than oil and gas), such as coal, metal ore (including the production of basic aluminum, iron and steel products), precious metals and gemstones.

For the second year in a row, the EGShares Emerging Markets Metals & Mining GEMS ETF, had the worst 12 month return of any of our ETFs. The Fund has a lifetime maximum drawdown of roughly 55%. The Fund’s results greatly underperformed global and international material sector ETFs, but outperformed niche ETFs that focus on gold mining companies. Of the fund’s largest country exposures, the main negative contributors to performance were from South Africa and to a lesser extent from Brazil, India and China. Mexican and Polish positions provided strong upside performance, although they were relatively smaller exposures in the fund. Within sub-categories based on industry, losses were generally broad, with no single industry group significantly outperforming or underperforming others. Despite poor performance over the past two years, annualized returns since inception are just below 1% as of March 31, 2013, since performance was relatively strong in its first two years. This is a hybrid sector fund in that it takes the basic materials sector and strips out paper/forestry and chemical companies. The themes of infrastructure, commodity demand, inflation hedging and cyclical growth within emerging markets all connect well with EMT. Given recent bearish sentiment towards gold and the poor performance in emerging market materials/miners, positive cyclical sentiment toward these companies could potentially be strong: a rebound in the US, Europe and Japan may strengthen emerging market demand for materials as industrial production ramps up alongside export demand.

The EGShares Emerging Markets Metals & Mining GEMS ETF had a total return of –16.30% at net asset value (“NAV”) for the quarter ended March 31, 2013 and –1.05% annualized return since its inception date of May 21, 2009. The Fund’s NAV had a –21.51% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

22 EGA Emerging Global Shares Trust

EGShares Emerging Markets Metals & Mining ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM
1 Year	(21.51)%	(21.77)%	(21.09)%
3 Years	(13.76)%	(13.83)%	(13.98)%
Since Inception[1]	(1.05)%	(1.02)%	(0.41)%
1	May 21, 2009.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 23

Portfolio Summary (Unaudited)

EGShares Energy GEMS ETF

Sector Breakdown*

Top Ten Holdings*
Gazprom OAO	10.1%
LUKOIL OAO	7.4
CNOOC, Ltd.	6.9
PetroChina Co., Ltd.	6.6
Petroleo Brasileiro SA	6.5
Reliance Industries, Ltd.	5.7
Sasol, Ltd.	4.7
NovaTek OAO	4.5
China Petroleum & Chemical Corp.	4.5
Ecopetrol SA	4.2

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Energy GEMS ETF (ticker: OGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM (“The Oil and Gas Underlying Index”). The Oil and Gas Underlying Index is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. Oil and Gas Underlying Index includes companies whose businesses involve: oil and gas production; oil equipment, services and distribution; and alternative energy.

The EGShares Energy GEMS ETF provides exposure to a sector that has traditionally been a large component of broad emerging market indices. Within energy, the oil and gas sector has historically been a source of price volatility, and this was demonstrated in the Fund’s performance over the 12 months ended March 31, 2013. OGEM began the reporting period roughly at a net asset value of $25, fell to just above $20 two months later and then climbed back to $25 by mid-September. These results amounted to a 20% decline in the first half of the fiscal year, followed by a 25% climb in the second half. The latter period was less volatile than the former, with the Fund’s price staying within a band between roughly $23 and $25. Large portfolio holdings like Petrobras were relative underperformers over the period, while South Africa’s Sasol was an outperformer. On a country basis, the main negative contributors to Fund performance were from Brazil, Hungary and Chile, due more to poor performance than their weights. Conversely, Russia and India also contributed negatively not so much because of performance but due to large allocations. Significant positive performance was visible from positions in Poland, Turkey and China although contribution to Fund performance was minimal due to small allocations. Interestingly, with the global economy unable to find the strength it demonstrated before the financial crisis, oil prices have been challenged to remain above USD100. With oil prices less of a macro driver to the stock price of producers, company specific factors were more significant. This accounts for the relatively high variability among holdings in OGEM. The Fund continues to act as an effective inflation hedge for globally oriented investors. With more emerging markets considering the reduction or removal of government subsidies or mandated price limits, there is greater positive potential for local oil producers. Longer term optimism exists for the emerging market energy sector given that as the global economy truly recovers in a meaningful manner, energy prices will climb, providing a structural tailwind for OGEM holdings. The U.S. economy has shown positive signs of longer term recovery, but as the Eurozone and Japan follow a similar path, this tailwind should only strengthen.

The EGShares Energy GEMS ETF had a total return of –4.80% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 4.45% annualized return since its inception date of May 21, 2009. The Fund’s NAV had a –6.21% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

24 EGA Emerging Global Shares Trust

EGShares Energy GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM
1 Year	(6.21)%	(6.09)%	(4.78)%
3 Year	0.23%	0.08%	0.26%
Since Inception[1]	4.45%	4.47%	4.56%
1	May 21, 2009.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 25

Portfolio Summary (Unaudited)

EGShares Financials GEMS ETF

Sector Breakdown*

Top Ten Holdings*
China Construction Bank Corp.	10.2%
Industrial and Commercial Bank of China, Ltd.	9.0
Itau Unibanco Holding SA Preference Shares	6.7
Banco Bradesco SA Preference Shares	6.4
Sberbank of Russia	5.7
Bank of China, Ltd.	5.6
Housing Development Finance Corp., Ltd.	4.6
China Life Insurance Co., Ltd.	3.8
Bank Central Asia Tbk PT	3.6
Grupo Financiero Banorte SAB de CV	3.3

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Financials GEMS ETF (ticker: FGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM (“Financials Underlying Index”). The Financials Underlying Index is comprised of publicly traded firms in the “Financials Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Financials Underlying Index includes companies whose businesses involve: banking; insurance; real estate; and financial services.

The EGShares Financials GEMS ETF provides exposure to a sector that has traditionally focused on American, European and Japanese banks, and continues to do so today. The negative stigma attached to financial institutions has continued in Europe albeit within periphery economies such as Cyprus. Still, with tighter industry regulations and increased dissatisfaction from the broader public regarding financial institutions and banks in particular, we continue to be surprised at how investors have not generally accepted the migration of financial sector assets into emerging markets. Unlike the previous 12-month period which was generally downward, the 12-month period ended March 31, 2013 was generally upward trending. From the end of March 2012 to May, 23 2012, FGEM declined by 17%. However, from that point to January 23, 2013, its price climbed by 35%. In the early part of 2013, FGEM saw some weakness primarily due to significant declines from Chinese holdings which remain the largest allocation by country. Positions in China and India were large positive contributors during the overall reporting period, however, due to their significant weights as well as good performance. Even stronger performance was visible in Turkey, Mexico and Indonesia, although small allocations minimized their contribution to Fund returns. Negative performance came primarily from Russian exposure. Within the emerging market sectors, Financials were one of the strongest performers during the reporting period with a return of roughly 10%. Not burdened by household or corporate indebtedness, nor with balance sheets littered with real estate-related holdings, financial institutions in the emerging markets are tied to individuals and companies that continue to be in a secular growth stage. By contrast, those in developed markets are striving to find growth. Although the financial sector has been and continues to be the largest sector weight in most broad emerging market indices, investors have been reluctant to actively bias their portfolios in this sector. This is likely due to recent recollection of financial sector trauma in the US/Eurozone as well as concerns specifically within China. We continue to see the financial sector as both a key infrastructure piece for ongoing growth as well as somewhat of a consumption play as more wealth is generated in these growing markets.

The EGShares Financials GEMS ETF had a total return of 0.28% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 4.31% annualized return since its inception date of September 16, 2009. The Fund’s NAV had a 10.00% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

26 EGA Emerging Global Shares Trust

EGShares Financials GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Financials Titans 30 IndexSM
1 Year	10.00%	10.34%	10.57%
3 Year	0.65%	0.41%	1.97%
Since Inception[1]	4.31%	4.29%	4.91%
1	September 16, 2009.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 27

Portfolio Summary (Unaudited)

EGShares GEMS Composite ETF

Industry Breakdown*

Top Ten Holdings*
China Construction Bank Corp.	5.0%
Industrial and Commercial Bank of China, Ltd.	4.3
America Movil SAB de CV	4.1
China Mobile, Ltd.	4.1
Gazprom OAO	3.7
Itau Unibanco Holding SA Preference Shares	3.1
Banco Bradesco SA Preference Shares	2.7
LUKOIL OAO	2.5
Sberbank of Russia	2.5
Companhia de Bebidas das Americas Preference Shares	2.4

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares GEMS Composite ETF (ticker: AGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM (“Sector Underlying Index”). The Sector Underlying Index is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by the S&P Dow Jones Indices’ proprietary classification system.

The EGShares GEMS Composite ETF covers the broad emerging markets without exposure to South Korea, Taiwan and Israel, which many other emerging market indices often include. A year ago, we reported that the Fund’s top country exposure was to Brazil, followed by China, Russia, India and South Africa, with their combined allocation comprising roughly 82% of the Fund as of March 31, 2012. As of March 31, 2013, the order shifted to China, Brazil, Russia, South Africa and India, and their combined weight in the portfolio decreased to about 76% of total assets. Interestingly, Mexico gained significant exposure within the Fund over the year, with a 10% allocation as of March 31, 2013 — very close to the allocation to India. The remainder of the Fund’s exposure was dominated by Chile, Indonesia and Malaysia, with other countries each comprising less than 5% of Fund assets. Of the Fund’s largest country exposures, investors should note that Mexico, India and China provided most of the positive contribution to Fund performance while Brazil, Russia and South Africa were the main negative contributors. Strong country specific returns that contributed positively to the Fund were from Thailand and Indonesia, although both countries were small fund allocations. Similarly, the Czech Republic and Egypt were poor performers but also had small allocations in the Fund. By sector, strong performance was observed in financials and consumer stocks while negative performance was evident in energy and materials. Overall, emerging markets underperformed developed markets over the 12-month period ended March 31, 2013, as investors biased portfolios to the perceived safety of domestic markets and especially U.S. Treasuries. Broad U.S. and developed international equity indices had low double-digit returns over the year, while AGEM returned less than 1%. Global markets (U.S., developed international and emerging markets) were quite synchronized in price movement for the first three quarters of the reporting period. However, after the tension of the “fiscal cliff” had abated, U.S. and international developed markets climbed strongly in the first quarter of 2013 while emerging market shares declined.

The EGShares GEMS Composite ETF had a total return of –1.91% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 5.02% annualized return since its inception date of July 22, 2009. The Fund’s NAV had a –1.57% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

28 EGA Emerging Global Shares Trust

EGShares GEMS Composite ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM
1 Year	(1.57)%	(1.36)%	(0.69)%
3 Year	(0.58)%	(0.65)%	0.88%
Since Inception[1]	5.02%	5.08%	6.65%
1	July 22, 2009.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.75%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 29

Portfolio Summary (Unaudited)

EGShares Health Care GEMS ETF

Sector Breakdown*

Top Ten Holdings*
Aspen Pharmacare Holdings, Ltd.	10.2%
Sun Pharmaceutical Industries, Ltd.	9.2
Life Healthcare Group Holdings, Ltd.	6.6
Mindray Medical International, Ltd.	6.0
Sinopharm Group Co.	4.7
Kalbe Farma TBK PT	4.5
Dr. Reddy’s Laboratories, Ltd.	4.4
Netcare, Ltd.	4.4
Mediclinic International, Ltd.	4.3
Cipla, Ltd.	4.2

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Health Care GEMS ETF (ticker: HGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM (“Health Care Underlying Index”). The Health Care Underlying Index is comprised of publicly traded firms in the “Health Care Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Health Care Underlying Index includes companies whose businesses generally involve: health care equipment and services; and pharmaceuticals and biotechnology.

The EGShares Health Care GEMS ETF is a sector fund that plays the consumption story both in the emerging markets and globally. The Fund’s primary exposures are in pharmaceuticals, biotechs and health care equipment and services companies. Along with such industry bias, the Fund’s geographical breakdown is roughly three-quarters weighted towards India, South Africa and China. Among all EGShares Funds ETFs, HGEM had the highest return for the year ending March 31, 2013. Although falling roughly 10% for the second quarter of 2012, HGEM’s price experienced a nearly perfect upward trend for the subsequent nine months. Strong returns were found not only consistently within the Fund, but also among other health care sector ETFs regardless of geographic focus. Of the Fund’s largest country exposures, investors should note that large positive contributors to Fund performance were primarily from South Africa, India and China due to their significant weights as well as good performance. Even stronger performance was visible in Thailand, Indonesia and Chile, although small allocations minimized their contribution to fund returns. Negative performance came from exposure to Hungary. Given the cautious nature of investors even years after the global financial crisis, it is not surprising that defensive sectors such as consumer staples, utilities and health care were the strongest performers.

The EGShares Health Care GEMS ETF had a total return of 4.97% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 8.52% annualized return since its inception date of June 23, 2011. The Fund’s NAV had a 20.85% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

30 EGA Emerging Global Shares Trust

EGShares Health Care GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Health Care Titans 30 IndexSM
1 Year	20.85%	21.66%	22.63%
Since Inception[1]	8.52%	8.86%	9.49%
1	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 31

Portfolio Summary (Unaudited)

EGShares India Consumer ETF

Industry Breakdown*

Top Ten Holdings*
United Spirits, Ltd.	7.3%
GlaxoSmithKline Consumer Healthcare, Ltd.	6.2
Godrej Consumer Products, Ltd.	5.9
ITC, Ltd.	5.8
Hindustan Unilever, Ltd.	5.0
Nestle India, Ltd.	4.9
Zee Entertainment Enterprises, Ltd.	4.8
Mahindra & Mahindra, Ltd.	4.7
Bajaj Auto, Ltd.	4.5
Hero MotoCorp, Ltd.	4.4

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares India Consumer ETF (ticker: INCO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Consumer Index (“India Consumer Underlying Index”). The India Consumer Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s consumer sector. The Fund invests in the constituent companies of the India Consumer Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), and are generally consumer goods and services companies domiciled in India having a market capitalization of at least $100 million at the time of purchase. India Consumer Underlying Index includes companies whose businesses involve: automobiles and parts; beverages; food production; household goods; leisure goods; personal goods; food and drug retail; general retail; media; travel and leisure; and tobacco.

The EGShares India Consumer ETF focuses on the growth stories of India and its burgeoning consumer base. India, with its large and relatively young population, represents one of the great present and future consumption markets. Although India has been plagued recently with inflation and an inability for policymakers to generate sustained growth, its population still needs to consume the most basic goods and services. As of March 31, 2013, beverages, household products and food producers were the Fund’s largest industry weights at roughly a combined 40% of assets. Of the Fund’s largest industry exposures, investors should note that the largest positive contributors to Fund performance were food and beverage stocks due to large allocations and strong market performance. Other positive contributors were household products and media, although their index weightings were smaller. Auto and consumer services both detracted from Fund performance due more so to large weight in the case of the former and poorer relative performance for the latter. Given that the period from late 2010 to May 2012 provided no sustained bull rally, there was a strong uptrend in broad Indian markets from May 2012 to January 2013. INCO saw a maximum increase (trough to peak) of roughly 53% over this period. This was followed by a slow and steady decline of roughly 13% to March 31, 2013. Overall, of our trio of Indian-focused ETFs, INCO was the clear outperformer for the year with a return of more than 15%. By contrast, our India Small Cap ETF and India Infrastructure ETF were both down double digits over the same period.

The EGShares India Consumer ETF had a total return of –7.84% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 6.26% annualized return since its inception date of August 10, 2011. The Fund’s NAV had a 15.83% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

32 EGA Emerging Global Shares Trust

EGShares India Consumer ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX India Consumer Index
1 Year	15.83%	15.89%	17.84%
Since Inception[1]	6.26%	6.26%	7.92%
1	August 10, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.89%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 33

Portfolio Summary (Unaudited)

EGShares India Infrastructure ETF

Industry Breakdown*

Top Ten Holdings*
Bharti Airtel, Ltd.	5.9%
Tata Motors, Ltd.	5.5
Tata Power Co., Ltd.	5.3
DLF, Ltd.	5.1
Larsen & Toubro, Ltd.	4.9
GAIL India, Ltd.	4.8
Ambuja Cements, Ltd.	4.8
Idea Cellular, Ltd.	4.8
Power Grid Corp. of India, Ltd.	4.7
Sterlite Industries India, Ltd.	4.6

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares India Infrastructure ETF (ticker: INXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index (“India Infrastructure Underlying Index”). The India Infrastructure Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors. The Fund invests in Indian large and mid cap infrastructure companies that are included in the India Infrastructure Underlying Index, which are generally defined as companies that are domiciled in India and that have a market capitalization of at least $200 million at the time of purchase.

The EGShares India Infrastructure ETF remains a highly compelling story related to infrastructure. India may be considered an early stage emerging market with further development required to match what is found in the other BRIC (“Brazil, Russia, India, China”) economies especially in regard to basic infrastructure. Such needs include water utilities, large scale hospitals, subway systems, ports and electricity generators and distribution networks. The three largest industry weights as of March 31, 2013 were electricity, mobile telecom and construction & materials. Of the Fund’s industry exposures, all categories contributed to the overall negative performance of the Fund. Utilities, industrials and materials stocks were the largest contributors to negative performance due to a combination of both large weights and poor market performance in all three cases. Energy also had strong negative performance but contribution to the Fund was small due to a lesser allocation. Although the theme of Indian infrastructure is long-term in nature, many investors in such niche emerging market exposures are driven by a shorter time horizon. INXX spent most of the 12-month period ended March 31, 2013 within a price band of $12 to $15. In relative terms, this is a wide channel but given that this is a thematic fund focused on India, one might expect a wide band. Unlike our Indian Consumer Fund that had a more upward sloping curve for the period, both our Indian Infrastructure and Indian Small Cap Funds were more flat if not downward sloping for the period. The market awaits stronger commitments from various branches of the Indian government to bolster fund flows into the infrastructure sector. We believe this Fund remains a favorable long-term investment given the underlying structural factors in India based on demographics and demand.

The EGShares India Infrastructure ETF had a total return of –15.50% at net asset value (“NAV”) for the quarter ended March 31, 2013 and –16.28% annualized return since its inception date of August 11, 2010. The Fund had a –17.08% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

34 EGA Emerging Global Shares Trust

EGShares India Infrastructure ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX India Infrastructure Index
1 Year	(17.08)%	(16.45)%	(16.94)%
Since Inception[1]	(16.28)%	(16.23)%	(15.63)%
1	August 11, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 35

Portfolio Summary (Unaudited)

EGShares India Small Cap ETF

Industry Breakdown*

Top Ten Holdings*
Federal Bank, Ltd.	4.2%
Apollo Hospitals Enterprise, Ltd.	3.8
Tata Chemicals, Ltd.	3.6
Aditya Birla Nuvo, Ltd.	3.5
Mahindra & Mahindra Financial Services, Ltd.	3.4
Tata Global Beverages, Ltd.	3.2
Exide Industries, Ltd.	2.9
Hindustan Petroleum Corp., Ltd.	2.8
United Phosphorus, Ltd.	2.3
Ashok Leyland, Ltd.	2.2

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares India Small Cap ETF (ticker: SCIN)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index (“India Small Cap Underlying Index”). The India Small Cap Underlying Index is comprised of 75 leading companies that INDXX, LLC determines to be representative of small market cap companies in India. The Fund invests in Indian Small Cap companies that are included in the India Small Cap Underlying Index, which are generally defined as companies that are domiciled in India and are at the bottom end of the group that have a market capitalization of at least $100 million but below $2 billion at the time of purchase.

The EGShares India Small Cap ETF is our play on the booming domestic sector in India. As many large-cap companies earn significant portions of their top line revenues from global operations, small cap companies (regardless of where they are domiciled) normally focus more on the domestic economy. The Indian markets had a relatively strong period leading to March 31, 2013 with an 8-month bull run after a downward trending period that began in late 2010. Given the strong Indian bull market of 2009/10 and the lengthy bearish period thereafter, investors have generally shied away from exposure to India, whether large or small cap, broad or sector-focused. Banks were easily the Fund’s largest sector allocation with more than double the weight of the next largest sectors (chemical, diversified financial services, electrical equipment). Of the Fund’s industry exposures, nearly all categories contributed to the overall negative performance of the Fund. Industrials, financials and consumer stocks were the largest contributors to negative performance due to a combination of both large weights and poor market performance in all three cases. Utilities and energy also had strong negative performance but contribution to the Fund was small due to a lesser allocation. Health care was the only sector with meaningful positive impact to the Fund. SCIN tracked our India Infrastructure ETF to a close degree and both were significant underperformers to our India Consumer ETF, which had the tailwind of being a defensive sector. Most investors heavily biased defensive sectors given their caution over the macro environment. We remain confident that SCIN is a strong position for the long-term oriented investor focused on the Indian growth story.

The EGShares India Small Cap ETF had a total return of –16.11% at net asset value (“NAV”) for the quarter ended March 31, 2013 and –15.23% annualized return since its inception date of July 7, 2010. The Fund had a –12.87% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. Small and medium capitalization companies may have greater volatility in price than the stocks of large capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

36 EGA Emerging Global Shares Trust

EGShares India Small Cap ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX India Small Cap Index
1 Year	(12.87)%	(13.69)%	(12.19)%
Since Inception[1]	(15.23)%	(15.33)%	(14.38)%
1	July 7, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 37

Portfolio Summary (Unaudited)

EGShares Industrials GEMS ETF

Sector Breakdown*

Top Ten Holdings*
Cemex SAB de CV	10.9%
Sime Darby Bhd	6.1
Bidvest Group, Ltd.	6.0
Alfa, SAB	5.9
Semen Indonesia Persero Tbk PT	4.5
Embraer SA	4.4
Mahindra & Mahindra, Ltd.	4.2
Imperial Holdings, Ltd.	4.1
Siam Cement PCL	4.1
Tata Motors, Ltd.	3.9

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Industrials GEMS ETF (ticker: IGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM (“Industrials Underlying Index”). The Industrials Underlying Index is comprised of publicly traded firms in the “Industrials Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Industrials Underlying Index includes companies whose businesses generally involve: construction and materials; aerospace and defense; general industrials; electronic and electrical equipment; industrial engineering; industrial transportation; and support services.

The EGShares Industrials GEMS ETF is a fund with a heavy bias to engineering/construction & building material companies. Infrastructure is a key part of the thematic play within this sector Fund, although the manufacturing of cars and airplanes are also components. In last year’s report, we stated that India and China were the Fund’s largest country weights, covering nearly half the portfolio by assets. As of March 31, 2013, China was the largest allocation (roughly 23%), with Mexico and India close behind at roughly 19% and 15% respectively. Indonesia and South Africa were the next largest country exposures. Within these country exposures, investors should note that large positive contributors to Fund performance were primarily from Mexico and South Africa due to their significant weights as well as good performance. Stronger performance was visible in Thailand, Colombia and the Philippines, however allocations were small so contribution to Fund performance was small. Negative performance came from India primarily due to its large allocation but also from Egypt more due to poor performance in its case. To highlight a specific holding, Cemex has been a consistently large position in the Fund. This Mexican company is the world’s largest building materials supplier and producer of cement. Cemex had a roughly 140% return from its low in June 2012 to its high in March 2013. With returns that have been similar to those of the broad global emerging market indices since inception, IGEM was one of our stronger performing funds over the 12-month period ended March 31, 2013.

The EGShares Industrials GEMS ETF had a total return of 0.69% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 1.97% annualized return since its inception date of June 23, 2011. The Fund’s NAV had a 10.00% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

38 EGA Emerging Global Shares Trust

EGShares Industrials GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Industrials Titans 30 IndexSM
1 Year	10.00%	12.85%	10.61%
Since Inception[1]	1.97%	2.37%	2.73%
1	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 39

Portfolio Summary (Unaudited)

EGShares Low Volatility Emerging Markets Dividend ETF

Industry Breakdown*

Top Ten Holdings*
Turk Traktor ve Ziraat Makineleri AS	5.7%
Maxis BHD	5.0
Grupo Modelo SAB de CV	4.8
Shin Corp. PCL	4.8
Redefine Properties Ltd.	4.8
Vodacom Group, Ltd.	4.6
Lewis Group Ltd.	4.4
Growthpoint Properties Ltd.	4.4
DiGi.Com BHD	3.6
LUKOIL OAO	3.6

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Low Volatility Emerging Markets Dividend ETF (ticker: HILO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index (“HILB Underlying Index”). The HILB Underlying Index is a dividend yield weighted stock market index comprised of a representative sample of 30 emerging markets companies that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the broad market benchmark indices of the local exchanges in which the component securities trade and have also paid dividends consistently over the last three years. The Fund invests in the constituent companies of the HILB Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), domiciled in emerging markets countries having a market capitalization of at least $250 million.

The EGShares Low Volatility Emerging Markets Dividend GEMS ETF is our firm’s only fund that focuses its weighting methodology on dividends and volatility management rather than market capitalization. For investors looking to have greater levels of certainty regarding overall total return via a base of dividend income, this Fund does provide such exposure. Furthermore, for investors concerned with traditionally high levels of security specific volatility, the methodology of HILO also takes this into account. Country exposures are well diversified with South Africa, Turkey, Mexico and Malaysia being the largest weights, each representing more than 10% of Fund assets as of March 31, 2013. Five other emerging market economies had exposures ranging from roughly 10% to 3%. Of the Fund’s largest country exposures, investors should note that Turkey, Mexico and China provided most of the positive contribution to Fund performance while Brazil and South Africa were the main negative contributors. Strong country-specific returns which contributed positively to the Fund were also from Indonesia and the Philippines, although both countries were small fund allocations. Similarly, Poland and Hungary were poor performers but also had small allocations in the fund. By sector, strong performance was observed in financials, industrials and consumer stocks and to some degree from health care which, was the top performing sector but also the smallest sector allocation. Negative performance was evident mainly in telecom and materials. As with country exposures, sectors are well diversified with telecom and energy in particular having large allocations. Since inception, HILO has outperformed the global emerging market benchmarks and in the 12-month period ending March 31, 2013, the differential versus the MSCI Emerging Market Index has increased. However, in terms of volatility (as measured by standard deviation), HILO did have lower levels versus EM benchmarks and has been more similar to U.S. benchmarks. HILO is our firm’s second largest fund and at time of writing is nearly $100MM in asset size.

The EGShares Low Volatility Emerging Markets Dividend GEMS ETF had a total return of –0.50% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 3.97% annualized return since its inception date of August 4, 2011. The Fund’s NAV had a 4.12% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

40 EGA Emerging Global Shares Trust

EGShares Low Volatility Emerging Markets Dividend ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX Emerging Market High Income Low Beta Index
1 Year	4.12%	4.33%	5.26%
Since Inception[1]	3.97%	4.30%	5.52%
1	August 4, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 41

Portfolio Summary (Unaudited)

EGShares Technology GEMS ETF

Sector Breakdown*

Top Ten Holdings*
Tencent Holdings Ltd.	9.3%
Infosys, Ltd.	9.0
Baidu, Inc.	8.4
Tata Consultancy Services, Ltd.	7.3
Lenovo Group, Ltd.	4.9
Wipro, Ltd.	4.7
NetEase.com, Inc.	4.5
SINA Corp.	3.6
Shin Corp. PCL	3.3
Satyam Computer Services, Ltd.	3.3

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Technology GEMS ETF (ticker: QGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM (“Technology Underlying Index”). The Technology Underlying Index is comprised of publicly traded firms in the “Technology Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Technology Underlying Index includes companies whose businesses generally involve: software and computer services; and technology hardware and equipment.

The EGShares Technology GEMS ETF is a cyclical sector play within the broader emerging markets. With one of the most extreme country biases, QGEM’s largest weightings are in China and India with a combined weight of just over 80% of Fund assets as of March 31, 2013. All other country weights were less than 5% as of that date. Of the Fund’s country exposures, investors should note that the largest negative contributor to Fund performance was China primarily due to its large weight in the Fund. Although smaller in allocation, due to poor market performance, Poland and Russia also contributed negatively to the fund. Significant positive performance was visible from positions in Turkey, Indonesia and Thailand although contribution to Fund performance was minimal due to small allocations. India had positive performance albeit very small so despite its large allocation, its contribution to Fund performance was minimal. Industry bias within the Fund was heavy towards internet and computer hardware at roughly two-thirds of the Fund. QGEM does not hold the Korean or Taiwanese tech names that tend to represent large weights within most emerging market funds. To highlight a company holding, Tencent Holdings Ltd provides media, entertainment, internet and phone services as well as online advertising. As China’s largest internet portal, it is the world’s third largest internet company after Google and Amazon. Like SINA and Baidu, both also holdings in QGEM, the focus is almost entirely on the Chinese consumer. Although an average performer for the 12-month period ended March 31, 2013, QGEM was the best performer in the final 3-months of this period.

The EGShares Technology GEMS ETF had a total return of 6.44% at net asset value (“NAV”) for the quarter ended March 31, 2013 and –5.09% annualized return since its inception date of June 23, 2011. The Fund’s NAV had a –3.45% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

42 EGA Emerging Global Shares Trust

EGShares Technology GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Technology Titans 30 IndexSM
1 Year	(3.45)%	(3.56)%	(2.25)%
Since Inception[1]	(5.09)%	(5.09)%	(3.61)%
1	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 43

Portfolio Summary (Unaudited)

EGShares Telecom GEMS ETF

Sector Breakdown*

Top Ten Holdings*
China Mobile, Ltd.	10.1%
America Movil SAB de CV	9.5
MTN Group, Ltd.	6.6
Telekomunikasi Indonesia Tbk PT	5.2
Mobile TeleSystems	4.5
Advanced Info Service PCL	4.5
Telefonica Brasil SA Preference Shares	3.7
Axiata Group BHD	3.7
China Telecom Corp., Ltd.	3.5
Rostelecom OJSC	3.5

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Telecom GEMS ETF (ticker: TGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM (“Telecom Underlying Index”). The Telecom Underlying Index is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Telecom Underlying Index includes companies whose businesses generally involve: fixed line telecommunications and mobile telecommunications.

The EGShares Telecom GEMS ETF can be seen as a play on what our firm believes are the two biggest themes in emerging market investing: consumption and infrastructure. The ability to gather information and consume via a mobile device can be as common in an emerging market as it is here in the U.S. Due to this ability to easily consume beyond a “bricks and mortar” establishment, the cellphone tower and other components that come from telecom companies can also be considered essential infrastructure. Similar to the flow of oil through a pipeline or power through a grid, the flow of voice or data (as a form of capital) allows for a more modern economy. Within individual emerging markets, the telecom industry tends to be dominated by a few names. Thus, as is typical in global utility funds, TGEM has relatively large names yet is well diversified across many countries. No country in TGEM has more than a 20% weight. China, Malaysia, Russia and South Africa are the largest country exposures, all with more than 10% weight. However Mexico, Brazil, Thailand, Turkey and Indonesia each represent more than 5% of Fund assets. Within the Fund’s largest country exposures, investors should note that large negative contributors to fund performance were primarily from Mexico, China and South Africa. Brazil, Poland, India and several other countries also contributed negatively to the Fund but more due to their poor performance than their weights. Significant positive performance was visible from various countries but especially in Malaysia due to its large weight and good performance. However, even stronger positive performance was visible in Thailand, Indonesia, Turkey and other countries although contribution to fund performance was less due to small allocations. Since inception, TGEM has generally outperformed or been in line with the broad global emerging market indices, demonstrating properties similar to those of a lower beta index versus the benchmark.

The EGShares Telecom GEMS ETF had a total return of –3.07% at net asset value (“NAV”) for the quarter ended March 31, 2013 and 1.13% annualized return since its inception date of June 23, 2011. The Fund’s NAV had a –0.21% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

44 EGA Emerging Global Shares Trust

EGShares Telecom GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM
1 Year	(0.21)%	(1.71)%	0.29%
Since Inception[1]	1.13%	1.05%	1.48%
1	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 45

Portfolio Summary (Unaudited)

EGShares Utilities GEMS ETF

Sector Breakdown*

Top Ten Holdings*
Ultrapar Participacoes SA	9.0%
Perusahaan Gas Negara PT	6.4
Enersis SA	6.1
Companhia Energetica de Minas Gerais Preference Shares	5.5
Companhia de Saneamento Basico do Estado de Sao Paulo	5.3
China Resources Power Holdings Co., Ltd.	4.9
Tenaga Nasional BHD	4.9
CEZ AS	4.9
Empresa Nacional de Electricidad SA	4.8
PGE SA	4.0

*	Expressed as a percentage of total investments in securities as of 3/31/2013. Holdings are subject to change.

EGShares Utilities GEMS ETF (ticker: UGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM (“Utilities Underlying Index”). The Utilities Underlying Index is comprised of publicly traded firms in the “Utilities Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Utilities Underlying Index includes companies whose businesses generally involve: electricity; and gas, water and multi-utilities.

The EGShares Utilities GEMS ETF is a direct play on the electricity, gas, water and multi-utility companies within the developing world. In many ways, it is also a play on local infrastructure within emerging markets. Heavily weighted to Brazil, Chile and India as of March 31, 2013, this Fund provides exposure to several other emerging economies. Since the services within the companies of UGEM are provided locally, this is also an effective consumer play. Although in the developed world the utility sector is considered defensive and statistically a low volatility exposure as measured by beta, UGEM has performed very similarly to global emerging market benchmarks since its inception — both on the upside and downside. During the reporting period, large negative contributors to Fund performance were primarily from Brazil and India. Russia, Czech Republic and Colombia also contributed negatively to the Fund but less due to their weights than due to poor performance. Significant positive contribution to Fund performance was visible from China, Indonesia and the Philippines due to their large allocations and strong returns. However, in all cases they were relatively small allocations to the Fund. One of the Fund’s largest holdings has consistently been Ultrapar Participacoes, a Brazilian holding company that includes a gas distribution company, petrochemical company, oil/gas storage company and energy transportation company. Other holdings in UGEM likewise cover the utility complex for an entire country or countries within the region.

The EGShares Utilities GEMS ETF had a total return of 2.74% at net asset value (“NAV”) for the quarter ended March 31, 2013 and –5.40% annualized return since its inception date of June 23, 2011. The Fund’s NAV had a –3.72% return for the full year ended March 31, 2013.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

46 EGA Emerging Global Shares Trust

EGShares Utilities GEMS ETF

Performance as of 3/31/2013

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Utilities Titans 30 IndexSM
1 Year	(3.72)%	(3.92)%	(2.10)%
Since Inception[1]	(5.40)%	(5.45)%	(3.88)%
1	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call (888) 800-4347. Fund’s net annual operating expense ratio 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times. Past performance does not guarantee future results.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results.

EGA Emerging Global Shares Trust 47

Shareholder Expense Examples (Unaudited)

As a shareholder of an EGA EGShares Funds Trust ETF, you incur advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (October 1, 2012 to March 31, 2013).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid Through 3/31/2013” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

48 EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited) (continued)

	Beginning Account Value 10/1/2012	Ending Account Value 3/31/2013	Annualized Expense Ratios for the Period	Expenses Paid Through 3/31/2013[1]
EGShares Basic Materials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 897.23	0.85%	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Beyond BRICs ETF
Actual	$1,000.00	$1,074.01	0.85%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Brazil Infrastructure ETF
Actual	$1,000.00	$1,053.92	0.85%	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares China Infrastructure ETF
Actual	$1,000.00	$1,100.41	0.85%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Consumer Goods GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,098.38	0.85%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Consumer Services GEMS ETF
Actual	$1,000.00	$1,079.96	0.85%	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Emerging Markets Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$1,090.48	0.85%	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Emerging Markets Core ETF (Consolidated)[2]
Actual	$1,000.00	$1,045.54	0.70%	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	0.70%	$3.53
EGShares Emerging Markets Domestic Demand ETF (Consolidated)[2]
Actual	$1,000.00	$1,083.05	0.85%	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Emerging Markets Metals & Mining ETF (Consolidated)[2]
Actual	$1,000.00	$ 890.92	0.85%	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Energy GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 977.90	0.85%	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Financials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,129.15	0.85%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares GEMS Composite ETF (Consolidated)[2]
Actual	$1,000.00	$1,023.34	0.75%	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	0.75%	$3.78
EGShares Health Care GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,091.33	0.85%	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares India Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$1,000.91	0.89%	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	0.89%	$4.48
EGShares India Infrastructure ETF (Consolidated)[2]
Actual	$1,000.00	$ 846.68	0.85%	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares India Small Cap ETF (Consolidated)[2]
Actual	$1,000.00	$ 862.27	0.85%	$3.95
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28

EGA Emerging Global Shares Trust 49

Shareholder Expense Examples (Unaudited) (concluded)

	Beginning Account Value 10/1/2012	Ending Account Value 3/31/2013	Annualized Expense Ratios for the Period	Expenses Paid Through 3/31/2013[1]
EGShares Industrials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,100.57	0.85%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)[2]
Actual	$1,000.00	$1,085.81	0.85%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Technology GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,009.33	0.85%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Telecom GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 971.47	0.85%	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28
EGShares Utilities GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,035.23	0.85%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28

1	Expenses are calculated using each Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 182/365 (to reflect the six-month period).
2	Expenses for these Funds include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 in the Notes to Financial Statements.
50 EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange-traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, as they are bought and sold at current market prices.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Basic Materials GEMS ETF
June 23, 2011*– March 31, 2013
	0-24.99	43	9.71%	34	7.67%
	25-49.99	58	13.09%	35	7.90%
	50-74.99	52	11.74%	21	4.74%
	75-99.99	48	10.84%	10	2.26%
	> 100	100	22.57%	42	9.48%
Total		301	67.95%	142	32.05%
EGShares Beyond BRICs ETF
August 15, 2012* – March 31, 2013
	0-24.99	4	2.60%	4	2.60%
	25-49.99	24	15.58%	1	0.65%
	50-74.99	42	27.27%	—	0.00%
	75-99.99	48	31.17%	—	0.00%
	> 100	31	20.13%	—	0.00%
Total		149	96.75%	5	3.25%
EGShares Brazil Infrastructure ETF
February 24, 2010* – March 31, 2013
	0-24.99	81	10.44%	69	8.89%
	25-49.99	65	8.38%	66	8.50%
	50-74.99	34	4.38%	46	5.93%
	75-99.99	28	3.61%	19	2.45%
	> 100	340	43.81%	28	3.61%
Total		548	70.62%	228	29.38%
EGShares China Infrastructure ETF
February 17, 2010* – March 31, 2013
	0-24.99	89	11.38%	77	9.85%
	25-49.99	71	9.08%	76	9.72%
	50-74.99	77	9.85%	51	6.52%
	75-99.99	64	8.18%	46	5.88%
	> 100	114	14.58%	117	14.96%
Total		415	53.07%	367	46.93%
EGShares Consumer Goods GEMS ETF
June 23, 2011* – March 31, 2013
	0-24.99	58	13.09%	84	18.96%
	25-49.99	40	9.03%	82	18.51%
	50-74.99	30	6.77%	46	10.39%
	75-99.99	19	4.29%	25	5.64%
	> 100	18	4.06%	41	9.26%
Total		165	37.24%	278	62.76%

EGA Emerging Global Shares Trust 51

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Consumer Services GEMS ETF
June 23, 2011* – March 31, 2013
	0-24.99	74	16.70%	103	23.25%
	25-49.99	40	9.03%	68	15.35%
	50-74.99	17	3.84%	48	10.84%
	75-99.99	4	0.90%	40	9.03%
	> 100	4	0.90%	45	10.16%
Total		139	31.37%	304	68.63%
EGShares Emerging Markets Consumer ETF
September 14, 2010* – March 31, 2013
	0-24.99	112	17.50%	93	14.53%
	25-49.99	168	26.25%	33	5.16%
	50-74.99	115	17.97%	15	2.34%
	75-99.99	51	7.97%	12	1.87%
	> 100	27	4.22%	14	2.19%
Total		473	73.91%	167	26.09%
EGShares Emerging Markets Core ETF
October 16, 2012* – March 31, 2013
	0-24.99	5	4.51%	1	0.90%
	25-49.99	16	14.41%	1	0.90%
	50-74.99	41	36.94%	1	0.90%
	75-99.99	34	30.63%	—	0.00%
	> 100	12	10.81%	—	0.00%
Total		108	97.30%	3	2.70%
EGShares Emerging Markets Domestic Demand ETF
August 15, 2012* – March 31, 2013
	0-24.99	8	5.19%	5	3.25%
	25-49.99	25	16.23%	—	0.00%
	50-74.99	44	28.57%	—	0.00%
	75-99.99	51	33.12%	—	0.00%
	> 100	21	13.64%	—	0.00%
Total		149	96.75%	5	3.25%
EGShares Emerging Markets Metals & Mining ETF
May 21, 2009* – March 31, 2013
	0-24.99	164	16.93%	136	14.04%
	25-49.99	120	12.38%	106	10.94%
	50-74.99	81	8.36%	76	7.84%
	75-99.99	76	7.84%	44	4.54%
	> 100	88	9.08%	78	8.05%
Total		529	54.59%	440	45.41%
EGShares Energy GEMS ETF
May 21, 2009* – March 31, 2013
	0-24.99	141	14.57%	122	12.60%
	25-49.99	131	13.53%	108	11.16%
	50-74.99	124	12.81%	82	8.47%
	75-99.99	59	6.10%	34	3.51%
	> 100	80	8.26%	87	8.99%
Total		535	55.27%	433	44.73%
EGShares Financials GEMS ETF
September 16, 2009* – March 31, 2013
	0-24.99	126	14.21%	142	16.01%
	25-49.99	104	11.72%	111	12.51%
	50-74.99	61	6.88%	91	10.26%
	75-99.99	44	4.96%	44	4.96%
	> 100	85	9.58%	79	8.91%
Total		420	47.35%	467	52.65%

52 EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares GEMS Composite ETF
July 22, 2009* – March 31, 2013
	0-24.99	151	16.29%	131	14.13%
	25-49.99	151	16.29%	104	11.22%
	50-74.99	77	8.31%	77	8.31%
	75-99.99	62	6.69%	30	3.23%
	> 100	79	8.52%	65	7.01%
Total		520	56.10%	407	43.90%
EGShares Health Care GEMS ETF
June 23, 2011* – March 31, 2013
	0-24.99	53	11.96%	51	11.51%
	25-49.99	70	15.80%	43	9.71%
	50-74.99	40	9.03%	48	10.84%
	75-99.99	30	6.77%	21	4.74%
	> 100	38	8.58%	49	11.06%
Total		231	52.14%	212	47.86%
EGShares India Consumer ETF
August 10, 2011* – March 31, 2013
	0-24.99	29	7.09%	46	11.25%
	25-49.99	41	10.02%	39	9.54%
	50-74.99	46	11.25%	26	6.36%
	75-99.99	31	7.58%	5	1.22%
	> 100	123	30.07%	23	5.62%
Total		270	66.01%	139	33.99%
EGShares India Infrastructure ETF
August 11, 2010* – March 31, 2013
	0-24.99	66	9.98%	73	11.04%
	25-49.99	76	11.50%	58	8.78%
	50-74.99	64	9.68%	59	8.93%
	75-99.99	42	6.35%	39	5.90%
	> 100	91	13.77%	93	14.07%
Total		339	51.28%	322	48.72%
EGShares India Small Cap ETF
July 7, 2010* – March 31, 2013
	0-24.99	85	12.39%	61	8.89%
	25-49.99	64	9.33%	65	9.48%
	50-74.99	58	8.45%	51	7.43%
	75-99.99	55	8.02%	28	4.08%
	> 100	138	20.12%	81	11.81%
Total		400	58.31%	286	41.69%
EGShares Industrials GEMS ETF
June 23, 2011* – March 31, 2013
	0-24.99	61	13.77%	57	12.87%
	25-49.99	50	11.29%	44	9.93%
	50-74.99	35	7.90%	34	7.67%
	75-99.99	24	5.42%	31	7.00%
	> 100	45	10.16%	62	13.99%
Total		215	48.54%	228	51.46%
EGShares Low Volatility Emerging Markets Dividend ETF
August 4, 2011* – March 31, 2013
	0-24.99	69	16.71%	57	13.80%
	25-49.99	82	19.85%	22	5.33%
	50-74.99	61	14.77%	21	5.08%
	75-99.99	37	8.96%	14	3.39%
	> 100	38	9.20%	12	2.91%
Total		287	69.49%	126	30.51%

EGA Emerging Global Shares Trust 53

Frequency Distribution of Premium and Discount (Unaudited) (concluded)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Technology GEMS ETF
June 23, 2011* – March 31, 2013
	0-24.99	91	20.54%	93	20.99%
	25-49.99	52	11.74%	44	9.93%
	50-74.99	34	7.68%	31	7.00%
	75-99.99	24	5.42%	18	4.06%
	> 100	29	6.55%	27	6.09%
Total		230	51.93%	213	48.07%
EGShares Telecom GEMS ETF
June 23, 2011* – March 31, 2013
	0-24.99	57	12.87%	74	16.70%
	25-49.99	34	7.67%	82	18.51%
	50-74.99	24	5.42%	51	11.51%
	75-99.99	26	5.87%	18	4.06%
	> 100	48	10.84%	29	6.55%
Total		189	42.67%	254	57.33%
EGShares Utilities GEMS ETF
June 23, 2011* – March 31, 2013
	0-24.99	72	16.25%	93	20.99%
	25-49.99	45	10.16%	81	18.28%
	50-74.99	15	3.39%	49	11.06%
	75-99.99	12	2.71%	23	5.19%
	> 100	5	1.13%	48	10.84%
Total		149	33.64%	294	66.36%

*	Commencement of Operations.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

54 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Basic Materials GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.7%
Brazil—16.2%
Companhia Siderurgica Nacional SA ADR	21,217	$95,052
Gerdau SA Preference Shares ADR	20,874	160,939
Vale SA Preference A Shares ADR	20,568	339,989
Total Brazil		595,980
Chile—3.4%
Empresas CMPC SA	34,050	124,009
China—16.9%
Aluminum Corp. of China, Ltd. Class H ADR*	4,837	47,064
China Coal Energy Co., Ltd. Class H	114,166	101,773
China Shenhua Energy Co., Ltd. Class H	64,917	235,829
Jiangxi Copper Co., Ltd. Class H	41,826	92,352
Yanzhou Coal Mining Co., Ltd. Class H ADR	5,779	79,115
Zijin Mining Group Co., Ltd. Class H	199,924	65,932
Total China		622,065
India—8.7%
Coal India, Ltd.	18,145	103,194
Hindalco Industries, Ltd.	26,079	43,953
Jindal Steel & Power, Ltd.	11,910	76,204
Sterlite Industries India, Ltd. ADR	7,608	53,104
Tata Steel, Ltd.	7,781	44,789
Total India		321,244
Malaysia—3.1%
Petronas Chemicals Group BHD	53,800	112,065
Mexico—10.1%
Grupo Mexico SAB de CV Series B	54,304	219,563
Industrias Penoles SAB de CV	3,204	152,271
Total Mexico		371,834
Poland—4.4%
KGHM Polska Miedz SA	3,359	162,970

Investments	Shares	Value

Russia—15.6%
Evraz PLC	10,824	$36,487
MMC Norilsk Nickel OJSC ADR	14,419	243,537
Novolipetsk Steel GDR	2,324	36,650
Severstal GDR	5,832	51,817
Uralkali OJSC GDR	5,514	203,356
Total Russia		571,847
South Africa—18.5%
Anglo American Platinum, Ltd.*	1,742	72,563
AngloGold Ashanti, Ltd. ADR	7,910	186,280
Gold Fields, Ltd. ADR	17,832	138,198
Impala Platinum Holdings, Ltd.	11,791	174,273
Kumba Iron Ore, Ltd.	2,003	107,409
Total South Africa		678,723
Thailand—2.8%
PTT Global Chemical PCL	43,000	102,049
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $4,465,624)		3,662,786
Other Assets in Excess of Liabilities—0.3%		9,408
Net Assets—100.0%		$3,672,194

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Summary by Sector	Value	% of Net Assets
Chemicals	$315,422	8.6%
Forestry & Paper	124,009	3.4
Industrial Metals & Mining	1,624,160	44.2
Mining	1,497,146	40.7
Oil & Gas Producers	102,049	2.8
Total Investments	3,662,786	99.7
Other Assets in Excess of Liabilities	9,408	0.3
Net Assets	$3,672,194	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 55

Schedule of Investments

EGShares Beyond BRICs ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.6%
Chile—4.4%
Banco Santander Chile ADR	1,649	$46,947
Enersis SA ADR	3,804	73,189
Latam Airlines Group SA ADR	5,092	110,700
Sociedad Quimica y Minera de Chile SA ADR	1,881	104,301
Total Chile		335,137
Colombia—3.5%
Bancolombia SA ADR	1,253	79,252
Ecopetrol SA ADR	3,545	193,274
Total Colombia		272,526
Indonesia—13.5%
Astra International Tbk PT	272,835	221,805
Bank Central Asia Tbk PT	203,740	239,016
Bank Mandiri Persero Tbk PT	148,950	153,280
Bank Rakyat Indonesia Persero Tbk PT	168,093	151,357
Perusahaan Gas Negara PT	162,047	99,221
Telekomunikasi Indonesia Tbk PT ADR	3,883	175,046
Total Indonesia		1,039,725
Malaysia—14.5%
Axiata Group BHD	54,400	116,301
CIMB Group Holdings BHD	65,100	160,832
DiGi.Com BHD	39,900	59,789
Genting BHD	36,200	117,374
Malayan Banking BHD	46,200	140,249
Maxis BHD	27,300	57,571
Petronas Chemicals Group BHD	28,000	58,324
Public Bank BHD	42,000	220,274
Sime Darby BHD	38,300	114,535
Tenaga Nasional BHD	29,400	68,361
Total Malaysia		1,113,610
Mexico—18.1%
America Movil SAB de CV Series L ADR	11,733	245,924
Fomento Economico Mexicano SAB de CV ADR	3,724	422,674
Grupo Mexico SAB de CV Series B	96,746	391,166
Grupo Modelo SAB de CV Series C	36,767	333,578
Total Mexico		1,393,342
Peru—1.2%
Cia de Minas Buenaventura SA ADR	3,454	89,666
Philippines—1.4%
SM Investments Corp.	3,970	108,467
Poland—3.1%
Bank Pekao SA	1,498	72,310
PGE SA	10,441	53,739
Powszechna Kasa Oszczednosci Bank Polski SA	10,469	111,210
Total Poland		237,259
South Africa—16.8%
FirstRand, Ltd.	63,537	222,999
MTN Group, Ltd.	18,126	319,037
Naspers, Ltd. N Shares	4,490	280,354
Sasol, Ltd.	6,686	296,854
Standard Bank Group, Ltd.	13,260	171,111
Total South Africa		1,290,355

Investments	Shares	Value

Thailand—15.5%
Advanced Info Service PCL	23,800	$191,798
Bangkok Bank PCL	19,141	145,102
Kasikornbank PCL	25,900	183,958
PTT Exploration & Production PCL	16,100	81,641
PTT PCL	19,600	216,848
Siam Cement PCL	9,100	149,155
Siam Commercial Bank PCL	36,400	220,625
Total Thailand		1,189,127
Turkey—7.6%
Akbank TAS	25,080	131,672
KOC Holding AS	8,630	50,078
Turk Telekomunikasyon AS	6,980	30,936
Turkcell Iletisim Hizmetleri AS*	11,524	77,378
Turkiye Garanti Bankasi AS	31,472	166,969
Turkiye Halk Bankasi AS	4,567	48,837
Turkiye Is Bankasi Class C	21,225	80,701
Total Turkey		586,571
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $7,027,893)		7,655,785
Other Assets in Excess of Liabilities—0.4%		32,130
Net Assets—100.0%		$7,687,915

*	Non-income producing security
ADR	American Depositary Receipts

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$619,533	8.1%
Consumer Staples	756,252	9.8
Energy	788,617	10.3
Financials	2,746,701	35.7
Industrials	383,780	5.0
Materials	792,612	10.3
Telecommunication Services	1,273,780	16.6
Utilities	294,510	3.8
Total Investments	7,655,785	99.6
Other Assets in Excess of Liabilities	32,130	0.4
Net Assets	$7,687,915	100.0%

The accompanying notes are an integral part of these financial statements.

56 EGA Emerging Global Shares Trust

Schedule of Investments

EGShares Brazil Infrastructure ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.3%
Basic Materials—12.1%
Companhia Siderurgica Nacional SA	741,938	$3,359,483
Gerdau SA	350,789	2,432,132
Vale SA	222,544	3,854,111
Total Basic Materials		9,645,726
Consumer Goods—1.0%
Iochpe-Maxion SA	60,465	795,864
Consumer Services—2.8%
Localiza Rent a Car SA	122,121	2,198,523
Financials—10.4%
BR Malls Participacoes SA	316,416	3,968,637
BR Properties SA	189,129	2,108,572
Multiplan Empreendimentos Imobiliarios SA	78,537	2,261,052
Total Financials		8,338,261
Industrials—25.9%
All America Latina Logistica	438,402	2,187,281
Arteris SA	129,571	1,450,994
CCR SA	453,244	4,639,550
Ecorodovias Infraestrutura e Logistica SA	155,941	1,341,819
Embraer SA	582,902	5,194,906
JSL SA	48,785	395,584
Marcopolo SA Preference Shares	345,566	2,455,904
Weg SA	227,382	2,953,423
Total Industrials		20,619,461

Investments	Shares	Value

Oil & Gas—0.1%
OSX Brasil SA*	55,447	$110,545
Telecommunications—13.9%
Oi SA Preference Shares	938,042	2,870,394
Telefonica Brasil SA	166,087	4,444,692
Tim Participacoes SA	856,127	3,761,889
Total Telecommunications		11,076,975
Utilities—33.1%
AES Tiete SA	118,344	1,027,113
Centrais Eletricas Brasileiras SA	347,595	1,203,270
Companhia de Gas de Sao Paulo Class A	104,397	2,890,094
Companhia de Saneamento Basico
do Estado de Sao Paulo	95,355	4,553,168
Companhia de Saneamento de Minas Gerais	61,017	1,482,189
Companhia Energetica de Minas Gerais	153,787	1,813,701
Companhia Energetica de Sao Paulo
Preference Shares Class B	196,076	1,971,117
CPFL Energia SA	300,462	3,153,111
Tractebel Energia SA	217,830	3,738,982
Ultrapar Participacoes SA	180,420	4,583,984
Total Utilities		26,416,729
TOTAL INVESTMENTS IN SECURITIES—99.3%
(Cost: $74,017,369)		79,202,084
Other Assets in Excess of Liabilities—0.7%		537,250
Net Assets—100.0%		$79,739,334

*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 57

Schedule of Investments

EGShares China Infrastructure ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.7%
Basic Materials—11.6%
Aluminum Corp. of China, Ltd. Class H*	1,351,128	$520,424
Angang Steel Co., Ltd. Class H*	533,345	292,003
Jiangxi Copper Co., Ltd. Class H	245,665	542,431
Maanshan Iron & Steel Co., Ltd. Class H*	640,968	166,793
Total Basic Materials		1,521,651
Financials—10.1%
Agile Property Holdings, Ltd.	101,042	120,402
Country Garden Holdings Co., Ltd.*	350,381	175,131
Evergrande Real Estate Group, Ltd.	398,106	160,521
Guangzhou R&F Properties Co., Ltd. Class H	238,941	400,767
Longfor Properties Co., Ltd.	92,047	152,253
Shimao Property Holdings, Ltd.	101,768	195,338
Soho China, Ltd.	145,479	121,441
Total Financials		1,325,853
Industrials—46.8%
Anhui Conch Cement Co., Ltd. Class H	220,684	732,046
BBMG Corp. Class H	411,460	335,522
Changsha Zoomlion Heavy Industry Science
and Technology Development Co., Ltd. Class H	493,369	595,527
China Communications Construction Co., Ltd. Class H	647,668	602,393
China National Building Material Co., Ltd. Class H	353,073	444,374
China Railway Construction Corp., Ltd. Class H	673,071	638,159
China Railway Group, Ltd. Class H	1,376,851	700,606
CSR Corp., Ltd. Class H	751,187	533,199
Dongfang Electric Corp., Ltd. Class H	213,174	353,155
Shanghai Electric Group Co., Ltd. Class H	1,319,665	513,405
Weichai Power Co., Ltd. Class H	141,161	470,073
Zhuzhou CSR Times Electric Co. Ltd. Class H	81,373	230,618
Total Industrials		6,149,077

Investments	Shares	Value

Oil & Gas—9.2%
China Longyuan Power Group Corp. Class H	518,334	$470,080
China Oilfield Services, Ltd. Class H	356,123	745,952
Total Oil & Gas		1,216,032
Telecommunications—7.8%
China Telecom Corp., Ltd. Class H	1,106,787	557,482
China Unicom Hong Kong, Ltd.	350,095	469,039
Total Telecommunications		1,026,521
Utilities—14.2%
Datang International Power Generation Co.,
Ltd. Class H	1,587,631	701,510
ENN Energy Holdings Ltd.	53,272	295,092
Huaneng Power International, Inc. Class H	814,824	869,129
Total Utilities		1,865,731
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $15,064,015)		13,104,865
Other Assets in Excess of Liabilities—0.3%		34,085
Net Assets—100.0%		$13,138,950

*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

58 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Consumer Goods GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—100.2%
Brazil—15.8%
BRF—Brasil Foods SA ADR	6,646	$146,943
Companhia de Bebidas das Americas
Preference Shares ADR	5,570	235,778
Total Brazil		382,721
Cayman Islands—2.8%
China Mengniu Dairy Co. Ltd.	23,302	66,940
China—6.9%
China Agri-Industries Holdings, Ltd.	35,706	18,445
Dongfeng Motor Group Co., Ltd. Class H	38,541	54,118
Great Wall Motor Co., Ltd. Class H	19,329	65,487
Guangzhou Automobile Group Co., Ltd. Class H	34,257	28,994
Total China		167,044
Colombia—2.7%
Grupo Nutresa SA	4,691	66,721
India—13.4%
Bajaj Auto, Ltd.	1,363	45,129
Hero MotoCorp, Ltd.	1,429	40,543
Hindustan Unilever, Ltd.	13,245	113,795
ITC, Ltd.	22,151	126,120
Total India		325,587
Indonesia—12.9%
Astra International Tbk PT	192,584	156,564
Gudang Garam Tbk PT	6,848	34,496
Indofood Sukses Makmur Tbk PT	81,177	62,235
Unilever Indonesia Tbk PT	25,159	59,030
Total Indonesia		312,325
Malaysia—8.8%
British American Tobacco Malaysia BHD	2,800	56,497
IOI Corp. BHD	44,500	66,969
Kuala Lumpur Kepong BHD	9,100	60,951
PPB Group BHD	7,300	29,752
Total Malaysia		214,169

Investments	Shares	Value

Mexico—26.5%
Arca Continental SAB de CV	11,235	$84,268
Coca-Cola Femsa SAB de CV ADR	510	83,523
Fomento Economico Mexicano SAB de CV ADR	1,694	192,269
Grupo Bimbo SAB de CV Series A	33,858	108,359
Grupo Modelo SAB de CV Series C	9,894	89,766
Kimberly-Clark de Mexico SAB de CV Class A	24,500	85,597
Total Mexico		643,782
Philippines—2.1%
San Miguel Corp.	18,217	51,557
South Africa—3.5%
Tiger Brands, Ltd.	2,616	83,831
Thailand—2.1%
Charoen Pokphand Foods Public Co., Ltd.	46,400	52,286
Turkey—2.7%
Anadolu Efes Biracilik ve Malt Sanayii AS	4,056	65,004
TOTAL INVESTMENTS IN SECURITIES—100.2%
(Cost: $2,239,071)		2,431,967
Liabilities in Excess of Other Assets—(0.2)%		(5,854)
Net Assets—100.0%		$2,426,113

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts

Summary by Sector	Value	% of Net Assets
Automobiles & Parts	$390,835	16.1%
Beverages	802,165	33.1
Food Producers	763,432	31.5
Personal Goods	258,422	10.6
Tobacco	217,113	8.9
Total Investments	2,431,967	100.2
Liabilities in Excess of Other Assets	(5,854)	(0.2)
Net Assets	$2,426,113	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 59

Schedule of Investments

EGShares Consumer Services GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.9%
Brazil—4.4%
Companhia Brasileira de Distribuicao Grupo Pao
de Acucar Preference Shares ADR	1,805	$96,170
Chile—13.5%
Cencosud SA	13,661	84,925
Latam Airlines Group SA ADR	3,850	83,699
S.A.C.I. Falabella	10,259	123,269
Total Chile		291,893
China—8.0%
Air China, Ltd. Class H	39,839	35,412
China Resources Enterprise, Ltd.	15,810	46,844
Ctrip.com International, Ltd. ADR*	2,396	51,226
New Oriental Education & Technology Group, Ltd. ADR	2,166	38,988
Total China		172,470
Colombia—2.7%
Almacenes Exito SA	3,234	58,382
Malaysia—7.7%
AirAsia BHD	28,500	26,323
Genting BHD	27,200	88,193
Genting Malaysia BHD	43,400	51,438
Total Malaysia		165,954
Mexico—15.1%
Grupo Elektra SAB de CV*	750	29,580
Grupo Televisa SAB ADR	4,143	110,245
TV Azteca SAB de CV Series CPO	27,161	19,282
Wal-Mart de Mexico SAB de CV Series V	51,544	168,762
Total Mexico		327,869
Philippines—4.3%
SM Investments Corp.	3,440	93,987
Russia—7.7%
Magnit OJSC-SPON GDR REGS	2,967	133,960
X5 Retail Group NV GDR*	1,977	33,214
Total Russia		167,174

Investments	Shares	Value

South Africa—29.2%
Foschini Group Ltd. (The)	3,239	$39,824
Massmart Holdings, Ltd.	1,735	35,979
Mr. Price Group Ltd.	3,785	48,265
Naspers, Ltd. N Shares	3,227	201,493
Pick n Pay Stores, Ltd.	4,356	20,212
Shoprite Holdings, Ltd.	4,597	91,595
Steinhoff International Holdings, Ltd.*	23,080	62,917
Truworths International, Ltd.	6,443	63,324
Woolworths Holdings, Ltd.	8,938	68,780
Total South Africa		632,389
Thailand—4.2%
CP ALL PCL	57,600	89,985
Turkey—3.1%
BIM Birlesik Magazalar AS	1,394	67,986
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $2,100,961)		2,164,259
Other Assets in Excess of Liabilities—0.1%		2,758
Net Assets—100.0%		$2,167,017

*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Summary by Sector	Value	% of Net Assets
Food & Drug Retailers	$676,429	31.2%
General Industrials	46,844	2.2
General Retailers	710,757	32.8
Household Goods & Home Construction	62,917	2.9
Media	331,021	15.3
Travel & Leisure	336,291	15.5
Total Investments	2,164,259	99.9
Other Assets in Excess of Liabilities	2,758	0.1
Net Assets	$2,167,017	100.0%

The accompanying notes are an integral part of these financial statements.

60 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Consumer ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.8%
Brazil—17.5%
BRF—Brasil Foods SA ADR	2,037,986	$45,059,871
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar Preference Shares ADR	492,034	26,215,572
Companhia de Bebidas das Americas
Preference Shares ADR	1,975,679	83,630,492
Total Brazil		154,905,935
Chile—9.2%
Cencosud SA	3,669,346	22,811,004
Latam Airlines Group SA ADR	1,047,371	22,769,846
S.A.C.I. Falabella	3,029,557	36,402,207
Total Chile		81,983,057
China—5.6%
China Resources Enterprise, Ltd.	4,048,612	11,995,656
Ctrip.com International, Ltd. ADR*	562,946	12,035,786
Dongfeng Motor Group Co., Ltd. Class H	10,538,472	14,797,697
New Oriental Education & Technology
Group, Ltd. ADR	582,298	10,481,364
Total China		49,310,503
Colombia—1.7%
Grupo Nutresa SA	1,041,249	14,809,887
India—9.9%
Bajaj Auto, Ltd.	289,729	9,593,042
Hero Motocorp, Ltd.	326,575	9,265,476
Hindustan Unilever, Ltd.	3,702,774	31,812,517
ITC, Ltd.	6,449,948	36,723,761
Total India		87,394,796
Indonesia—5.7%
Astra International TBK PT	61,648,522	50,118,171
Malaysia—6.0%
Genting BHD	7,556,620	24,501,361
Genting Malaysia BHD	11,453,980	13,575,361
IOI Corp. BHD	10,246,320	15,419,942
Total Malaysia		53,496,664

Investments	Shares	Value

Mexico—19.7%
Fomento Economico Mexicano SAB
de CV Series UBD	5,426,852	$61,120,063
Grupo Bimbo SAB de CV Series A	8,511,079	27,238,708
Grupo Televisa SAB Series CPO	6,382,587	33,906,596
Wal-Mart de Mexico SAB de CV Series V	16,014,913	52,434,931
Total Mexico		174,700,298
Russia—4.5%
Magnit OJSC GDR	878,932	39,683,780
South Africa—17.2%
Naspers, Ltd. N Shares	1,127,986	70,431,119
Shoprite Holdings, Ltd.	1,346,817	26,835,194
Steinhoff International Holdings, Ltd.*	6,413,431	17,483,327
Tiger Brands, Ltd.	658,583	21,104,633
Truworths International, Ltd.	1,714,750	16,853,218
Total South Africa		152,707,491
Thailand—2.8%
CP ALL PCL	15,901,400	24,841,695
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $810,979,666)		883,952,277
Other Assets in Excess of Liabilities—0.2%		1,524,086
Net Assets—100.0%		$885,476,363

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Summary by Industry	Value	% of Net Assets
Consumer Goods	$438,177,588	49.4%
Consumer Services	433,779,033	49.0
Industrials	11,995,656	1.4
Total Investments	883,952,277	99.8
Other Assets in Excess of Liabilities	1,524,086	0.2
Net Assets	$885,476,363	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 61

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Core ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.7%
Brazil—10.1%
Banco Bradesco SA Preference Shares ADR	3,107	$52,881
Companhia Brasileira de Distribuicao Grupo Pao
de Acucar Preference Shares ADR	1,074	57,223
Companhia de Bebidas das Americas
Preference Shares ADR	1,236	52,320
Companhia Energetica de Minas Gerais
Preference Shares ADR	3,972	47,068
Embraer SA ADR	1,688	60,211
Itau Unibanco Holding SA Preference Shares ADR	2,914	51,869
Petroleo Brasileiro SA ADR	3,122	51,732
Vale SA ADR	2,798	48,377
Total Brazil		421,681
Chile—7.7%
Cencosud SA	8,702	54,097
Empresa Nacional de Electricidad SA ADR	1,046	55,522
Empresas Copec SA	3,466	50,459
Enersis SA ADR	2,944	56,643
Latam Airlines Group SA ADR	2,108	45,828
S.A.C.I. Falabella	4,782	57,459
Total Chile		320,008
China—14.6%
AAC Technologies Holdings, Inc.	5,304	25,486
Baidu, Inc. ADR*	162	14,208
Bank of China, Ltd. Class H	47,812	22,173
China Construction Bank Corp. Class H	26,980	22,036
China Life Insurance Co. Ltd. Class H ADR	460	18,133
China Merchants Holdings International Co., Ltd.	6,208	20,353
China Mobile Ltd. ADR	378	20,083
China Overseas Land & Investment, Ltd.	7,706	21,244
China Pacific Insurance Group Co. Ltd. Class H	6,290	20,703
China Resources Enterprise, Ltd.	6,252	18,524
China Resources Land Ltd.	8,604	24,052
China Unicom Hong Kong, Ltd. ADR	1,148	15,475
Cosco Pacific Ltd.	14,068	20,297
Ctrip.com International, Ltd. ADR*	1,076	23,005
Digital China Holdings Ltd.	10,934	14,790
Dongfeng Motor Group Co., Ltd. Class H	15,862	22,273
Evergrande Real Estate Group, Ltd.	47,216	19,038
Focus Media Holding Ltd. ADR	830	22,252
GCL-Poly Energy Holdings Ltd.	98,174	19,982
Industrial and Commercial Bank of China, Ltd. Class H	31,078	21,779
Lenovo Group, Ltd.	22,030	21,881
Mindray Medical International, Ltd. ADR	566	22,606
NetEase.com, Inc. ADR	348	19,060
New Oriental Education & Technology Group, Ltd. ADR	1,332	23,976
Picc Property & Casualty Co. Ltd. Class H	15,610	20,049
Ping An Insurance Group Co. of China, Ltd. Class H	2,620	20,318
Shandong Weigao Group Medical
Polymer Co., Ltd. Class H	18,660	16,899
Sinopharm Group Co. Class H	6,192	19,981
Tencent Holdings Ltd.	594	18,885
ZTE Corp. Class H	12,210	21,077
Total China		610,618
Colombia—1.4%
Grupo de Inversiones Suramericana SA	2,720	58,031

Investments	Shares	Value

Czech Republic—1.0%
CEZ AS	1,482	$43,472
Egypt—1.1%
Orascom Construction Industries*	1,292	45,811
Hungary—1.1%
Richter Gedeon Nyrt.	316	44,274
India—14.8%
Bharti Airtel, Ltd.	6,900	37,039
Cipla, Ltd.	5,580	38,988
Dabur India, Ltd.	15,998	40,311
Hindustan Unilever, Ltd.	4,292	36,875
Infosys, Ltd. ADR	746	40,217
ITC, Ltd.	7,432	42,315
Larsen & Toubro, Ltd.	1,328	33,382
Mahindra & Mahindra, Ltd.	2,434	38,572
NTPC, Ltd.	13,156	34,360
Reliance Industries Ltd.	2,424	34,471
Sun Pharmaceutical Industries, Ltd.	2,836	42,733
Tata Consultancy Services, Ltd.	1,444	41,865
Tata Motors, Ltd. ADR	1,434	35,004
Titan Industries, Ltd.	8,468	39,948
Wipro, Ltd.	4,940	39,734
Zee Entertainment Enterprises, Ltd.	10,342	40,046
Total India		615,860
Indonesia—3.8%
Astra International Tbk PT	64,786	52,669
Telekomunikasi Indonesia Tbk PT ADR	1,252	56,440
Unilever Indonesia Tbk PT	20,702	48,572
Total Indonesia		157,681
Malaysia—7.5%
AirAsia BHD	55,400	51,169
Genting BHD	17,000	55,120
Genting Malaysia BHD	45,600	54,046
IOI Corp. BHD	32,600	49,061
Sime Darby BHD	16,800	50,240
Tenaga Nasional BHD	23,400	54,410
Total Malaysia		314,046
Mexico—8.2%
America Movil SAB de CV Series L ADR	2,116	44,352
Fomento Economico Mexicano SAB de CV ADR	518	58,793
Grupo Bimbo SAB de CV Series A	20,228	64,737
Grupo Televisa SAB ADR	2,068	55,029
Kimberly-Clark de Mexico SAB de CV Class A	18,462	64,502
Wal-Mart de Mexico SAB de CV Series V	16,194	53,021
Total Mexico		340,434
Philippines—1.5%
Ayala Land, Inc.	78,400	62,820
Poland—1.1%
Powszechny Zaklad Ubezpieczen SA	388	48,195
Russia—8.6%
Gazprom OAO ADR	5,342	45,674
LUKOIL OAO ADR	802	51,649
Magnit OJSC GDR	1,260	56,889
MMC Norilsk Nickel OJSC ADR	3,032	51,210
Sberbank of Russia ADR	3,918	50,229
Surgutneftegas ADR	5,536	49,492
Uralkali OJSC GDR	1,432	52,812
Total Russia		357,955

The accompanying notes are an integral part of these financial statements.

62 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)† (concluded)

EGShares Emerging Markets Core ETF

March 31, 2013

Investments	Shares	Value

South Africa—14.4%
AngloGold Ashanti, Ltd. ADR	1,186	$27,930
Aspen Pharmacare Holdings, Ltd.*	1,798	37,430
Bidvest Group, Ltd.	1,306	34,500
FirstRand, Ltd.	10,056	35,294
Gold Fields, Ltd. ADR	4,482	34,736
Impala Platinum Holdings, Ltd.	2,158	31,896
Imperial Holdings, Ltd.	1,482	33,960
MTN Group, Ltd.	1,744	30,696
Naspers, Ltd. N Shares	532	33,218
Netcare, Ltd.	15,250	32,962
Remgro, Ltd.	1,832	36,572
Sanlam, Ltd.	6,978	35,885
Sasol Ltd. ADR	772	34,230
Shoprite Holdings, Ltd.	1,706	33,992
Steinhoff International Holdings, Ltd.*	11,642	31,737
Tiger Brands, Ltd.	1,022	32,750
Truworths International, Ltd.	3,102	30,488
Woolworths Holdings, Ltd.	4,468	34,383
Total South Africa		602,659
Turkey—2.8%
Arcelik AS	8,462	59,858
Haci OMER Sabanci Holding AS	9,760	57,713
Total Turkey		117,571
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $4,067,302)		4,161,116
Other Assets in Excess of Liabilities—0.3%		12,098
Net Assets—100.0%		$4,173,214

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$743,043	17.8%
Consumer Staples	763,982	18.3
Energy	317,707	7.6
Financials	699,014	16.8
Health Care	255,873	6.1
Industrials	361,791	8.7
Information Technology	277,185	6.6
Materials	246,961	5.9
Telecommunication Services	204,085	4.9
Utilities	291,475	7.0
Total Investments	4,161,116	99.7
Other Assets in Excess of Liabilities	12,098	0.3
Net Assets	$4,173,214	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 63

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Domestic Demand ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—100.4%
Brazil—13.5%
BRF—Brasil Foods SA ADR	3,652	$80,746
Centrais Eletricas Brasileiras SA ADR	1,380	4,720
Cia Energetica de Minas Gerais ADR	589	6,980
Companhia de Bebidas das Americas
Preference Shares ADR	2,535	107,306
Companhia de Saneamento Basico do Estado
de Sao Paulo ADR*	538	25,679
Companhia Paranaense de Energia-Copel
Preference Shares ADR	174	2,692
CPFL Energia SA ADR	93	1,947
Telefonica Brasil SA Preference Shares ADR	2,551	68,061
Total Brazil		298,131
Chile—1.0%
Enersis SA ADR	1,184	22,780
China—16.2%
BYD Co., Ltd. Class H*	12,924	41,206
China Telecom Corp., Ltd. Class H	191,606	96,511
Dongfeng Motor Group Co., Ltd. Class H	39,168	54,998
Great Wall Motor Co., Ltd. Class H	15,718	53,253
Huaneng Power International, Inc. Class H	75,575	80,612
Sinopharm Group Co. Class H	9,875	31,866
Total China		358,446
India—14.1%
Bajaj Auto, Ltd.	569	18,840
Bharti Airtel, Ltd.	4,992	26,797
Cipla, Ltd.	1,954	13,653
Dr Reddy’s Laboratories Ltd.	531	17,259
GAIL India, Ltd.	1,600	9,369
Hero MotoCorp, Ltd.	146	4,142
ITC, Ltd.	20,853	118,730
Mahindra & Mahindra, Ltd.	1,952	30,934
Sun Pharmaceutical Industries, Ltd.	2,505	37,745
Tata Motors, Ltd. ADR	1,458	35,590
Total India		313,059
Indonesia—7.1%
Astra International Tbk PT	88,854	72,235
Perusahaan Gas Negara PT	50,671	31,026
Telekomunikasi Indonesia Tbk PT ADR	1,208	54,456
Total Indonesia		157,717
Malaysia—4.2%
Axiata Group BHD	16,800	35,917
Genting BHD	11,200	36,315
Tenaga Nasional BHD	9,000	20,927
Total Malaysia		93,159

Investments	Shares	Value

Mexico—24.3%
America Movil SAB de CV Series L ADR	2,967	$62,188
Coca-Cola Femsa SAB de CV ADR	517	84,669
Fomento Economico Mexicano SAB de CV ADR	1,204	136,654
Grupo Elektra SAB de CV	315	12,423
Grupo Modelo SAB de CV Series C	10,592	96,099
Grupo Televisa SAB ADR	2,581	68,681
Wal-Mart de Mexico SAB de CV Series V	23,888	78,212
Total Mexico		538,926
Philippines—1.5%
Philippine Long Distance Telephone Co. ADR	472	33,484
Poland—0.8%
PGE SA	3,378	17,386
Russia—2.8%
Federal Hydrogenerating Co. JSC ADR	1,146	2,229
Mobile TeleSystems ADR	2,837	58,839
Total Russia		61,068
South Africa—12.2%
Aspen Pharmacare Holdings, Ltd.	937	19,506
Imperial Holdings, Ltd.	639	14,642
MTN Group, Ltd.	5,204	91,596
Naspers, Ltd. N Shares	1,563	97,593
Steinhoff International Holdings, Ltd.*	4,821	13,142
Truworths International, Ltd.	1,598	15,706
Woolworths Holdings, Ltd.	2,463	18,953
Total South Africa		271,138
Thailand—2.7%
Advanced Info Service PCL	7,400	59,635
TOTAL INVESTMENTS IN SECURITIES—100.4%
(Cost: $1,963,153)		2,224,929
Liabilities in Excess of Other Assets—(0.4)%		(9,038)
Net Assets—100.0%		$2,215,891

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts

Summary by Sector	Value	% of Net Assets
Consumer Discretionary	$588,653	26.6%
Consumer Staples	702,416	31.7
Health Care	120,029	5.4
Telecommunication Services	587,484	26.5
Utilities	226,347	10.2
Total Investments	2,224,929	100.4
Liabilities in Excess of Other Assets	(9,038)	(0.4)
Net Assets	$2,215,891	100.0%

The accompanying notes are an integral part of these financial statements.

64 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Metals & Mining ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.8%
Brazil—16.8%
Companhia Siderurgica Nacional SA ADR	53,125	$238,000
Gerdau SA Preference Shares ADR	51,825	399,571
Vale SA ADR	46,073	796,602
Total Brazil		1,434,173
Chile—2.3%
Capital SA	6,112	198,046
China—19.0%
Aluminum Corp. of China, Ltd. Class H*	368,071	141,773
China Coal Energy Co., Ltd. Class H	301,451	268,728
China Shenhua Energy Co., Ltd. Class H	164,123	596,223
Jiangxi Copper Co., Ltd. Class H	107,173	236,639
Yanzhou Coal Mining Co., Ltd. Class H	151,516	204,164
Zijin Mining Group Co., Ltd. Class H	511,151	168,569
Total China		1,616,096
India—10.7%
Coal India, Ltd.	43,683	248,435
Hindalco Industries, Ltd.	78,030	131,510
Jindal Steel & Power, Ltd.	29,399	188,105
Steel Authority of India, Ltd.	63,508	73,090
Sterlite Industries India, Ltd. ADR	19,994	139,558
Tata Steel, Ltd.	23,196	133,521
Total India		914,219
Indonesia—1.7%
Bumi Resources Tbk PT	1,997,486	141,833
Mexico—10.7%
Grupo Mexico SAB de CV Series B	133,695	540,559
Industrias Penoles SAB de CV	7,875	374,260
Total Mexico		914,819
Poland—4.9%
KGHM Polska Miedz SA	8,510	412,882

Investments	Shares	Value

Russia—11.3%
Evraz PLC	38,152	$128,609
MMC Norilsk Nickel OJSC ADR	35,046	591,927
Novolipetsk Steel GDR	6,983	110,122
Severstal GDR	15,094	134,110
Total Russia		964,768
South Africa—20.4%
Anglo American Platinum, Ltd.*	4,513	187,988
AngloGold Ashanti, Ltd.	20,955	491,278
Gold Fields, Ltd.	44,990	344,740
Impala Platinum Holdings, Ltd.	29,233	432,069
Kumba Iron Ore, Ltd.	5,158	276,592
Total South Africa		1,732,667
Turkey—2.0%
Eregli Demir ve Celik Fabrikalari TAS	132,911	172,612
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $13,675,313)		8,502,115
Other Assets in Excess of Liabilities—0.2%		15,480
Net Assets—100.0%		$8,517,595

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Summary by Sector	Value	% of Net Assets
Industrial Metals & Mining	$4,621,486	54.2%
Mining	3,880,629	45.6
Total Investments	8,502,115	99.8
Other Assets in Excess of Liabilities	15,480	0.2
Net Assets	$8,517,595	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 65

Schedule of Investments (Consolidated)†

EGShares Energy GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.7%
Brazil—6.5%
Petroleo Brasileiro SA ADR	35,550	$589,064
Chile—2.8%
Empresas Copec SA	17,714	257,883
China—22.4%
China Oilfield Services, Ltd. Class H	67,867	142,157
China Petroleum & Chemical Corp. Class H	345,362	406,641
CNOOC, Ltd.	328,937	632,225
Kunlun Energy Co., Ltd.	122,688	260,781
PetroChina Co., Ltd. Class H	460,682	604,142
Total China		2,045,946
Colombia—4.1%
Ecopetrol SA ADR	6,926	377,606
Hungary—1.6%
MOL Hungarian Oil and Gas PLC	2,094	147,465
India—14.1%
Bharat Petroleum Corp., Ltd.	12,481	86,735
Cairn India, Ltd.	23,818	119,397
GAIL India, Ltd.	16,008	93,736
Indian Oil Corp., Ltd.	24,540	127,147
Oil & Natural Gas Corp., Ltd.	59,112	338,684
Reliance Industries, Ltd. GDR 144A	18,150	516,912
Total India		1,282,611
Malaysia—1.0%
Petronas Dagangan BHD	12,300	93,109
Poland—3.8%
Polski Koncern Naftowy Orlen SA*	12,861	203,248
Polskie Gornictwo Naftowe i Gazownictwo SA*	83,255	141,555
Total Poland		344,803
Russia—31.5%
Gazprom Neft JSC ADR	808	17,049
Gazprom OAO ADR	107,732	921,109
LUKOIL OAO ADR	10,441	672,400
NovaTek OAO GDR	3,798	409,424
Rosneft Oil Co. OJSC GDR	36,334	277,228
Surgutneftegas ADR	32,389	289,558
Tatneft ADR	7,408	293,209
Total Russia		2,879,977

Investments	Shares	Value

South Africa—4.6%
Sasol, Ltd.	9,542	$423,659
Thailand—5.4%
PTT Exploration & Production PCL	30,965	157,019
PTT PCL	21,989	243,279
Thai Oil PCL	43,686	95,472
Total Thailand		495,770
Turkey—1.9%
Tupras-Turkiye Petrol Rafinerileri AS	5,683	171,165
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $10,911,710)		9,109,058
Other Assets in Excess of Liabilities—0.3%		23,287
Net Assets—100.0%		$9,132,345

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

Summary by Sector	Value	% of Net Assets
Oil & Gas Producers	$8,966,901	98.2%
Oil Equipment, Services & Distribution	142,157	1.5
Total Investments	9,109,058	99.7
Other Assets in Excess of Liabilities	23,287	0.3
Net Assets	$9,132,345	100.0%

The accompanying notes are an integral part of these financial statements.

66 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Financials GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.9%
Brazil—14.2%
Banco Bradesco SA Preference Shares ADR	16,240	$276,405
Banco Santander Brasil SA ADS	6,455	46,863
Itau Unibanco Holding SA Preference Shares ADR	16,391	291,760
Total Brazil		615,028
China—41.1%
Agricultural Bank of China, Ltd. Class H	237,644	113,883
Bank of China, Ltd. Class H	524,227	243,115
Bank of Communications Co., Ltd. Class H	75,580	56,568
China Citic Bank Corp., Ltd. Class H	89,968	54,009
China Construction Bank Corp. Class H	543,640	444,008
China Life Insurance Co., Ltd. Class H	63,792	165,178
China Merchants Bank Co., Ltd. Class H	37,399	79,205
China Overseas Land & Investment, Ltd.	37,068	102,189
Industrial and Commercial Bank of
China, Ltd. Class H	558,445	391,354
Ping An Insurance Group Co. of China, Ltd. Class H	17,260	133,853
Total China		1,783,362
India—11.7%
HDFC Bank, Ltd. ADR	3,480	130,222
Housing Development Finance Corp., Ltd.	13,038	198,209
ICICI Bank, Ltd. ADR	2,748	117,889
State Bank of India GDR	748	62,346
Total India		508,666
Indonesia—3.6%
Bank Central Asia Tbk PT	133,117	156,165
Malaysia—3.3%
CIMB Group Holdings BHD	26,200	64,728
Malayan Banking BHD	25,600	77,713
Total Malaysia		142,441
Mexico—3.3%
Grupo Financiero Banorte SAB de CV Class O	17,834	142,624
Poland—1.8%
Powszechna Kasa Oszczednosci Bank Polski SA	7,421	78,831

Investments	Shares	Value

Russia—6.8%
Sberbank of Russia ADR	19,402	$248,734
VTB Bank OJSC GDR	14,637	46,048
Total Russia		294,782
South Africa—8.8%
ABSA Group, Ltd.	3,167	53,506
FirstRand, Ltd.	26,844	94,216
Sanlam, Ltd.	18,575	95,522
Standard Bank Group, Ltd.	10,889	140,515
Total South Africa		383,759
Turkey—5.3%
Akbank TAS	21,177	111,182
Turkiye Garanti Bankasi AS	22,081	117,147
Total Turkey		228,329
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $4,371,371)		4,333,987
Other Assets in Excess of Liabilities—0.1%		5,661
Net Assets—100.0%		$4,339,648

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
ADS	American Depositary Shares
GDR	Global Depositary Receipts

Summary by Sector	Value	% of Net Assets
Banks	$3,639,036	83.8%
Financial Services	198,209	4.6
Life Insurance	394,553	9.1
Real Estate Investment & Services	102,189	2.4
Total Investments	4,333,987	99.9
Other Assets in Excess of Liabilities	5,661	0.1
Net Assets	$4,339,648	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 67

Schedule of Investments (Consolidated)†

EGShares GEMS Composite ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.8%
Brazil—16.9%
Banco Bradesco SA Preference Shares ADR	26,881	$457,515
BRF—Brasil Foods SA ADR	8,949	197,863
Companhia Brasileira de Distribuicao Grupo Pao
de Acucar Preference Shares ADR	1,790	95,371
Companhia de Bebidas das Americas
Preference Shares ADR	9,608	406,706
Companhia de Saneamento Basico do Estado
de Sao Paulo ADR*	1,326	63,290
Companhia Energetica de Minas Gerais
Preference Shares ADR	4,558	54,012
Companhia Siderurgica Nacional SA ADR	10,577	47,385
Embraer SA ADR	1,974	70,413
Gerdau SA Preference Shares ADR	9,350	72,088
Itau Unibanco Holding SA Preference Shares ADR	29,192	519,617
Petroleo Brasileiro SA ADR	20,943	347,026
Telefonica Brasil SA Preference Shares ADR	3,542	94,501
Ultrapar Participacoes SA ADR	5,864	148,828
Vale SA ADR	16,697	288,691
Total Brazil		2,863,306
Chile—2.2%
Cencosud SA	13,603	84,565
Empresa Nacional de Electricidad SA ADR	1,597	84,769
Enersis SA ADR	3,624	69,726
S.A.C.I. Falabella	11,632	139,766
Total Chile		378,826
China—28.6%
Baidu, Inc. ADR*	3,482	305,371
Bank of China, Ltd. Class H	836,178	387,785
China Communications Construction Co., Ltd.
Class H	59,322	55,175
China Construction Bank Corp. Class H	1,036,883	846,855
China Life Insurance Co., Ltd. Class H	94,529	244,766
China Mobile, Ltd.	65,532	693,929
China Petroleum & Chemical Corp. Class H	204,292	240,540
China Shenhua Energy Co., Ltd. Class H	40,961	148,802
China Telecom Corp., Ltd. Class H	189,339	95,369
China Unicom Hong Kong, Ltd.	45,288	60,674
CNOOC, Ltd.	205,795	395,543
Dongfeng Motor Group Co., Ltd. Class H	33,633	47,226
Industrial and Commercial Bank of China, Ltd.
Class H	1,035,654	725,778
Lenovo Group, Ltd.	64,626	64,188
Mindray Medical International, Ltd. ADR	1,316	52,561
NetEase.com, Inc. ADR	819	44,857
PetroChina Co., Ltd. Class H	266,180	349,071
Shandong Weigao Group Medical Polymer Co., Ltd.
Class H	24,146	21,867
SINA Corp.*	522	25,364
Sinopharm Group Co. Class H	4,367	14,092
Sohu.com, Inc.*	497	24,656
ZTE Corp. Class H	3,851	6,648
Total China		4,851,117
Czech Republic—0.4%
CEZ AS	2,133	62,569
Egypt—0.2%
Orascom Construction Industries*	1,197	42,443

Investments	Shares	Value

Hungary—0.2%
Richter Gedeon Nyrt.	184	$25,780
India—10.4%
Bharti Airtel, Ltd.	11,250	60,390
Cipla, Ltd.	2,971	20,759
Dr. Reddy’s Laboratories, Ltd. ADR	824	26,656
HDFC Bank, Ltd. ADR	4,514	168,914
Hindustan Unilever, Ltd.	12,948	111,243
Housing Development Finance Corp., Ltd.	19,082	290,092
Infosys, Ltd. ADR	6,173	332,786
ITC, Ltd.	23,037	131,165
Mahindra & Mahindra, Ltd.	2,547	40,363
NTPC, Ltd.	8,458	22,090
Reliance Industries, Ltd. GDR 144A	9,612	273,750
Sun Pharmaceutical Industries, Ltd.	4,894	73,743
Tata Consultancy Services, Ltd.	4,488	130,119
Tata Motors, Ltd. ADR	1,464	35,736
Tata Motors, Ltd.	1,508	7,468
Wipro, Ltd. ADR	4,319	43,622
Total India		1,768,896
Indonesia—2.8%
Astra International Tbk PT	245,268	199,395
Perusahaan Gas Negara PT	165,860	101,556
Telekomunikasi Indonesia Persero Tbk PT	116,166	131,497
United Tractors Tbk PT	21,491	40,251
Total Indonesia		472,699
Malaysia—1.9%
Genting BHD	32,100	104,080
IOI Corp. BHD	35,893	54,016
Sime Darby BHD	32,500	97,190
Tenaga Nasional BHD	30,700	71,384
Total Malaysia		326,670
Mexico—10.3%
America Movil SAB de CV Series L	655,398	695,280
Cemex SAB de CV Series CPO*	143,643	174,968
Fomento Economico Mexicano SAB de CV Series UBD	22,545	253,914
Grupo Bimbo SAB de CV Series A	34,615	110,781
Grupo Mexico SAB de CV Series B	32,307	130,625
Grupo Televisa SAB Series CPO	27,726	147,290
Wal-Mart de Mexico SAB de CV Series V	72,948	238,842
Total Mexico		1,751,700
Poland—0.1%
Asseco Poland SA	961	12,410
Russia—13.2%
Federal Hydrogenerating Co. JSC ADR	9,541	18,557
Gazprom OAO ADR	74,141	633,906
LUKOIL OAO ADR	6,600	425,040
Magnit OJSC GDR	3,275	147,866
MMC Norilsk Nickel OJSC ADR	8,422	142,248
Mobile TeleSystems ADR	6,227	129,148
Rosneft Oil Co. OJSC GDR	11,703	89,294
Sberbank of Russia ADR	32,960	422,547
Surgutneftegas ADR	11,960	106,922
Uralkali OJSC GDR	3,145	115,988
Total Russia		2,231,516

The accompanying notes are an integral part of these financial statements.

68 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)† (concluded)

EGShares GEMS Composite ETF

March 31, 2013

Investments	Shares	Value

South Africa—11.5%
AngloGold Ashanti, Ltd.	4,956	$116,191
Aspen Pharmacare Holdings, Ltd.	4,369	90,952
Bidvest Group, Ltd.	3,324	87,810
Gold Fields, Ltd.	9,735	74,595
Impala Platinum Holdings, Ltd.	7,295	107,821
Imperial Holdings, Ltd.	2,717	62,259
Mediclinic International, Ltd.	4,813	33,680
MTN Group, Ltd.	20,090	353,605
Naspers, Ltd. N Shares	5,319	332,117
Netcare, Ltd.	16,998	36,740
Sasol, Ltd.	6,398	284,067
Shoprite Holdings, Ltd.	4,401	87,690
Standard Bank Group, Ltd.	16,804	216,844
Tiger Brands, Ltd.	2,094	67,103
Total South Africa		1,951,474
Thailand—1.1%
Advanced Info Service PCL	14,600	117,657
CP ALL PCL	43,100	67,332
Total Thailand		184,989
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $17,869,420)		16,924,395
Other Assets in Excess of Liabilities—0.2%		28,405
Net Assets—100.0%		$16,952,800

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.
Summary by Industry	Value	% of Net Assets
Basic Materials	$1,244,434	7.3%
Consumer Goods	1,579,412	9.3
Consumer Services	1,444,919	8.5
Financials	4,280,713	25.3
Health Care	396,830	2.3
Industrials	714,076	4.2
Oil & Gas	3,145,159	18.6
Technology	990,021	5.8
Telecommunications	2,432,050	14.4
Utilities	696,781	4.1
Total Investments	16,924,395	99.8
Other Assets in Excess of Liabilities	28,405	0.2
Net Assets	$16,952,800	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 69

Schedule of Investments (Consolidated)†

EGShares Health Care GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.8%
Chile—1.7%
Banmedica SA	35,959	$95,273
China—19.8%
CSPC Pharmaceutical Group, Ltd.	87,453	37,290
Mindray Medical International, Ltd. ADR	8,588	343,004
Shandong Weigao Group Medical
Polymer Co., Ltd. Class H	203,930	184,683
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	73,905	162,612
Sinopharm Group Co. Class H	83,138	268,285
WuXi PharmaTech Cayman, Inc. ADR*	8,342	143,316
Total China		1,139,190
Hungary—4.3%
EGIS Pharmaceuticals PLC	504	38,267
Richter Gedeon Nyrt.	1,474	206,518
Total Hungary		244,785
India—29.3%
Apollo Hospitals Enterprise, Ltd.	10,507	162,177
Aurobindo Pharma, Ltd.	16,323	43,833
Biocon, Ltd.	7,168	36,091
Cipla, Ltd.	34,494	241,014
Divi’s Laboratories, Ltd.	4,687	85,159
Dr. Reddy’s Laboratories, Ltd. ADR	7,778	251,618
Glenmark Pharmaceuticals, Ltd.	12,608	107,383
Piramal Enterprises, Ltd.	10,101	113,611
Ranbaxy Laboratories, Ltd.*	14,243	114,979
Sun Pharmaceutical Industries, Ltd.	35,109	529,025
Total India		1,684,890
Indonesia—4.5%
Kalbe Farma TBK PT	2,044,607	260,902
Malaysia—1.3%
Top Glove Corp. BHD	43,000	74,988
Mexico—3.5%
Genomma Lab Internacional SAB de CV Class B*	82,831	202,796

Investments	Shares	Value

Russia—2.7%
Pharmstandard OJSC GDR*	7,649	$157,952
South Africa—27.3%
Adcock Ingram Holdings, Ltd.	16,955	111,974
Aspen Pharmacare Holdings, Ltd.	28,101	584,995
Life Healthcare Group Holdings, Ltd.	99,919	376,829
Mediclinic International, Ltd.	35,006	244,961
Netcare, Ltd.	116,410	251,613
Total South Africa		1,570,372
Thailand—5.4%
Bangkok Dusit Medical Services PCL	34,800	194,291
Bumrungrad Hospital PCL	40,500	118,935
Total Thailand		313,226
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $5,399,322)		5,744,374
Other Assets in Excess of Liabilities—0.2%		13,649
Net Assets—100.0%		$5,758,023

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Summary by Sector	Value	% of Net Assets
Health Care Equipment & Services	$2,046,754	35.6%
Pharmaceuticals & Biotechnology	3,697,620	64.2
Total Investments	5,744,374	99.8
Other Assets in Excess of Liabilities	13,649	0.2
Net Assets	$5,758,023	100.0%

The accompanying notes are an integral part of these financial statements.

70 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares India Consumer ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—100.0%
Consumer Goods—75.8%
Apollo Tyres, Ltd.	67,000	$102,873
Bajaj Auto, Ltd.	9,032	299,053
Emami, Ltd.	9,600	106,324
Exide Industries, Ltd.	96,000	228,652
Gitanjali Gems, Ltd.	8,100	88,288
GlaxoSmithKline Consumer Healthcare, Ltd.	5,281	408,070
Godrej Consumer Products, Ltd.	27,487	393,466
Hero Motocorp, Ltd.	10,392	294,838
Hindustan Unilever, Ltd.	38,298	329,039
ITC, Ltd.	67,118	382,147
Marico, Ltd.	64,000	250,701
McLeod Russel India, Ltd.	19,871	127,983
Motherson Sumi Systems Ltd.	79,500	283,991
MRF, Ltd.	500	110,136
Nestle India, Ltd.	3,843	324,424
Tata Global Beverages, Ltd.	92,304	217,131
Titan Industries, Ltd.	62,089	292,909
TTK Prestige, Ltd.	534	31,870
United Breweries, Ltd.	15,929	205,040
United Spirits, Ltd.	13,830	483,261
Videocon Industries, Ltd.	18,095	67,752
Total Consumer Goods		5,027,948

Investments	Shares	Value

Consumer Services—13.5%
Dish TV India, Ltd.*	89,579	$110,593
Indian Hotels Co., Ltd.	93,960	92,577
Jubilant Foodworks, Ltd.*	6,093	139,791
Sun TV Network, Ltd.	19,705	141,579
TV18 Broadcast Ltd.*	170,000	87,893
Zee Entertainment Enterprises, Ltd.	82,718	320,295
Total Consumer Services		892,728
Industrials—10.7%
Bharat Forge, Ltd.	31,000	118,125
Mahindra & Mahindra, Ltd.	19,800	313,776
Tata Motors, Ltd.	56,617	280,377
Total Industrials		712,278
TOTAL INVESTMENTS IN SECURITIES—100.0%
(Cost: $6,402,559)		6,632,954
Liabilities in Excess of Other Assets—0.0%**		(1,886)
Net Assets—100.0%		$6,631,068

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
**	Greater than (0.05)%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 71

Schedule of Investments (Consolidated)†

EGShares India Infrastructure ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.7%
Basic Materials—13.2%
Jindal Steel & Power, Ltd.	365,356	$2,337,674
Sterlite Industries India, Ltd.	1,361,890	2,347,913
Tata Steel, Ltd.	369,747	2,128,341
Total Basic Materials		6,813,928
Consumer Services—1.5%
Dish TV India, Ltd.*	607,951	750,571
Financials—7.7%
DLF, Ltd.	607,042	2,621,394
Housing Development & Infrastructure, Ltd.*	423,711	360,174
Unitech, Ltd.*	2,227,379	965,129
Total Financials		3,946,697
Industrials—35.7%
ACC, Ltd.	108,596	2,316,182
Adani Ports and Special Economic Zone, Ltd.	707,610	1,805,805
Ambuja Cements, Ltd.	766,265	2,455,996
Ashok Leyland, Ltd.	2,710,072	1,089,514
Bharat Heavy Electricals, Ltd.	661,840	2,155,394
IRB Infrastructure Developers, Ltd.	121,452	253,518
Jaiprakash Associates, Ltd.	1,894,739	2,281,705
Larsen & Toubro, Ltd.	100,259	2,520,218
Pipavav Defence & Offshore Engineering Co., Ltd.*	482,327	651,829
Tata Motors, Ltd.	572,831	2,836,752
Total Industrials		18,366,913

Investments	Shares	Value

Oil & Gas—4.8%
GAIL India, Ltd.	421,702	$2,469,304
Telecommunications—12.8%
Bharti Airtel, Ltd.	561,656	3,014,961
Idea Cellular, Ltd.*	1,167,371	2,446,432
Reliance Communications, Ltd.	1,137,062	1,156,937
Total Telecommunications		6,618,330
Utilities—24.0%
Adani Power, Ltd.*	567,883	424,737
GMR Infrastructure, Ltd.*	1,791,019	711,794
Indraprastha Gas, Ltd.	112,328	572,800
NTPC, Ltd.	844,321	2,205,177
Petronet LNG, Ltd.	399,967	997,158
Power Grid Corp. of India, Ltd.	1,228,837	2,392,106
Reliance Infrastructure, Ltd.	231,982	1,384,849
Reliance Power, Ltd.*	883,353	999,562
Tata Power Co., Ltd.	1,519,894	2,698,616
Total Utilities		12,386,799
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $74,687,064)		51,352,542
Other Assets in Excess of Liabilities—0.3%		160,632
Net Assets—100.0%		$51,513,174

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

72 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares India Small Cap ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.8%
Basic Materials—7.1%
Bhushan Steel, Ltd.*(a)	3,276	$14,798
Nagarjuna Fertilizers & Chemicals, Ltd.*+	582,385	131,907
Orissa Minerals Development Co., Ltd.	2,300	100,849
Tata Chemicals, Ltd.	127,510	754,503
United Phosphorus, Ltd.	228,170	492,864
Total Basic Materials		1,494,921
Consumer Goods—20.3%
Aditya Birla Nuvo, Ltd.	40,728	731,043
Apollo Tyres, Ltd.	216,028	331,693
Arvind, Ltd.	126,265	179,699
Bombay Dyeing & Manufacturing Co., Ltd.	75,990	122,968
Delta Corp., Ltd.	58,427	44,183
Exide Industries, Ltd.	257,176	612,538
Gitanjali Gems, Ltd.	22,456	244,764
Godrej Industries, Ltd.	59,192	320,301
McLeod Russel India, Ltd.	39,627	255,224
MRF, Ltd.	1,658	365,211
Raymond, Ltd.	28,386	149,294
Shree Renuka Sugars, Ltd.*	330,242	134,892
Tata Global Beverages, Ltd.	286,391	673,691
TTK Prestige, Ltd.	2,033	121,333
Total Consumer Goods		4,286,834
Consumer Services—5.7%
Dish TV India, Ltd.*	342,937	423,387
Jet Airways India, Ltd.*	9,868	94,032
Jubilant Foodworks, Ltd.*	19,372	444,451
TV18 Broadcast, Ltd.*	458,502	237,054
Total Consumer Services		1,198,924
Financials—27.6%
Allahabad Bank	157,484	366,255
Anant Raj, Ltd.	69,312	80,088
Andhra Bank	153,362	267,079
Federal Bank, Ltd.	100,625	889,888
Housing Development & Infrastructure, Ltd.*	198,069	168,368
IFCI, Ltd.	425,930	204,540
Indiabulls Real Estate, Ltd.*	138,235	138,744
Indian Overseas Bank	157,763	188,822
Jammu & Kashmir Bank, Ltd.(The)	15,002	328,940
Karnataka Bank, Ltd.	105,619	254,088
Mahindra & Mahindra Financial Services, Ltd.	198,934	713,747
Manappuram Finance, Ltd.	218,619	86,884
Multi Commodity Exchange of India, Ltd.	13,160	201,117
Oriental Bank of Commerce	83,273	385,798
Reliance Capital, Ltd.	75,284	433,143
SKS Microfinance, Ltd.*	40,635	91,214
Syndicate Bank	131,178	265,373
UCO Bank	196,925	201,998
Unitech, Ltd.*	974,644	422,316
Vijaya Bank, Ltd.	182,448	157,439
Total Financials		5,845,841

Investments	Shares	Value

Health Care—10.0%
Apollo Hospitals Enterprise, Ltd.	52,182	$805,437
Aurobindo Pharma, Ltd.	102,821	276,113
Biocon, Ltd.	45,040	226,775
Ipca Laboratories, Ltd.	44,521	433,660
Strides Arcolab, Ltd.	23,980	384,739
Total Health Care		2,126,724
Industrials—15.7%
Amara Raja Batteries, Ltd.	51,199	258,633
Ashok Leyland, Ltd.	1,166,612	469,006
Bharat Forge, Ltd.	85,537	325,938
Century Textiles & Industries, Ltd.	40,726	215,095
Crompton Greaves, Ltd.	249,803	431,123
Educomp Solutions, Ltd.	36,837	42,564
India Cements, Ltd.	135,748	208,929
IRB Infrastructure Developers, Ltd.	94,886	198,065
IVRCL, Ltd.*	174,114	61,669
Jain Irrigation Systems, Ltd.	193,954	218,934
NCC, Ltd.	101,972	62,290
Pipavav Defence & Offshore Engineering Co., Ltd.*	205,187	277,295
Punj Lloyd, Ltd.	169,906	174,283
Sintex Industries, Ltd.	140,306	118,879
Voltas, Ltd.	181,411	251,505
Total Industrials		3,314,208
Oil & Gas—3.9%
Aban Offshore, Ltd.	16,175	78,509
Hindustan Petroleum Corp., Ltd.	112,530	590,498
Suzlon Energy, Ltd.*	654,168	163,692
Total Oil & Gas		832,699
Technology—1.5%
Financial Technologies India, Ltd.	11,348	148,787
Hexaware Technologies, Ltd.	113,018	175,817
Total Technology		324,604
Telecommunications—0.3%
Mahanagar Telephone Nigam*	200,829	67,990
Utilities—7.7%
CESC, Ltd.	37,697	183,699
GMR Infrastructure, Ltd.*	675,313	268,386
GVK Power & Infrastructure, Ltd.*	574,620	96,739
Indraprastha Gas, Ltd.	46,779	238,543
Jaiprakash Power Ventures, Ltd.*	214,868	103,184
JSW Energy, Ltd.	194,344	195,595
Lanco Infratech, Ltd.*	533,756	101,153
Petronet LNG, Ltd.	174,907	436,060
Total Utilities		1,623,359
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $23,821,638)		21,116,104
Other Assets in Excess of Liabilities—0.2%		47,389
Net Assets—100.0%		$21,163,493

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
+	Fair valued security. When trading resumes, security is expected to be known as Kakinada Fertilizers Ltd. and increase to 640,623 shares.
(a)	Partly paid equity shares — successful applicants paid a percentage of the issue price on application, with the balance payable on call.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 73

Schedule of Investments (Consolidated)†

EGShares Industrials GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.8%
Brazil—4.4%
Embraer SA ADR	3,802	$135,617
China—22.6%
Anhui Conch Cement Co., Ltd. Class H	33,459	110,989
Beijing Enterprises Holdings, Ltd.	11,711	90,216
China Communications Construction Co., Ltd. Class H	108,615	101,022
China Merchants Holdings International Co., Ltd.	28,271	92,687
China National Building Material Co., Ltd. Class H	71,368	89,823
China Railway Construction Corp., Ltd. Class H	44,500	42,192
China Railway Group, Ltd. Class H	98,971	50,361
Citic Pacific, Ltd.	26,242	34,076
Weichai Power Co., Ltd. Class H	12,278	40,886
Zoomlion Heavy Industry Science And
Technology Co., Ltd. Class H	34,575	41,734
Total China		693,986
Colombia—3.4%
Grupo Argos SA/Colombia	8,820	104,991
Egypt—2.6%
Orascom Construction Industries*	2,236	79,283
India—14.9%
Adani Enterprises, Ltd.	3,746	13,936
Ambuja Cements, Ltd.	15,547	49,830
Bharat Heavy Electricals, Ltd.	14,347	46,724
Larsen & Toubro, Ltd.	3,855	96,904
Mahindra & Mahindra, Ltd.	8,139	128,981
Tata Motors, Ltd. ADR	4,901	119,634
Total India		456,009
Indonesia—10.2%
Indocement Tunggal Prakarsa Tbk PT	46,148	110,651
Semen Indonesia Persero Tbk PT	76,345	139,059
United Tractors Tbk PT	33,855	63,408
Total Indonesia		313,118
Malaysia—6.1%
Sime Darby Bhd	62,400	186,606

Investments	Shares	Value

Mexico—18.7%
Alfa, SAB Class A	74,034	$180,958
Cemex SAB de CV ADR*	27,252	332,747
Grupo Carso SAB de CV Series A1	11,065	61,740
Total Mexico		575,445
Philippines—2.7%
Aboitiz Equity Ventures, Inc.	61,200	82,705
South Africa—10.1%
Bidvest Group, Ltd.	6,939	183,306
Imperial Holdings, Ltd.	5,511	126,283
Total South Africa		309,589
Thailand—4.1%
Siam Cement PCL	7,600	124,569
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $2,954,545)		3,061,918
Other Assets in Excess of Liabilities—0.2%		6,754
Net Assets—100.0%		$3,068,672

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts

Summary by Sector	Value	% of Net Assets
Aerospace & Defense	$135,617	4.4%
Construction & Materials	1,432,421	46.7
General Industrials	819,607	26.7
Industrial Engineering	441,367	14.4
Industrial Transportation	218,970	7.1
Support Services	13,936	0.5
Total Investments	3,061,918	99.8
Other Assets in Excess of Liabilities	6,754	0.2
Net Assets	$3,068,672	100.0%

The accompanying notes are an integral part of these financial statements.

74 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Low Volatility Emerging Markets Dividend ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.7%
Brazil—2.7%
Companhia Paranaense de Energia-Copel
Preference Shares ADR	153,216	$2,370,252
China—9.9%
China Petroleum & Chemical Corp. Class H	2,131,550	2,509,757
Datang International Power Generation Co., Ltd.
Class H	4,798,705	2,120,353
Jiangsu Expressway Co., Ltd. Class H	2,747,713	2,750,315
Shenzhou International Group, Ltd.	513,478	1,445,318
Total China		8,825,743
Colombia—3.5%
Ecopetrol SA ADR	57,581	3,139,316
India—4.7%
Ashok Leyland, Ltd.	7,688,138	3,090,815
Bharat Petroleum Corp., Ltd.	161,936	1,125,358
Total India		4,216,173
Malaysia—11.7%
DiGi.Com BHD	2,163,800	3,242,381
Kuala Lumpur Kepong BHD	409,700	2,744,124
Maxis BHD	2,097,900	4,424,120
Total Malaysia		10,410,625
Mexico—13.5%
Bolsa Mexicana de Valores SAB de CV	1,122,420	3,217,401
Grupo Aeroportuario del Sureste SAB de CV Class B	139,902	1,902,753
Grupo Modelo SAB de CV Series C	471,636	4,279,035
Kimberly-Clark de Mexico SAB de CV Class A	741,555	2,590,814
Total Mexico		11,990,003
Philippines—2.6%
Aboitiz Power Corp.	2,598,000	2,355,452
Russia—3.6%
LUKOIL OAO ADR	49,989	3,219,292
South Africa—21.2%
ABSA Group, Ltd.	164,664	2,781,956
Growthpoint Properties, Ltd.	1,328,409	3,902,209
Lewis Group, Ltd.	560,147	3,945,991
Redefine Properties, Ltd.	3,919,585	4,229,561
Vodacom Group, Ltd.	340,386	4,077,456
Total South Africa		18,937,173

Investments	Shares	Value

Thailand—9.2%
Charoen Pokphand Foods PCL	2,128,600	$2,398,627
Glow Energy PCL—NVDR	602,973	1,528,795
Shin Corp. PCL	76,590	207,919
Shin Corp. PCL—Foreign	1,484,224	4,029,223
Total Thailand		8,164,564
Turkey—17.1%
Arcelik AS	419,701	2,968,871
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	759,198	2,215,289
Eczacibasi Ilac Sinai ve Finansal Yatirimlar Sanayi
ve Ticaret AS	2,086,213	2,963,010
Konya Cimento Sanayii AS	11,039	2,086,398
Turk Traktor ve Ziraat Makineleri AS	153,111	5,034,598
Total Turkey		15,268,166
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $84,085,132)		88,896,759
Other Assets in Excess of Liabilities—0.3%		224,999
Net Assets—100.0%		$89,121,758

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
NVDR	Non-Voting Depositary Receipts

Summary by Industry	Value	% of Net Assets
Consumer Goods	$18,642,078	20.9%
Consumer Services	3,945,991	4.4
Financials	14,131,127	15.9
Health Care	2,963,010	3.3
Industrials	14,864,879	16.7
Oil & Gas	9,993,723	11.2
Technology	4,237,142	4.7
Telecommunications	11,743,957	13.2
Utilities	8,374,852	9.4
Total Investments	88,896,759	99.7
Other Assets in Excess of Liabilities	224,999	0.3
Net Assets	$89,121,758	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 75

Schedule of Investments (Consolidated)†

EGShares Technology GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—100.2%
Chile—2.9%
Sonda SA	22,052	$76,877
China—49.5%
AsiaInfo-Linkage, Inc.*	4,670	55,433
Baidu, Inc. ADR*	2,582	226,442
China Communications Services Corp., Ltd. Class H	124,481	80,340
Comba Telecom Systems Holdings, Ltd.	95,555	32,374
Lenovo Group, Ltd.	132,879	131,978
NetEase.com, Inc. ADR	2,181	119,453
Pactera Technology International Ltd. ADR*	6,635	42,597
SINA Corp.*	2,013	97,812
Sohu.com, Inc.*	1,536	76,201
Spreadtrum Communications, Inc. ADR	3,171	65,037
TCL Communication Technology Holdings, Ltd.	84,024	24,787
Tencent Holdings Ltd.	7,825	248,782
Travelsky Technology, Ltd. Class H	87,744	57,760
ZTE Corp. Class H	39,315	67,866
Total China		1,326,862
India—32.7%
Financial Technologies India, Ltd.	2,493	32,687
Hexaware Technologies, Ltd.	23,866	37,127
Infosys, Ltd. ADR	4,465	240,708
Mphasis, Ltd.	7,106	51,200
Oracle Financial Services Software, Ltd.*	1,093	51,489
Satyam Computer Services, Ltd.*	37,077	87,593
Tata Consultancy Services, Ltd.	6,712	194,599
Tech Mahindra, Ltd.	2,866	55,870
Wipro, Ltd. ADR	12,445	125,694
Total India		876,967
Indonesia—2.4%
Tower Bersama Infrastructure Tbk PT*	101,310	63,074

Investments	Shares	Value

Poland—2.2%
Asseco Poland SA	4,597	$59,363
Russia—3.0%
Mail.ru Group, Ltd. GDR	2,862	79,277
South Africa—2.2%
DataTec, Ltd.	10,861	59,783
Thailand—3.3%
Shin Corp. PCL	21,566	58,545
Shin Corp. PCL—Foreign	11,259	30,565
Total Thailand		89,110
Turkey—2.0%
Aselsan Elektronik Sanayi Ve Ticaret AS	9,045	52,486
TOTAL INVESTMENTS IN SECURITIES—100.2%
(Cost: $2,754,523)		2,683,799
Liabilities in Excess of Other Assets—(0.2)%		(5,819)
Net Assets—100.0%		$2,677,980

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

Summary by Sector	Value	% of Net Assets
Software & Computer Services	$2,076,746	77.5%
Technology Hardware & Equipment	607,053	22.7
Total Investments	2,683,799	100.2
Liabilities in Excess of Other Assets	(5,819)	(0.2)
Net Assets	$2,677,980	100.0%

The accompanying notes are an integral part of these financial statements.

76 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Telecom GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.4%
Brazil—8.1%
Oi SA ADR	23,720	$72,109
Telefonica Brasil SA Preference Shares ADR	5,403	144,152
Tim Participacoes SA ADR	4,572	100,035
Total Brazil		316,296
Chile—2.1%
Empresa Nacional De Telecom	3,994	84,465
China—16.7%
China Mobile, Ltd.	37,033	392,149
China Telecom Corp., Ltd. Class H	270,673	136,336
China Unicom Hong Kong, Ltd. ADR	9,237	124,515
Total China		653,000
Czech Republic—1.4%
Telefonica Czech Republic SA	3,641	54,990
Egypt—1.8%
Orascom Telecom Holding SAE*	108,176	70,124
India—4.2%
Bharti Airtel, Ltd.	24,365	130,791
Reliance Communications, Ltd.	33,508	34,094
Total India		164,885
Indonesia—5.2%
Telekomunikasi Indonesia Tbk PT ADR	4,513	203,446
Malaysia—11.6%
Axiata Group BHD	66,700	142,598
DiGi.Com BHD	69,800	104,593
Maxis BHD	56,900	119,992
Telekom Malaysia BHD	50,800	88,426
Total Malaysia		455,609
Mexico—9.4%
America Movil SAB de CV Series L ADR	17,633	369,588
Morocco—1.8%
Maroc Telecom	5,618	68,889
Philippines—3.4%
Philippine Long Distance Telephone Co. ADR	1,854	131,523

Investments	Shares	Value

Poland—1.4%
Telekomunikacja Polska SA	27,041	$55,455
Russia—10.2%
Mobile TeleSystems ADR	8,463	175,523
Rostelecom OJSC ADR	5,620	134,205
VimpelCom, Ltd. ADR	7,615	90,542
Total Russia		400,270
South Africa—10.0%
MTN Group, Ltd.	14,654	257,926
Telkom South Africa, Ltd.*	18,312	29,940
Vodacom Group, Ltd.	8,524	102,108
Total South Africa		389,974
Thailand—6.7%
Advanced Info Service PCL	21,500	173,263
Total Access Communication NVDR	27,100	87,680
Total Thailand		260,943
Turkey—5.4%
Turk Telekomunikasyon AS	18,269	80,971
Turkcell Iletisim Hizmetleri AS ADR*	7,784	129,526
Total Turkey		210,497
TOTAL INVESTMENTS IN SECURITIES—99.4%
(Cost: $3,954,733)		3,889,954
Other Assets in Excess of Liabilities—0.6%		22,452
Net Assets—100.0%		$3,912,406

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
NVDR	Non-Voting Depositary Receipt

Summary by Sector	Value	% of Net Assets
Fixed Line Telecommunications	$1,084,496	27.7%
Mobile Telecommunications	2,805,458	71.7
Total Investments	3,889,954	99.4
Other Assets in Excess of Liabilities	22,452	0.6
Net Assets	$3,912,406	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 77

Schedule of Investments (Consolidated)†

EGShares Utilities GEMS ETF

March 31, 2013

Investments	Shares	Value

COMMON STOCKS—99.6%
Brazil—26.1%
Centrais Eletricas Brasileiras SA ADR	19,099	$65,318
Companhia de Saneamento Basico do Estado
de Sao Paulo ADR	3,878	185,097
Companhia Energetica de Minas Gerais
Preference Shares ADR	16,402	194,364
Companhia Paranaense de Energia-Copel
Preference Shares ADR	4,275	66,134
CPFL Energia SA ADR	4,393	91,989
Ultrapar Participacoes SA ADR	12,492	317,047
Total Brazil		919,949
Chile—13.5%
Colbun SA*	301,118	92,068
Empresa Nacional de Electricidad SA ADR	3,163	167,892
Enersis SA ADR	11,190	215,296
Total Chile		475,256
China—10.9%
China Resources Power Holdings Co., Ltd.	57,934	173,519
Datang International Power Generation Co., Ltd.
Class H	168,719	74,550
Huaneng Power International, Inc. ADR	3,203	135,295
Total China		383,364
Colombia—2.4%
Interconexion Electrica SA ESP	16,845	82,935
Czech Republic—4.8%
CEZ AS	5,818	170,663
Hong Kong—2.9%
Guangdong Investment, Ltd.	116,801	102,617
India—11.5%
NTPC, Ltd.	47,613	124,355
Petronet LNG, Ltd.	8,627	21,508
Power Grid Corp. of India, Ltd.	49,458	96,277
Reliance Infrastructure, Ltd.	5,710	34,087
Rural Electrification Corp., Ltd.	15,162	58,151
Tata Power Co., Ltd.	39,962	70,954
Total India		405,332

Investments	Shares	Value

Indonesia—6.4%
Perusahaan Gas Negara PT	367,152	$224,806
Malaysia—8.1%
Tenaga Nasional BHD	73,600	171,135
YTL Corp. BHD	149,140	78,989
YTL Power International BHD	72,300	34,090
Total Malaysia		284,214
Philippines—4.3%
Aboitiz Power Corp.	76,800	69,630
Manila Electric Co.	10,130	81,070
Total Philippines		150,700
Poland—5.8%
PGE SA	27,219	140,093
Tauron Polska Energia SA	49,702	65,404
Total Poland		205,497
Russia—2.9%
Federal Hydrogenerating Co. JSC ADR	52,041	101,220
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $3,512,917)		3,506,553
Other Assets in Excess of Liabilities—0.4%		13,176
Net Assets—100.0%		$3,519,729

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts

Summary by Sector	Value	% of Net Assets
Electricity	$2,542,399	72.2%
Gas, Water & Multiutilities	964,154	27.4
Total Investments	3,506,553	99.6
Other Assets in Excess of Liabilities	13,176	0.4
Net Assets	$3,519,729	100.0%

The accompanying notes are an integral part of these financial statements.

78 EGA Emerging Global Shares Trust

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EGA Emerging Global Shares Trust 79

Statements of Assets and Liabilities

EGA Emerging Global Shares Trust

March 31, 2013

	EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Beyond BRICs ETF	EGShares Brazil Infrastructure ETF	EGShares China Infrastructure ETF	EGShares Consumer Goods GEMS ETF (Consolidated)
ASSETS:
Cost of Investments:	$4,465,624	$7,027,893	$74,017,369	$15,064,015	$2,239,071
Investments at value	3,662,786	7,655,785	79,202,084	13,104,865	2,431,967
Cash	16,308	24,281	—	40,648	7,024
Foreign cash*	3,624	707	94,438	—	3,445
Restricted cash†	—	—	—	—	—
Due from custodian	—	—	—	—	—
Receivables:
Capital shares sold	—	—	—	—	—
Dividends and interest	380	21,986	507,252	—	1,961
Due from sub-adviser	14,301	2,185	—	13,372	6,903
Investment securities sold	—	—	46,083	—	—
Prepaid offering expenses	—	233	—	—	—
Prepaid expense and other assets	6,375	8,271	19,192	9,296	6,375
Total Assets	3,703,774	7,713,448	79,869,049	13,168,181	2,457,675

LIABILITIES:
Payables:
Accrued compliance administration fees	1,500	1,500	1,500	1,500	1,500
Accrued sub-advisory fees	—	—	26,733	—	—
Accrued trustee fees	52	139	1,618	192	45
Due to custodian	—	—	44,145	—	—
Investment securities purchased	—	—	—	—	—
Accrued expenses and other liabilities	30,028	23,894	55,719	27,539	30,017
Total Liabilities	31,580	25,533	129,715	29,231	31,562
NET ASSETS	$3,672,194	$7,687,915	$79,739,334	$13,138,950	$2,426,113

NET ASSETS:
Paid-in capital	$4,756,314	$7,044,690	$86,150,902	$17,540,143	$2,250,697
Undistributed (accumulated) net investment income (loss)	6,828	24,479	(71,310)	(25,822)	7,043
Accumulated net realized loss on investments and foreign currency transactions	(288,119)	(9,437)	(11,524,415)	(2,416,221)	(24,574)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(802,829)	628,183	5,184,157	(1,959,150)	192,947
NET ASSETS	$3,672,194	$7,687,915	$79,739,334	$13,138,950	$2,426,113
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	300,000	350,000	3,750,000	750,000	100,000
Net asset value per share	$12.24	$21.97	$21.26	$17.52	$24.26

* Cost of foreign cash:	$3,615	$707	$94,468	$—	$3,394
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.
	EGShares Consumer Services GEMS ETF	EGShares Emerging Markets Consumer ETF (Consolidated)	EGShares Emerging Markets Core ETF (Consolidated)	EGShares Emerging Markets Domestic Demand ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)	EGShares Energy GEMS ETF (Consolidated)
ASSETS:
Cost of Investments:	$2,100,961	$810,979,666	$4,067,302	$1,963,153	$13,675,313	$10,911,710
Investments at value	2,164,259	883,952,277	4,161,116	2,224,929	8,502,115	9,109,058
Cash	9,919	1,039,660	—	5,643	34,476	34,475
Foreign cash*	10	538,895	27,449	765	14,682	1,828
Restricted cash†	12,545	—	—	—	—	—
Due from custodian	12,272	—	—	—	—	—
Receivables:
Capital shares sold	—	—	2,076,676	—	—	—
Dividends and interest	1,657	720,947	3,995	4,795	—	20,448
Due from sub-adviser	14,780	—	17,718	503	5,543	4,327
Investment securities sold	—	—	—	—	—	—
Prepaid offering expenses	—	—	3,176	233	—	—
Prepaid expense and other assets	6,375	9,538	6,375	7,125	6,375	6,375
Total Assets	2,221,817	886,261,317	6,296,505	2,243,993	8,563,191	9,176,511

LIABILITIES:
Payables:
Accrued compliance administration fees	1,500	1,500	1,500	1,500	1,500	1,500
Accrued sub-advisory fees	—	386,009	—	—	—	—
Accrued trustee fees	27	3,751	40	63	217	127
Due to custodian	12,545	—	24,066	—	—	—
Investment securities purchased	12,272	—	2,075,775	—	—	—
Accrued expenses and other liabilities	28,456	393,694	21,910	26,539	43,879	42,539
Total Liabilities	54,800	784,954	2,123,291	28,102	45,596	44,166
NET ASSETS	$2,167,017	$885,476,363	$4,173,214	$2,215,891	$8,517,595	$9,132,345

NET ASSETS:
Paid-in capital	$2,176,929	$819,845,652	$4,074,305	$1,948,057	$15,932,859	$12,348,273
Undistributed (accumulated) net investment income (loss)	659	405,168	7,173	7,977	(31,800)	(44,882)
Accumulated net realized loss on investments and foreign currency transactions	(73,877)	(7,753,503)	(1,325)	(1,966)	(2,210,094)	(1,368,622)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	63,306	72,979,046	93,061	261,823	(5,173,370)	(1,802,424)
NET ASSETS	$2,167,017	$885,476,363	$4,173,214	$2,215,891	$8,517,595	$9,132,345
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	100,000	33,400,000	200,000	100,000	700,000	400,000
Net asset value per share	$21.67	$26.51	$20.87	$22.16	$12.17	$22.83

* Cost of foreign cash:	$9	$532,460	$27,718	$759	$14,854	$1,801
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.

The accompanying notes are an integral part of these financial statements.

80 and 81 EGA Emerging Global Shares Trust

Statements of Assets and Liabilities (concluded)

EGA Emerging Global Shares Trust

March 31, 2013

	EGShares Financials GEMS ETF (Consolidated)	EGShares GEMS Composite ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)
ASSETS:
Cost of Investments:	$4,371,371	$17,869,420	$5,399,322	$6,402,559	$74,687,064
Investments at value	4,333,987	16,924,395	5,744,374	6,632,954	51,352,542
Cash	12,699	38,719	17,534	—	—
Foreign cash*	4,824	4,159	704	20,436	180,709
Restricted cash†	—	—	—	—	—
Due from custodian	—	—	—	—	—
Receivables:
Dividends and interest	2,642	27,313	5,997	4,373	68,981
Due from sub-adviser	15,605	—	16,711	3,889	15,238
Prepaid expense and other assets	6,375	6,375	6,375	8,167	15,929
Total Assets	4,376,132	17,000,961	5,791,695	6,669,819	51,633,399

LIABILITIES:
Payables:
Accrued compliance administration fees	1,500	1,500	1,500	1,500	1,500
Accrued sub-advisory fees	—	2,003	—	—	—
Accrued trustee fees	37	177	11	17	728
Due to custodian	—	—	—	4,797	53,523
Income payable	—	—	—	—	—
Due to broker	—	—	—	—	—
Investment securities purchased	—	—	—	—	—
Accrued expenses and other liabilities	34,947	44,481	32,161	32,437	64,474
Total Liabilities	36,484	48,161	33,672	38,751	120,225
NET ASSETS	$4,339,648	$16,952,800	$5,758,023	$6,631,068	$51,513,174

NET ASSETS:
Paid-in capital	$4,540,181	$19,601,109	$5,479,714	$6,723,944	$89,358,996
Undistributed (accumulated) net investment income (loss)	(31,879)	(10,688)	1,551	(44,096)	(7,314)
Accumulated net realized loss on investments and foreign currency transactions	(131,137)	(1,692,161)	(68,328)	(279,290)	(14,504,382)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(37,517)	(945,460)	345,086	230,510	(23,334,126)
NET ASSETS	$4,339,648	$16,952,800	$5,758,023	$6,631,068	$51,513,174
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	200,000	750,000	250,000	300,000	4,200,000
Net asset value per share	$21.70	$22.60	$23.03	$22.10	$12.27

* Cost of foreign cash:	$4,978	$4,101	$692	$20,327	$180,232
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.
	EGShares India Small Cap ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)	EGShares Utilities GEMS ETF (Consolidated)
ASSETS:
Cost of Investments:	$23,821,638	$2,954,545	$84,085,132	$2,754,523	$3,954,733	$3,512,917
Investments at value	21,116,104	3,061,918	88,896,759	2,683,799	3,889,954	3,506,553
Cash	—	8,515	602,845	9,911	10,253	5,544
Foreign cash*	95,092	1,941	246,043	2,594	3,795	8,238
Restricted cash†	—	—	2,242,601	—	—	—
Due from custodian	—	—	2,189,298	—	—	—
Receivables:
Dividends and interest	10,143	7,148	219,182	527	19,055	11,859
Due from sub-adviser	11,434	15,422	—	6,995	14,930	14,582
Prepaid expense and other assets	10,775	6,375	19,575	6,375	6,375	6,375
Total Assets	21,243,548	3,101,319	94,416,303	2,710,201	3,944,362	3,553,151

LIABILITIES:
Payables:
Accrued compliance administration fees	1,500	1,500	1,500	1,500	1,500	1,500
Accrued sub-advisory fees	—	—	14,484	—	—	—
Accrued trustee fees	338	56	1,928	48	94	43
Due to custodian	29,076	—	—	—	—	—
Income payable	—	—	800,010	—	—	—
Due to broker	—	—	2,242,601	—	—	—
Investment securities purchased	11,991	—	2,189,298	—	—	—
Accrued expenses and other liabilities	37,150	31,091	44,724	30,673	30,362	31,879
Total Liabilities	80,055	32,647	5,294,545	32,221	31,956	33,422
NET ASSETS	$21,163,493	$3,068,672	$89,121,758	$2,677,980	$3,912,406	$3,519,729

NET ASSETS:
Paid-in capital	$38,096,570	$3,230,021	$92,034,532	$2,908,626	$4,027,822	$3,673,804
Undistributed (accumulated) net investment income (loss)	(9,911)	21,189	(257,626)	10,524	21,657	33,611
Accumulated net realized loss on investments and foreign currency transactions	(14,218,350)	(289,975)	(7,467,207)	(170,452)	(72,491)	(181,330)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(2,704,816)	107,437	4,812,059	(70,718)	(64,582)	(6,356)
NET ASSETS	$21,163,493	$3,068,672	$89,121,758	$2,677,980	$3,912,406	$3,519,729
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	1,700,000	150,000	4,500,000	150,000	200,000	200,000
Net asset value per share	$12.45	$20.46	$19.80	$17.85	$19.56	$17.60

* Cost of foreign cash:	$94,379	$1,928	$245,257	$2,588	$3,731	$8,217
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.

The accompanying notes are an integral part of these financial statements.

82 and 83 EGA Emerging Global Shares Trust

Statements of Operations

EGA Emerging Global Shares Trust

Year Ended March 31, 2013

	EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Beyond BRICs ETF[1]	EGShares Brazil Infrastructure ETF	EGShares China Infrastructure ETF	EGShares Consumer Goods GEMS ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$82,617	$92,328	$3,171,869	$257,758	$42,058
Interest income	10	1	—	59	—
Total investment income	82,627	92,329	3,171,869	257,817	42,058

EXPENSES:
Administration and accounting fees	37,503	—	98,133	98,133	37,503
Sub-advisory fees	22,698	37,209	648,173	101,028	16,541
Custody fees	20,427	9,412	80,427	8,265	31,584
Licensing fees	17,186	6,480	111,730	16,079	15,830
Audit and tax fees	15,031	15,066	12,537	12,537	15,031
Transfer agent fees	12,047	7,530	12,034	12,033	12,047
Exchange listing fees	5,023	10,654	5,031	5,031	5,023
Offering fees	4,894	5,871	—	—	5,394
Pricing fees	3,715	1,125	10,598	10,526	3,715
Investment advisory fees	2,361	3,897	71,543	11,239	159
Legal fees	1,999	2,717	76,567	8,906	1,399
Compliance administration fees	1,500	1,500	1,500	1,500	1,500
Shareholder reporting fees	853	3,438	17,290	3,360	713
Registration fees	518	962	—	51	146
Trustees’ fees and expenses	176	390	5,166	732	151
Insurance fees	149	181	5,346	601	82
Interest expense	—	—	—	—	3
Miscellaneous fees	1,401	145	1,420	1,420	602
Total expenses before reimbursements/waivers	147,481	106,577	1,157,495	291,441	147,423
Less: Reimbursements/waivers of expenses from sub-adviser	(124,773)	(69,367)	(509,458)	(190,413)	(130,872)
Net expenses	22,708	37,210	648,037	101,028	16,551
Net investment income	59,919	55,119	2,523,832	156,789	25,507

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(270,235)	(9,411)	(4,839,597)	(909,229)	(5,598)
In-Kind Redemptions	18,688	—	—	(94,051)	185,810
Foreign currency transactions	(1,537)	969	(139,248)	261	(1,567)
Net realized gain (loss)	(253,084)	(8,442)	(4,978,845)	(1,003,019)	178,645
Change in unrealized appreciation (depreciation) on:
Investments	(542,320)	627,892	(4,957,560)	1,460,711	72,781
Foreign currency translations	(21)	291	8,051	—	31
Change in unrealized appreciation (depreciation)	(542,341)	628,183	(4,949,509)	1,460,711	72,812
Net realized and unrealized gain (loss) on investments and foreign currency translations	(795,425)	619,741	(9,928,354)	457,692	251,457
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(735,506)	$674,860	$(7,404,522)	$614,481	$276,964

* Net of foreign taxes withheld of:	$8,129	$8,569	$110,833	$19,714	$1,943
1	Represents the period August 15, 2012 (commencement of operations) to March 31, 2013.
2	Represents the period October 16, 2012 (commencement of operations) to March 31, 2013.
	EGShares Consumer Services GEMS ETF	EGShares Emerging Markets Consumer ETF (Consolidated)	EGShares Emerging Markets Core ETF (Consolidated)[2]	EGShares Emerging Markets Domestic Demand ETF (Consolidated)[1]	EGShares Emerging Markets Metals & Mining ETF (Consolidated)	EGShares Energy GEMS ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$22,513	$8,280,600	$15,685	$35,023	$407,245	$305,762
Interest income	4	570	—	—	—	1
Total investment income	22,517	8,281,170	15,685	35,023	407,245	305,763

EXPENSES:
Administration and accounting fees	37,503	219,783	—	—	100,262	100,262
Sub-advisory fees	15,029	4,608,489	6,617	15,958	98,485	86,361
Custody fees	6,031	360,232	10,157	15,377	28,608	30,952
Licensing fees	6,670	472,682	671	4,121	19,399	16,851
Audit and tax fees	14,513	14,998	15,090	15,066	15,036	15,036
Transfer agent fees	12,047	12,033	5,491	7,530	12,034	12,034
Exchange listing fees	5,023	5,656	9,805	10,654	5,031	5,031
Offering fees	1,760	—	47,482	5,871	—	—
Pricing fees	3,697	9,572	875	1,125	8,676	8,673
Investment advisory fees	145	472,968	—	1,845	11,772	9,915
Legal fees	1,268	321,579	590	2,154	9,396	6,616
Compliance administration fees	1,500	1,500	1,500	1,500	1,500	1,500
Shareholder reporting fees	427	68,367	13,909	3,037	1,741	2,057
Registration fees	134	66,337	273	251	—	—
Trustees’ fees and expenses	129	26,828	110	167	821	619
Insurance fees	71	22,619	63	181	835	677
Interest expense	—	—	6	—	57	—
Miscellaneous fees	769	1,400	199	145	1,400	1,400
Total expenses before reimbursements/waivers	106,716	6,685,043	112,838	84,982	315,053	297,984
Less: Reimbursements/waivers of expenses from sub-adviser	(91,687)	(2,076,610)	(106,195)	(69,022)	(216,583)	(211,609)
Net expenses	15,029	4,608,433	6,643	15,960	98,470	86,375
Net investment income	7,488	3,672,737	9,042	19,063	308,775	219,388

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(57,494)	(5,836,638)	(1,325)	(61)	(948,549)	(337,758)
In-Kind Redemptions	156,509	7,204,313	269	105,308	(384,407)	93,403
Foreign currency transactions	(595)	(444,657)	(491)	(9,572)	(4,620)	(6,735)
Net realized gain (loss)	98,420	923,018	(1,547)	95,675	(1,337,576)	(251,090)
Change in unrealized appreciation (depreciation) on:
Investments	40,661	39,255,934	93,814	261,776	(1,820,411)	(634,167)
Foreign currency translations	8	6,295	(753)	47	(305)	330
Change in unrealized appreciation (depreciation)	40,669	39,262,229	93,061	261,823	(1,820,716)	(633,837)
Net realized and unrealized gain (loss) on investments and foreign currency translations	139,089	40,185,247	91,514	357,498	(3,158,292)	(884,927)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$146,577	$43,857,984	$100,556	$376,561	$(2,849,517)	$(665,539)

* Net of foreign taxes withheld of:	$2,975	$544,002	$941	$4,002	$39,136	$36,174
1	Represents the period August 15, 2012 (commencement of operations) to March 31, 2013.
2	Represents the period October 16, 2012 (commencement of operations) to March 31, 2013.

The accompanying notes are an integral part of these financial statements.

84 and 85 EGA Emerging Global Shares Trust

Statements of Operations (concluded)

EGA Emerging Global Shares Trust

Year Ended March 31, 2013

	EGShares Financials GEMS ETF (Consolidated)	EGShares GEMS Composite ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares India Infrastructure ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$98,506	$367,651	$28,908	$30,972	$756,221
Interest income	29	60	16	—	—
Total investment income	98,535	367,711	28,924	30,972	756,221

EXPENSES:
Administration and accounting fees	100,250	100,251	37,503	29,169	78,791
Sub-advisory fees	33,826	106,907	23,255	30,881	467,311
Custody fees	33,710	38,500	26,664	27,050	65,499
Licensing fees	15,685	20,661	18,323	17,667	95,027
Audit and tax fees	15,036	15,036	15,031	15,057	14,998
Transfer agent fees	12,034	12,033	12,047	12,035	12,033
Exchange listing fees	5,031	5,031	5,023	5,023	5,031
Offering fees	—	—	5,156	—	—
Pricing fees	8,659	8,680	3,697	5,323	10,585
Investment advisory fees	3,903	13,639	2,336	452	52,341
Legal fees	1,127	10,483	1,845	271	54,398
Compliance administration fees	1,500	1,500	1,500	1,500	1,500
Shareholder reporting fees	1,672	6,927	716	2,724	17,576
Registration fees	—	469	409	660	290
Trustees’ fees and expenses	244	840	134	88	3,418
Insurance fees	223	919	115	101	3,951
Interest expense	—	—	—	142	—
Miscellaneous fees	1,400	1,400	1,400	1,403	1,400
Total expenses before reimbursements/waivers	234,300	343,276	155,154	149,546	884,149
Less: Reimbursements/waivers of expenses from sub-adviser	(200,475)	(236,341)	(131,889)	(118,527)	(416,566)
Net expenses	33,825	106,935	23,265	31,019	467,583
Net investment income (loss)	64,710	260,776	5,659	(47)	288,638

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(143,781)	(448,976)	(38,198)	(247,883)	(3,417,077)
In-Kind Redemptions	148,896	54,571	290,426	—	—
Foreign currency transactions	(1,895)	(1,142)	(3,691)	(43,306)	342,909
Net realized gain (loss)	3,220	(395,547)	248,537	(291,189)	(3,074,168)
Change in unrealized appreciation (depreciation) on:
Investments	475,064	(94,271)	342,561	127,938	(7,870,055)
Foreign currency translations	(43)	(699)	18	102	1,884
Change in unrealized appreciation (depreciation)	475,021	(94,970)	342,579	128,040	(7,868,171)
Net realized and unrealized gain (loss) on investments and foreign currency translations	478,241	(490,517)	591,116	(163,149)	(10,942,339)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$542,951	$(229,741)	$596,775	$(163,196)	$(10,653,701)

* Net of foreign taxes withheld of:	$8,566	$37,200	$3,212	$—	$—
	EGShares India Small Cap ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)	EGShares Utilities GEMS ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$377,446	$45,195	$3,912,711	$38,139	$163,637	$112,983
Interest income	—	13	588	—	98	—
Total investment income	377,446	45,208	3,913,299	38,139	163,735	112,983

EXPENSES:
Administration and accounting fees	91,849	37,503	29,169	37,503	37,503	37,503
Sub-advisory fees	199,571	22,554	626,449	14,049	33,267	24,129
Custody fees	62,257	26,895	83,091	24,637	30,887	28,946
Licensing fees	41,118	17,454	130,496	16,152	15,874	15,285
Audit and tax fees	14,998	15,031	15,055	15,031	15,031	15,031
Transfer agent fees	12,034	12,047	12,034	12,047	12,047	12,047
Exchange listing fees	5,004	5,023	5,023	5,023	5,023	5,023
Offering fees	—	5,156	8,953	5,156	5,157	5,156
Pricing fees	10,537	3,697	5,209	3,697	3,715	3,697
Investment advisory fees	20,391	2,389	40,383	176	1,473	780
Legal fees	21,404	1,909	56,082	1,386	2,982	2,095
Compliance administration fees	1,500	1,500	1,500	1,500	1,500	1,500
Shareholder reporting fees	4,060	899	22,105	926	1,371	1,220
Registration fees	992	145	6,352	252	154	246
Trustees’ fees and expenses	1,491	202	5,296	121	289	172
Insurance fees	1,679	119	3,769	102	246	163
Interest expense	—	40	111	—	—	—
Miscellaneous fees	1,400	1,401	1,400	553	1,400	1,401
Total expenses before reimbursements/waivers	490,285	153,964	1,052,477	138,311	167,919	154,394
Less: Reimbursements/waivers of expenses from sub-adviser	(290,870)	(131,361)	(425,833)	(124,253)	(134,659)	(130,258)
Net expenses	199,415	22,603	626,644	14,058	33,260	24,136
Net investment income (loss)	178,031	22,605	3,286,655	24,081	130,475	88,847

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(1,111,051)	(152,402)	(6,035,445)	(110,216)	(61,674)	(134,999)
In-Kind Redemptions	—	276,132	4,196,450	12,265	39,274	52,645
Foreign currency transactions	(71,703)	(5,934)	(15,710)	(1,265)	(2,077)	(6,080)
Net realized gain (loss)	(1,182,754)	117,796	(1,854,705)	(99,216)	(24,477)	(88,434)
Change in unrealized appreciation (depreciation) on:
Investments	(2,446,509)	162,731	3,581,506	(73,425)	(88,096)	(134,089)
Foreign currency translations	(1,681)	75	1,234	6	254	13
Change in unrealized appreciation (depreciation)	(2,448,190)	162,806	3,582,740	(73,419)	(87,842)	(134,076)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(3,630,944)	280,602	1,728,035	(172,635)	(112,319)	(222,510)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,452,913)	$303,207	$5,014,690	$(148,554)	$18,156	$(133,663)

* Net of foreign taxes withheld of:	$—	$4,262	$361,837	$1,563	$16,697	$8,859

The accompanying notes are an integral part of these financial statements.

86 and 87 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets

EGA Emerging Global Shares Trust

	EGShares Basic Materials GEMS ETF (Consolidated)		EGShares Beyond BRICs ETF	EGShares Brazil Infrastructure ETF
	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012	For the Period August 15, 2012[1] Through March 31, 2013	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income (loss)	$59,919	$20,941	$55,119	$2,523,832	$3,266,422
Net realized gain (loss) on investments and foreign currency transactions	(253,084)	(97,898)	(8,442)	(4,978,845)	(6,144,370)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(542,341)	(260,488)	628,183	(4,949,509)	331,770
Net increase (decrease) in net assets resulting from operations	(735,506)	(337,445)	674,860	(7,404,522)	(2,546,178)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(60,948)	(15,017)	(37,506)	(3,009,024)	(3,135,584)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	7,684,851	2,870,607	7,050,561	8,274,032	22,319,521
Cost of shares redeemed	(4,806,473)	(927,874)	—	(7,711,903)	(10,807,230)
Transaction fees	270	(271)	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	2,878,648	1,942,462	7,050,561	562,129	11,512,291
Net Increase (Decrease) in Net Assets	2,082,194	1,590,000	7,687,915	(9,851,417)	5,830,529

NET ASSETS:
Beginning of period	1,590,000	—	—	89,590,751	83,760,222
End of period	$3,672,194	$1,590,000	$7,687,915	$79,739,334	$89,590,751
Accumulated net investment income (loss) included in net assets at end of period	$6,828	$4,500	$24,479	$(71,310)	$826,959

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	100,000	—	—	3,700,000	3,300,000
Shares sold	550,000	150,000	350,000	400,000	900,000
Shares redeemed	(350,000)	(50,000)	—	(350,000)	(500,000)
Shares outstanding, end of period	300,000	100,000	350,000	3,750,000	3,700,000
1	Commencement of operations.
	EGShares China Infrastructure ETF		EGShares Consumer Goods GEMS ETF (Consolidated)		EGShares Consumer Services GEMS ETF		EGShares Emerging Markets Consumer ETF (Consolidated)
	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income (loss)	$156,789	$289,656	$25,507	$14,034	$7,488	$(1,465)	$3,672,737	$1,970,081
Net realized gain (loss) on investments and foreign currency transactions	(1,003,019)	(563,008)	178,645	13,216	98,420	32,924	923,018	1,432,854
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,460,711	(4,834,847)	72,812	120,135	40,669	22,637	39,262,229	27,551,359
Net increase (decrease) in net assets resulting from operations	614,481	(5,108,199)	276,964	147,385	146,577	54,096	43,857,984	30,954,294

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(154,518)	(324,416)	(23,469)	(11,203)	(6,933)	(1,186)	(2,930,218)	(1,634,800)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,804,555	5,989,764	5,587,055	4,092,709	4,064,823	4,942,777	477,224,008	195,117,317
Cost of shares redeemed	(2,428,671)	(9,385,596)	(4,518,604)	(3,124,066)	(3,080,989)	(3,952,148)	(35,143,331)	(16,583,599)
Transaction fees	—	—	(12)	(646)	—	—	1,873	1,525
Net increase (decrease) in net assets resulting from capital share transactions	375,884	(3,395,832)	1,068,439	967,997	983,834	990,629	442,082,550	178,535,243
Net Increase (Decrease) in Net Assets	835,847	(8,828,447)	1,321,934	1,104,179	1,123,478	1,043,539	483,010,316	207,854,737

NET ASSETS:
Beginning of period	12,303,103	21,131,550	1,104,179	—	1,043,539	—	402,466,047	194,611,310
End of period	$13,138,950	$12,303,103	$2,426,113	$1,104,179	$2,167,017	$1,043,539	$885,476,363	$402,466,047
Accumulated net investment income (loss) included in net assets at end of period	$(25,822)	$(28,354)	$7,043	$3,470	$659	$(1,061)	$405,168	$124,633

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	750,000	950,000	50,000	—	50,000	—	16,250,000	8,550,000
Shares sold	150,000	300,000	250,000	200,000	200,000	250,000	18,600,000	8,450,000
Shares redeemed	(150,000)	(500,000)	(200,000)	(150,000)	(150,000)	(200,000)	(1,450,000)	(750,000)
Shares outstanding, end of period	750,000	750,000	100,000	50,000	100,000	50,000	33,400,000	16,250,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

88 and 89 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets (continued)

EGA Emerging Global Shares Trust

	EGShares Emerging Markets Core ETF (Consolidated)	EGShares Emerging Markets Domestic Demand ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)		EGShares Energy GEMS ETF (Consolidated)
	For the Period October 16, 2012[1] Through March 31, 2013	For the Period August 15, 2012[1] Through March 31, 2013	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income (loss)	$9,042	$19,063	$308,775	$545,464	$219,388	$330,727
Net realized gain (loss) on investments and foreign currency transactions	(1,547)	95,675	(1,337,576)	316,395	(251,090)	1,309,542
Net unrealized appreciation (depreciation) on investments and foreign currency translations	93,061	261,823	(1,820,716)	(9,372,705)	(633,837)	(5,834,109)
Net increase (decrease) in net assets resulting
from operations	100,556	376,561	(2,849,517)	(8,510,846)	(665,539)	(4,193,840)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,026)	(8,302)	(299,796)	(532,215)	(200,778)	(309,030)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,118,595	5,008,034	631,668	5,244,146	5,804,410	10,787,713
Cost of shares redeemed	(1,041,854)	(3,160,206)	(3,340,104)	(19,702,991)	(7,022,141)	(20,507,227)
Transaction fees	(57)	(196)	(670)	(546)	(394)	(546)
Net increase (decrease) in net assets resulting
from capital share transactions	4,076,684	1,847,632	(2,709,106)	(14,459,391)	(1,218,125)	(9,720,060)
Net Increase (Decrease) in Net Assets	4,173,214	2,215,891	(5,858,419)	(23,502,452)	(2,084,442)	(14,222,930)

NET ASSETS:
Beginning of period	—	—	14,376,014	37,878,466	11,216,787	25,439,717
End of period	$4,173,214	$2,215,891	$8,517,595	$14,376,014	$9,132,345	$11,216,787
Accumulated net investment income (loss) included in net assets at end of period	$7,173	$7,977	$(31,800)	$(36,159)	$(44,882)	$(41,545)
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	—	—	900,000	1,650,000	450,000	850,000
Shares sold	250,000	250,000	50,000	300,000	250,000	400,000
Shares redeemed	(50,000)	(150,000)	(250,000)	(1,050,000)	(300,000)	(800,000)
Shares outstanding, end of period	200,000	100,000	700,000	900,000	400,000	450,000
1	Commencement of operations.
	EGShares Financials GEMS ETF (Consolidated)		EGShares GEMS Composite ETF (Consolidated)		EGShares Health Care GEMS ETF (Consolidated)		EGShares India Consumer ETF (Consolidated)
	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012	For the Year Ended March 31, 2013	For the Period August 10, 2011[1] Through March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income (loss)	$64,710	$152,756	$260,776	$449,817	$5,659	$2,304	$(47)	$(665)
Net realized gain (loss) on investments and foreign currency transactions	3,220	(415,889)	(395,547)	(1,592,121)	248,537	(108,473)	(291,189)	(47,929)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	475,021	(1,469,298)	(94,970)	(4,514,273)	342,579	2,507	128,040	102,470
Net increase (decrease) in net assets resulting from operations	542,951	(1,732,431)	(229,741)	(5,656,577)	596,775	(103,662)	(163,196)	53,876

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(82,898)	(52,077)	(242,214)	(312,176)	(7,726)	(1,891)	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,852,785	5,241,705	4,476,741	5,814,766	8,547,260	3,852,559	4,886,779	3,835,493
Cost of shares redeemed	(2,995,302)	(10,481,218)	(1,037,160)	(17,734,608)	(5,286,845)	(1,837,994)	—	(1,980,060)
Transaction fees	472	3	(624)	(88)	(143)	(310)	(876)	(948)
Net increase (decrease) in net assets resulting from capital share transactions	(142,045)	(5,239,510)	3,438,957	(11,919,930)	3,260,272	2,014,255	4,885,903	1,854,485
Net Increase (Decrease) in Net Assets	318,008	(7,024,018)	2,967,002	(17,888,683)	3,849,321	1,908,702	4,722,707	1,908,361

NET ASSETS:
Beginning of period	4,021,640	11,045,658	13,985,798	31,874,481	1,908,702	—	1,908,361	—
End of period	$4,339,648	$4,021,640	$16,952,800	$13,985,798	$5,758,023	$1,908,702	$6,631,068	$1,908,361
Accumulated net investment income (loss) included in net assets at end of period	$(31,879)	$(15,553)	$(10,688)	$(19,886)	$1,551	$2,153	$(44,096)	$(743)
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	200,000	450,000	600,000	1,155,000	100,000	—	100,000	—
Shares sold	150,000	250,000	200,000	250,000	400,000	200,000	200,000	200,000
Shares redeemed	(150,000)	(500,000)	(50,000)	(805,000)	(250,000)	(100,000)	—	(100,000)
Shares outstanding, end of period	200,000	200,000	750,000	600,000	250,000	100,000	300,000	100,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

90 and 91 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets (concluded)

EGA Emerging Global Shares Trust

	EGShares India Infrastructure ETF (Consolidated)		EGShares India Small Cap ETF (Consolidated)		EGShares Industrials GEMS ETF (Consolidated)
	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$288,638	$268,410	$178,031	$238,909	$22,605	$6,541
Net realized gain (loss) on investments and foreign currency transactions	(3,074,168)	(10,846,972)	(1,182,754)	(13,039,129)	117,796	(143,909)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(7,868,171)	(9,308,112)	(2,448,190)	4,378,334	162,806	(55,369)
Net increase (decrease) in net assets resulting from operations	(10,653,701)	(19,886,674)	(3,452,913)	(8,421,886)	303,207	(192,737)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(741,080)	(344,824)	(165,603)	(254,107)	(38,792)	(1,831)
Return of Capital	—	—	(8,562)	—	—	—
Total Distribution	(741,080)	(344,824)	(174,165)	(254,107)	(38,792)	(1,831)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,590,929	3,189,751	—	8,163,191	6,744,871	5,614,977
Cost of shares redeemed	(1,384,494)	(7,631,044)	(1,823,856)	(7,596,936)	(5,818,053)	(3,541,987)
Transaction fees	(1,118)	(2,023)	(1,765)	(2,593)	(312)	(671)
Net increase (decrease) in net assets resulting from capital share transactions	2,205,317	(4,443,316)	(1,825,621)	563,662	926,506	2,072,319
Net Increase (Decrease) in Net Assets	(9,189,464)	(24,674,814)	(5,452,699)	(8,112,331)	1,190,921	1,877,751

NET ASSETS:
Beginning of period	60,702,638	85,377,452	26,616,192	34,728,523	1,877,751	—
End of period	$51,513,174	$60,702,638	$21,163,493	$26,616,192	$3,068,672	$1,877,751
Accumulated net investment income (loss) included in net assets at end of period	$(7,314)	$102,219	$(9,911)	$(48,453)	$21,189	$(637)

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	4,050,000	4,400,000	1,850,000	1,800,000	100,000	—
Shares sold	250,000	200,000	—	500,000	350,000	300,000
Shares redeemed	(100,000)	(550,000)	(150,000)	(450,000)	(300,000)	(200,000)
Shares outstanding, end of period	4,200,000	4,050,000	1,700,000	1,850,000	150,000	100,000
1	Commencement of operations.
	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)		EGShares Technology GEMS ETF (Consolidated)		EGShares Telecom GEMS ETF (Consolidated)		EGShares Utilities GEMS ETF (Consolidated)
	For the Year Ended March 31, 2013	For the Period August 4, 2011[1] Through March 31, 2012	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,286,655	$406,885	$24,081	$(1,383)	$130,475	$27,898	$88,847	$21,831
Net realized gain (loss) on investments and foreign currency transactions	(1,854,705)	960,495	(99,216)	(119,001)	(24,477)	(31,392)	(88,434)	(137,595)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,582,740	1,229,319	(73,419)	2,701	(87,842)	23,260	(134,076)	127,720
Net increase (decrease) in net assets resulting from operations	5,014,690	2,596,699	(148,554)	(117,683)	18,156	19,766	(133,663)	11,956

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,409,451)	(659,822)	(17,448)	—	(123,602)	(10,536)	(57,510)	(9,988)
Return of Capital	—	—	—	—	—	—	—	—
Total Distribution	(4,409,451)	(659,822)	(17,448)	—	(123,602)	(10,536)	(57,510)	(9,988)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	69,939,964	72,180,393	4,390,403	4,651,039	3,907,663	5,902,467	4,296,547	3,672,180
Cost of shares redeemed	(40,678,667)	(14,863,146)	(3,434,199)	(2,644,489)	(2,921,229)	(2,879,951)	(3,373,423)	(885,693)
Transaction fees	317	781	(622)	(467)	(255)	(73)	(357)	(320)
Net increase (decrease) in net assets resulting from capital share transactions	29,261,614	57,318,028	955,582	2,006,083	986,179	3,022,443	922,767	2,786,167
Net Increase (Decrease) in Net Assets	29,866,853	59,254,905	789,580	1,888,400	880,733	3,031,673	731,594	2,788,135

NET ASSETS:
Beginning of period	59,254,905	—	1,888,400	—	3,031,673	—	2,788,135	—
End of period	$89,121,758	$59,254,905	$2,677,980	$1,888,400	$3,912,406	$3,031,673	$3,519,729	$2,788,135
Accumulated net investment income (loss) included in net assets at end of period	$(257,626)	$(360,697)	$10,524	$—	$21,657	$15,242	$33,611	$8,394

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	2,950,000	—	100,000	—	150,000	—	150,000	—
Shares sold	3,650,000	3,700,000	250,000	250,000	200,000	300,000	250,000	200,000
Shares redeemed	(2,100,000)	(750,000)	(200,000)	(150,000)	(150,000)	(150,000)	(200,000)	(50,000)
Shares outstanding, end of period	4,500,000	2,950,000	150,000	100,000	200,000	150,000	200,000	150,000
1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

92 and 93 EGA Emerging Global Shares Trust

Financial Highlights

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Basic Materials GEMS ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$15.90	$20.00
Investment operations:
Net investment income[2]	0.31	0.31
Net realized and unrealized loss on investments and foreign currency translations	(3.36)	(4.11)
Total from investment operations	(3.05)	(3.80)
Distributions to shareholders:
Net investment income	(0.61)	(0.30)
Net asset value, end of period	$12.24	$15.90
NET ASSET VALUE TOTAL RETURN[3]	(19.70)%	(18.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,672	$1,590
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	5.52%	7.99%[4]
Net investment income	2.24%	2.30%[4]
Portfolio turnover rate	33%	21%[5]

EGShares Beyond BRICs ETF

For the Period August 15, 2012[1] Through March 31, 2013
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.17
Net realized and unrealized gain on investments and foreign currency translations	1.91
Total from investment operations	2.08
Distributions to shareholders:
Net investment income	(0.11)
Net asset value, end of period	$21.97
NET ASSET VALUE TOTAL RETURN[3]	10.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,688
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	2.43%[4]
Net investment income	1.26%[4]
Portfolio turnover rate	1%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

94 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Brazil Infrastructure ETF

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period February 24, 2010[1] Through March 31, 2010
Net asset value, beginning of period	$24.21	$25.38	$20.55	$20.00
Investment operations:
Net investment income[2]	0.71	0.96	0.47	0.03
Net realized and unrealized gain (loss) on investments and foreign currency translations	(2.84)	(1.15)	4.67	0.527
Total from investment operations	(2.13)	(0.19)	5.14	0.55
Distributions to shareholders:
Net investment income	(0.82)	(0.98)	(0.31)	—
Net asset value, end of period	$21.26	$24.21	$25.38	$20.55
NET ASSET VALUE TOTAL RETURN[3]	(8.63)%	(0.04)%	25.16%	2.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$79,739	$89,591	$83,760	$11,303
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.88%[5]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.52%	1.51%	1.91%	5.67%[4]
Net investment income	3.31%	4.10%	2.09%	1.58%[4]
Portfolio turnover rate	30%	30%	35%	1%[6]

EGShares China Infrastructure ETF

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period February 17, 2010[1] Through March 31, 2010
Net asset value, beginning of period	$16.40	$22.24	$20.78	$20.09
Investment operations:
Net investment income (loss)[2]	0.23	0.33	0.10	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency translations	1.13	(5.76)	1.49	0.71
Total from investment operations	1.36	(5.43)	1.59	0.69
Distributions to shareholders:
Net investment income	(0.24)	(0.41)	(0.13)	—
Net asset value, end of period	$17.52	$16.40	$22.24	$20.78
NET ASSET VALUE TOTAL RETURN[3]	8.16%	(24.35)%	7.69%	3.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,139	$12,303	$21,132	$6,235
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	2.45%	2.03%	2.89%	7.82%[4]
Net investment income (loss)	1.32%	1.75%	0.47%	(0.85)%[4]
Portfolio turnover rate	19%	12%	34%	1%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	The ratio includes 0.03% for the period ended March 31, 2012 attributed to excise tax expense, which is outside the cap expense.
6	Not annualized.
7	The realized and unrealized gain or loss on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions and/or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 95

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Consumer Goods GEMS ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$22.08	$20.00
Investment operations:
Net investment income[2]	0.30	0.23
Net realized and unrealized gain on investments and foreign currency translations	2.11	2.07
Total from investment operations	2.41	2.30
Distributions to shareholders:
Net investment income	(0.23)	(0.22)
Net asset value, end of period	$24.26	$22.08
NET ASSET VALUE TOTAL RETURN[3]	10.98%	11.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,426	$1,104
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	7.58%	8.77%[4]
Net investment income	1.31%	1.45%[4]
Portfolio turnover rate	24%	50%[5]

EGShares Consumer Services GEMS ETF

	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.87	$20.00
Investment operations:
Net investment income (loss)[2]	0.09	(0.03)
Net realized and unrealized gain on investments and foreign currency translations	0.78	0.92
Total from investment operations	0.87	0.89
Distributions to shareholders:
Net investment income	(0.07)	(0.02)
Net asset value, end of period	$21.67	$20.87
NET ASSET VALUE TOTAL RETURN[3]	4.17%	4.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,167	$1,044
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	6.04%	6.77%[4]
Net investment income (loss)	0.42%	(0.18)%[4]
Portfolio turnover rate	32%	51%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

96 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Consumer ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period September 14, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$24.77	$22.76	$20.00
Investment operations:
Net investment income[2]	0.17	0.17	0.04
Net realized and unrealized gain on investments and foreign currency translations	1.68	1.96	2.74
Total from investment operations	1.85	2.13	2.78
Distributions to shareholders:
Net investment income	(0.11)	(0.12)	(0.02)
Net asset value, end of period	$26.51	$24.77	$22.76
NET ASSET VALUE TOTAL RETURN[3]	7.46%	9.44%	13.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$885,476	$402,466	$194,611
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.23%	1.31%	1.44%[4]
Net investment income	0.68%	0.76%	0.37%[4]
Portfolio turnover rate	7%	3%	9%[5]

EGShares Emerging Markets Core ETF (Consolidated)

For the Period October 16, 2012[1] Through March 31, 2013
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.09
Net realized and unrealized gain on investments and foreign currency translations	0.82
Total from investment operations	0.91
Distributions to shareholders:
Net investment income	(0.04)
Net asset value, end of period	$20.87
NET ASSET VALUE TOTAL RETURN[3]	4.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,173
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.70%[4]
Expenses, prior to expense reimbursements/waivers	11.94%[4]
Net investment income	0.96%[4]
Portfolio turnover rate	3%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 97

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Domestic Demand ETF (Consolidated)

For the Period August 15, 2012[1] Through March 31, 2013
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.13
Net realized and unrealized gain on investments and foreign currency translations	2.11
Total from investment operations	2.24
Distributions to shareholders:
Net investment income	(0.08)
Net asset value, end of period	$22.16
NET ASSET VALUE TOTAL RETURN[3]	11.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,216
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	4.53%[4]
Net investment income	1.02%[4]
Portfolio turnover rate	57%[5]

EGShares Emerging Markets Metals & Mining ETF (Consolidated)[6]

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period May 21, 2009[1] Through March 31, 2010
Net asset value, beginning of period	$15.97	$22.96	$20.47	$13.73
Investment operations:
Net investment income (loss)[2]	0.37	0.48	0.13	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(3.74)	(6.88)	2.52	6.82
Total from investment operations	(3.37)	(6.40)	2.65	6.81
Distributions to shareholders:
Net investment income	(0.43)	(0.59)	(0.16)	(0.07)
Net asset value, end of period	$12.17	$15.97	$22.96	$20.47
NET ASSET VALUE TOTAL RETURN[3]	(21.51)%	(27.66)%	12.95%	49.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,518	$14,376	$37,878	$27,640
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	2.72%	1.99%	1.96%	4.37%[4]
Net investment income (loss)	2.66%	2.48%	0.63%	(0.06)%[4]
Portfolio turnover rate	15%	10%	35%	17%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	On September 16, 2010, there was a 3 for 1 forward stock split. Historical shares amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.

The accompanying notes are an integral part of these financial statements.

98 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Energy GEMS ETF (Consolidated)[1]

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period May 21, 2009[2] Through March 31, 2010
Net asset value, beginning of period	$24.93	$29.93	$24.02	$20.49
Investment operations:
Net investment income[3]	0.50	0.47	0.26	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(2.03)	(4.95)	5.94	3.50
Total from investment operations	(1.53)	(4.48)	6.20	3.59
Distributions to shareholders:
Net investment income	(0.57)	(0.52)	(0.29)	(0.06)
Net asset value, end of period	$22.83	$24.93	$29.93	$24.02
NET ASSET VALUE TOTAL RETURN[4]	(6.21)%	(14.78)%	25.96%	17.53%[5]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,132	$11,217	$25,440	$9,607
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%	0.85%[6]
Expenses, prior to expense reimbursements/waivers	2.93%	2.23%	2.56%	5.90%[6]
Net investment income	2.16%	1.84%	1.04%	0.49%[6]
Portfolio turnover rate	16%	19%	19%	49%[7]

EGShares Financials GEMS ETF (Consolidated)[1]

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period September 16, 2009[2] Through March 31, 2010
Net asset value, beginning of period	$20.11	$24.55	$22.84	$20.12
Investment operations:
Net investment income[3]	0.33	0.57	0.42	0.08
Net realized and unrealized gain (loss) on investments and foreign currency translations	1.67	(4.66)	2.09	2.71
Total from investment operations	2.00	(4.09)	2.51	2.79
Distributions to shareholders:
Net investment income	(0.41)	(0.35)	(0.80)	(0.07)
Net asset value, end of period	$21.70	$20.11	$24.55	$22.84
NET ASSET VALUE TOTAL RETURN[4]	10.00%	(16.52)%	11.03%	13.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,340	$4,022	$11,046	$6,852
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%	0.85%[6]
Expenses, prior to expense reimbursements/waivers	5.89%	4.13%	2.81%	5.47%[6]
Net investment income	1.63%	2.62%	1.77%	0.67%[6]
Portfolio turnover rate	19%	25%	39%	12%[7]

1	On September 16, 2010, there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis.
2	Commencement of operations.
3	Based on average shares outstanding.
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
5	For the period ended March 31, 2010, 0.73% of the Fund’s total return consists of a voluntary reimbursement by the current and former sub-advisers for a realized investment loss, and another (1.08)% consists of a loss on an investment not meeting the Fund’s investment restrictions. Excluding these items, total return would have been 17.88%.
6	Annualized.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 99

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares GEMS Composite ETF (Consolidated)[1]

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period July 22, 2009[2] Through March 31, 2010
Net asset value, beginning of period	$23.31	$27.60	$24.34	$20.00
Investment operations:
Net investment income[3]	0.41	0.47	0.39	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.77)	(4.37)	3.48	4.31
Total from investment operations	(0.36)	(3.90)	3.87	4.40
Distributions to shareholders:
Net investment income	(0.35)	(0.39)	(0.61)	(0.06)
Net asset value, end of period	$22.60	$23.31	$27.60	$24.34
NET ASSET VALUE TOTAL RETURN[4]	(1.57)%	(13.97)%	16.04%	21.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,953	$13,986	$31,874	$31,755
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.75%	0.75%	0.75%	0.75%[5]
Expenses, prior to expense reimbursements/waivers	2.41%	1.84%	2.00%	3.43%[5]
Net investment income	1.83%	1.94%	1.55%	0.52%[5]
Portfolio turnover rate	10%	10%	39%	6%[6]

EGShares Health Care GEMS ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Period June 23, 2011[2] Through March 31, 2012
Net asset value, beginning of period	$19.09	$20.00
Investment operations:
Net investment income[3]	0.04	0.03
Net realized and unrealized gain (loss) on investments and foreign currency translations	3.94	(0.90)
Total from investment operations	3.98	(0.87)
Distributions to shareholders:
Net investment income	(0.04)	(0.04)
Net asset value, end of period	$23.03	$19.09
NET ASSET VALUE TOTAL RETURN[4]	20.85%	(4.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,758	$1,909
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers	5.67%	7.79%[5]
Net investment income	0.21%	0.23%[5]
Portfolio turnover rate	29%	26%[6]

1	On September 16, 2010, there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis.
2	Commencement of operations.
3	Based on average shares outstanding.
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
5	Annualized.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

100 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Consumer ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Period August 10, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$19.08	$20.00
Investment operations:
Net investment loss[2]	(—)[3]	(—)[3]
Net realized and unrealized gain (loss) on investments and foreign currency translations	3.024	(0.92)[4]
Total from investment operations	3.02	(0.92)
Distributions to shareholders:
Net investment income	—	—
Net asset value, end of period	$22.10	$19.08
NET ASSET VALUE TOTAL RETURN[5]	15.83%	(4.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,631	$1,908
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.89%	0.89%[6]
Expenses, prior to expense reimbursements/waivers	4.31%	6.16%[6]
Net investment loss	(0.00)%[7]	(0.04)%[6]
Portfolio turnover rate	50%	104%[8]

EGShares India Infrastructure ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period August 11, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$14.99	$19.40	$20.00
Investment operations:
Net investment income[2]	0.07	0.06	0.01
Net realized and unrealized loss on investments and foreign currency translations	(2.60)	(4.39)	(0.61)
Total from investment operations	(2.53)	(4.33)	(0.60)
Distributions to shareholders:
Net investment income	(0.19)	(0.08)	—
Net asset value, end of period	$12.27	$14.99	$19.40
NET ASSET VALUE TOTAL RETURN[5]	(17.08)%	(22.19)%	(3.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$51,513	$60,703	$85,377
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%[6]
Expenses, prior to expense reimbursements/waivers	1.61%	1.69%	2.24%[6]
Net investment income	0.53%	0.39%	0.11%[6]
Portfolio turnover rate	24%	23%	9%[8]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Less than $(0.005).
4	The realized and unrealized gain or loss on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions and/or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
5	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
6	Annualized.
7	Less than (0.005)%
8	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 101

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Small Cap ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period July 7, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$14.39	$19.29	$20.00
Investment operations:
Net investment income (loss)[2]	0.10	0.14	(0.01)
Net realized and unrealized loss on investments and foreign currency translations	(1.94)	(4.88)	(0.68)
Total from investment operations	(1.84)	(4.74)	(0.69)
Distributions to shareholders:
Net investment income	(0.10)	(0.16)	(0.02)
Return of Capital	(—)[7]	—	—
Total Distribution	(0.10)	(0.16)	(0.02)
Net asset value, end of period	$12.45	$14.39	$19.29
NET ASSET VALUE TOTAL RETURN[3]	(12.87)%	(24.33)%	(3.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$21,163	$26,616	$34,729
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.90%[4,5]
Expenses, prior to expense reimbursements/waivers	2.09%	2.26%	3.12%[4]
Net investment income (loss)	0.76%	0.84%	(0.06)%[4]
Portfolio turnover rate	43%	125%	1%[6]

EGShares Industrials GEMS ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$18.78	$20.00
Investment operations:
Net investment income[2]	0.16	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	1.71	(1.27)
Total from investment operations	1.87	(1.18)
Distributions to shareholders:
Net investment income	(0.19)	(0.04)
Net asset value, end of period	$20.46	$18.78
NET ASSET VALUE TOTAL RETURN[3]	10.00%	(5.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,069	$1,878
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	5.80%	7.37%[4]
Net investment income	0.85%	0.61%[4]
Portfolio turnover rate	61%	70%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	The ratio includes 0.05% for the period ended March 31, 2011 attributed to interest expense.
6	Not annualized.
7	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

102 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Period August 4, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.09	$20.00
Investment operations:
Net investment income[2]	0.86	0.33
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.09)[3]	0.13
Total from investment operations	0.77	0.46
Distributions to shareholders:
Net investment income	(1.06)	(0.37)
Net asset value, end of period	$19.80	$20.09
NET ASSET VALUE TOTAL RETURN[4]	4.12%	2.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$89,122	$59,255
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers	1.43%	2.07%[5]
Net investment income	4.45%	2.62%[5]
Portfolio turnover rate	86%	45%[6]

EGShares Technology GEMS ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$18.88	$20.00
Investment operations:
Net investment income (loss)[2]	0.25	(0.02)
Net realized and unrealized loss on investments and foreign currency translations	(0.93)	(1.10)
Total from investment operations	(0.68)	(1.12)
Distributions to shareholders:
Net investment income	(0.35)	—
Net asset value, end of period	$17.85	$18.88
NET ASSET VALUE TOTAL RETURN[4]	(3.45)%	(5.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,678	$1,888
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers	8.37%	7.81%[5]
Net investment income (loss)	1.46%	(0.13)%[5]
Portfolio turnover rate	30%	21%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The realized and unrealized loss on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions and/or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
5	Annualized.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 103

Financial Highlights (concluded)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Telecom GEMS ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.21	$20.00
Investment operations:
Net investment income[2]	0.66	0.41
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.69)	0.013
Total from investment operations	(0.03)	0.42
Distributions to shareholders:
Net investment income	(0.62)	(0.21)
Net asset value, end of period	$19.56	$20.21
NET ASSET VALUE TOTAL RETURN[3]	(0.21)%	2.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,912	$3,032
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	4.29%	7.74%[4]
Net investment income	3.33%	2.73%[4]
Portfolio turnover rate	12%	18%[5]

EGShares Utilities GEMS ETF (Consolidated)

	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$18.59	$20.00
Investment operations:
Net investment income[2]	0.55	0.25
Net realized and unrealized loss on investments and foreign currency translations	(1.25)	(1.46)
Total from investment operations	(0.70)	(1.21)
Distributions to shareholders:
Net investment income	(0.29)	(0.20)
Net asset value, end of period	$17.60	$18.59
NET ASSET VALUE TOTAL RETURN[3]	(3.72)%	(5.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,520	$2,788
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.87%[4,6]
Expenses, prior to expense reimbursements/waivers	5.44%	7.08%[4]
Net investment income	3.13%	1.82%[4]
Portfolio turnover rate	36%	27%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	The ratio includes 0.02% for the period ended March 31, 2012 attributed to interest expense, which is outside the cap expense.

The accompanying notes are an integral part of these financial statements.

104 EGA Emerging Global Shares Trust

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of forty-five separate non-diversified series, each of which tracks an underlying index (each, an “Underlying Index”). As of the date of this report, only the following ETFs (each an “ETF” or “Fund” and collectively the “ETFs” or “Funds”) are being publicly offered:

Funds	Commencement of Operations
EGShares Basic Materials GEMS ETF (“Basic Materials ETF”)	June 23, 2011
EGShares Beyond BRICs ETF (“Beyond BRICs ETF”)	August 15, 2012
EGShares Brazil Infrastructure ETF (“Brazil Infrastructure ETF”)	February 24, 2010
EGShares China Infrastructure ETF (“China Infrastructure ETF”)	February 17, 2010
EGShares Consumer Goods GEMS ETF (“Consumer Goods ETF”)	June 23, 2011
EGShares Consumer Services GEMS ETF (“Consumer Services ETF”)	June 23, 2011
EGShares Emerging Markets Consumer ETF (“Consumer ETF”)	September 14, 2010
EGShares Emerging Markets Core ETF (“Core ETF”)	October 16, 2012
EGShares Emerging Markets Domestic Demand ETF (“Domestic Demand ETF”)	August 15, 2012
EGShares Emerging Markets Metals & Mining ETF (“Metals & Mining ETF”)	May 21, 2009
EGShares Energy GEMS ETF (“Energy ETF”)	May 21, 2009
EGShares Financials GEMS ETF (“Financials ETF”)	September 16, 2009
EGShares GEMS Composite ETF (“Composite ETF”)	July 22, 2009
EGShares Health Care GEMS ETF (“Health Care ETF”)	June 23, 2011
EGShares India Consumer ETF (“India Consumer ETF”)	August 10, 2011
EGShares India Infrastructure ETF (“India Infrastructure ETF”)	August 11, 2010
EGShares India Small Cap ETF (“India Small Cap ETF”)	July 7, 2010
EGShares Industrials GEMS ETF (“Industrials ETF”)	June 23, 2011
EGShares Low Volatility Emerging Markets Dividend ETF (“Low Volatility Dividend ETF”)	August 4, 2011
EGShares Technology GEMS ETF (“Technology ETF”)	June 23, 2011
EGShares Telecom GEMS ETF (“Telecom ETF”)	June 23, 2011
EGShares Utilities GEMS ETF (“Utilities ETF”)	June 23, 2011

The Basic Materials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM. The Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system.

The Beyond BRICs ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Beyond BRICs Index. The INDXX Beyond BRICs Index is comprised of 50 leading companies that INDXX, LLC determines to be representative of all industries in emerging market countries, excluding Brazil, Russia, India and China.

The Brazil Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index. The INDXX Brazil Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors.

The China Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index. The INDXX China Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors.

The Consumer Goods ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Consumer Services ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

EGA Emerging Global Shares Trust 105

Notes to Financial Statements (continued)

March 31, 2013

The Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry” and “Consumer Services Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Core ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index. The S&P Emerging Markets Core Index is comprised of 116 leading companies that S&P Dow Jones Indices determines to be representative of all industries in emerging market countries.

The Domestic Demand ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Markets Domestic Demand Index. The INDXX Emerging Markets Domestic Demand Index is comprised of a representative sample of 50 emerging markets companies in sectors that INDXX, LLC determines may have greater exposure to local markets than the MSCI Emerging Markets IndexSM.

The Metals & Mining ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM. The Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM is comprised of publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Energy ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM. The Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Financials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM. The Dow Jones Emerging Markets Financials Titans 30 IndexSM is comprised of publicly traded firms in the “Financials Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Composite ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM. The Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Health Care ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM. The Dow Jones Emerging Markets Health Care Titans 30 IndexSM is comprised of publicly traded firms in the “Health Care Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The India Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Consumer Index. The INDXX India Consumer Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s consumer sectors.

The India Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index. The INDXX India Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors.

The India Small Cap ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index. The INDXX India Small Cap Index is comprised of a representative sample of 75 emerging markets companies that INDXX, LLC determines to be representative of small capitalization companies domiciled in India.

The Industrials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM. The Dow Jones Emerging Markets Industrials Titans 30 IndexSM is comprised of publicly traded firms in the “Industrials Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Low Volatility Dividend ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index. The INDXX Emerging Market High Income Low Beta Index is comprised of a representative sample of 30 emerging markets companies that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the broad market benchmark indices of the local exchanges in which the component securities trade, which have also paid dividends consistently over the last three years.

106 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2013

The Technology ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM. The Dow Jones Emerging Markets Technology Titans 30 IndexSM is comprised of publicly traded firms in the “Technology Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Telecom ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM. The Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Utilities ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM. The Dow Jones Emerging Markets Utilities Titans 30 IndexSM is comprised of publicly traded firms in the “Utilities Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

2. CONSOLIDATION OF SUBSIDIARIES

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
Basic Materials ETF	EGShares Basic Materials Mauritius
Consumer Goods ETF	EGShares Consumer Goods Mauritius
Consumer ETF	EGShares Consumer Mauritius
Core ETF	EGShares Core Mauritius
Domestic Demand ETF	EGShares Domestic Demand Mauritius
Metals & Mining ETF	EGShares Metals & Mining Mauritius
Energy ETF	EGShares Energy Fund Mauritius
Financials ETF	EGShares Financials Fund Mauritius
Composite ETF	EGShares Composite Mauritius
Health Care ETF	EGShares Health Care Mauritius
India Consumer ETF	EGShares India Consumer Mauritius
India Infrastructure ETF	EGShares India Infrastructure Mauritius
India Small Cap ETF	EGShares India Small Cap Mauritius
Industrials ETF	EGShares Industrials Mauritius
Low Volatility Dividend ETF	EGShares Low Volatility Emerging Markets Dividend Mauritius
Technology ETF	EGShares Technology Mauritius
Telecom ETF	EGShares Telecom Mauritius
Utilities ETF	EGShares Utilities Mauritius

The Basic Materials ETF, Consumer Goods ETF, Consumer ETF, Core ETF, Domestic Demand ETF, Metals & Mining ETF, Energy ETF, Financials ETF, Composite ETF, Health Care ETF, Industrials ETF, Low Volatility Dividend ETF, Technology ETF, Telecom ETF and Utilities ETF may each invest its assets in a wholly owned subsidiary in Mauritius, which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

The India Consumer ETF, India Infrastructure ETF and India Small Cap ETF invest substantially all of their assets in wholly owned subsidiaries in Mauritius, which in turn invest at least 90% of their assets in Indian securities, and to some extent American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

By investing in a wholly owned subsidiary, the Basic Materials ETF, the Consumer Goods ETF, the Consumer ETF, the Core ETF, the Domestic Demand ETF, the Metals & Mining ETF, the Energy ETF, the Financials ETF, the Composite ETF, the Health Care ETF, the India Consumer ETF, the India Infrastructure ETF, the India Small Cap ETF, the Industrials ETF, the Low Volatility Dividend ETF, the Technology ETF, the Telecom ETF and the Utilities ETF each obtain benefits under the tax treaty between Mauritius and India. Each subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. Any change in the provisions of this treaty could result in the imposition of withholding and other taxes on these ETFs by authorities in India. This would reduce the return on investment and the return received by each ETF’s shareholders.

EGA Emerging Global Shares Trust 107

Notes to Financial Statements (continued)

March 31, 2013

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

Funds	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2013	% of ETF’s Total Net Assets at March 31, 2013
Basic Materials ETF	June 23, 2011	$271,934	7.4%
Consumer Goods ETF	June 23, 2011	329,148	13.6
Consumer ETF	September 14, 2010	87,929,767	9.9
Core ETF	October 16, 2012	540,680	13.0
Domestic Demand ETF	August 15, 2012	278,302	12.6
Metals & Mining ETF	September 19, 2011	788,072	9.3
Energy ETF	June 27, 2011	771,982	8.5
Financials ETF	June 27, 2011	201,779	4.6
Composite ETF	September 19, 2011	891,209	5.3
Health Care ETF	June 23, 2011	1,437,089	25.0
India Consumer ETF	August 10, 2011	6,639,909	100.1
India Infrastructure ETF	August 11, 2010	51,474,139	99.9
India Small Cap ETF	July 7, 2010	21,173,016	100.0
Industrials ETF	June 23, 2011	340,183	11.1
Low Volatility Dividend ETF	August 4, 2011	4,618,445	5.2
Technology ETF	June 23, 2011	511,769	19.1
Telecom ETF	June 23, 2011	167,264	4.3
Utilities ETF	June 23, 2011	413,011	11.7

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the ETFs.

Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Trust that have not yet occurred; however, the Trust expects any risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of an ETF is computed by dividing the value of the ETF’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Foreign equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded. U.S. listed equity securities and listed ADRs and GDRs are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. U.S. equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by management of the ETFs. Use of a rate different from the rate used by CME Group Index Services LLC or INDXX, LLC may adversely affect an ETF’s ability to track its Underlying Index.

108 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2013

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The ETFs do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The ETFs determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Federal Income Taxes

The Basic Materials ETF, Brazil Infrastructure ETF, China Infrastructure ETF, Consumer Goods ETF, Consumer Services ETF, Consumer ETF, Metals & Mining ETF, Energy ETF, Financials ETF, Composite ETF, Health Care ETF, India Consumer ETF, India Infrastructure ETF, India Small Cap ETF, Industrials ETF, Low Volatility Dividend ETF, Technology ETF, Telecom ETF and Utilities ETF have qualified and continue to qualify, and the Beyond BRICs ETF, Core ETF and Domestic Demand ETF intend to qualify, as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, an ETF will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually (quarterly for the Low Volatility Dividend ETF), and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the ETF will pay the applicable tax. An ETF may distribute such investment income and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the ETF. Distributions to shareholders are recorded on the ex-dividend date.

The ETFs are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the ETFs and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the ETFs to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2013, open federal and state income tax years include the tax years or periods ended March 31, 2010, March 31, 2011, March 31, 2012 and March 31, 2013. The ETFs have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The ETFs are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

EGA Emerging Global Shares Trust 109

Notes to Financial Statements (continued)

March 31, 2013

Expenses

Expenses of the Trust, which are directly identifiable to a specific ETF, are applied to that ETF. Expenses which are not readily identifiable to a specific ETF are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each ETF in the Trust.

Offering Expenses

Costs incurred in connection with the initial offering of the ETFs are being amortized over a 12-month period from inception of the ETF.

4. INVESTMENT RISKS

The ETFs are subject to emerging markets risk. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

The Basic Materials ETF concentrates its investments in industries to the same extent as the Basic Materials Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the basic materials industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

The Beyond BRICs ETF concentrates its investments in industries to the same extent as the Beyond BRICs Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Brazil Infrastructure ETF only invests in Brazilian securities. Its NAV will therefore be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries.

The China Infrastructure ETF only invests in Chinese securities. Its NAV will therefore be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries.

The Brazil Infrastructure ETF, China Infrastructure ETF, and India Infrastructure ETF concentrate their investments in industries to the same extent as their respective Underlying Indices, and as such, may be adversely affected by increased price volatility of securities in the infrastructure sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

The Consumer Goods ETF, Consumer Services ETF, Consumer ETF and India Consumer ETF concentrate their investments in industries to the same extent as their respective Underlying Indices, and as such, may be adversely affected by increased price volatility of securities in the consumer industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

The Core ETF concentrates its investments in industries to the same extent as the Core Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Domestic Demand ETF concentrates its investments in industries to the same extent as the Domestic Demand Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the consumer goods, consumer services, health care, telecommunications and utilities industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Metals & Mining ETF concentrates its investments in industries to the same extent as the Metals & Mining Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the metals and mining industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Securities of companies involved in metals and mining may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various basic resources.

The Energy ETF concentrates its investments in industries to the same extent as the Energy Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the oil and gas industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the oil and gas industry (including alternative energy suppliers) is related to worldwide energy prices, exploration, and production spending.

110 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2013

The Financials ETF concentrates its investments in industries to the same extent as the Financials Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the financial industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the financial industry are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain.

The GEM Composite ETF concentrates its investments in a particular industry or group of industries to approximately the same extent that the Composite Underlying Index is concentrated. The Composite Underlying Index is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries” as defined by the Industry Classification Benchmark (“ICB”) system.

The Health Care ETF concentrates its investments in industries to the same extent as the Health Care Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the health care industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the health care industry may be affected by extensive government regulation, restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.

The India Consumer ETF, India Infrastructure ETF and India Small Cap ETF only invest in Indian securities. Their NAVs will therefore be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries.

The India Small Cap ETF primarily invests in small capitalization companies, and as such, may be adversely affected by increased price volatility of securities in that capitalization.

The Industrials ETF concentrates its investments in industries to the same extent as the Industrials Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the industrials industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Government regulation, world events and economic conditions affect the performance of companies in the industrials industry.

The Low Volatility Emerging Market Dividend ETF concentrates its investments in industries to the same extent as the HILB Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Technology ETF concentrates its investments in industries to the same extent as the Technology Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the technology industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel.

The Telecom ETF concentrates its investments in industries to the same extent as the Telecom Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the telecommunications industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The global telecommunications market is characterized by increasing competition and government regulation.

The Utilities ETF concentrates its investments in industries to the same extent as the Utilities Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the utilities industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the utilities industry may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitation on rates charged to customers.

5. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc., (the “Distributor”) serves as the distributor of creation units (see Note 10) for the ETFs pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The ETFs have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the period ended March 31, 2013, no fees were paid by the ETFs under the Plan, and there are no current plans to impose these fees.

EGA Emerging Global Shares Trust 111

Notes to Financial Statements (continued)

March 31, 2013

6. FEDERAL INCOME TAX MATTERS

For the period ended March 31, 2013, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Basic Materials ETF	$4,584,431	$42,122	$(963,767)	$(921,645)
Beyond BRICs ETF	7,028,633	823,650	(196,498)	627,152
Brazil Infrastructure ETF	76,346,860	13,627,724	(10,772,500)	2,855,224
China Infrastructure ETF	15,118,191	918,697	(2,932,023)	(2,013,326)
Consumer Goods ETF	2,253,550	243,158	(64,741)	178,417
Consumer Services ETF	2,151,439	146,152	(133,332)	12,820
Consumer ETF	813,654,377	113,040,076	(42,742,176)	70,297,900
Core ETF	4,074,397	185,616	(98,897)	86,719
Domestic Demand ETF	1,963,153	300,100	(38,324)	261,776
Metals & Mining ETF	13,797,798	518,598	(5,814,281)	(5,295,683)
Energy ETF	10,982,055	395,927	(2,268,924)	(1,872,997)
Financials ETF	4,429,736	307,878	(403,627)	(95,749)
Composite ETF	17,952,739	1,457,477	(2,485,821)	(1,028,344)
Health Care ETF	5,417,421	481,237	(154,284)	326,953
India Consumer ETF	6,403,258	1,018,059	(788,363)	229,696
India Infrastructure ETF	75,797,594	31,799,889	(56,244,941)	(24,445,052)
India Small Cap ETF	24,005,383	12,314,575	(15,203,854)	(2,889,279)
Industrials ETF	3,061,197	212,100	(211,379)	721
Low Volatility Dividend ETF	84,275,711	8,071,600	(3,450,552)	4,621,048
Technology ETF	2,762,071	235,681	(313,953)	(78,272)
Telecom ETF	3,970,214	404,019	(484,279)	(80,260)
Utilities ETF	3,577,297	304,792	(375,536)	(70,744)

112 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2013

For the period ended March 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Basic Materials ETF	$6,828	$(169,312)	$(921,636)	$(1,084,120)
Beyond BRICs ETF	24,479	(8,697)	627,443	643,225
Brazil Infrastructure ETF	147,999	(9,414,233)	2,854,666	(6,411,568)
China Infrastructure ETF	—	(2,387,867)	(2,013,326)	(4,401,193)
Consumer Goods ETF	7,043	(10,095)	178,468	175,416
Consumer Services ETF	659	(23,399)	12,828	(9,912)
Consumer ETF	434,225	(5,107,849)	70,304,335	65,630,711
Core ETF	12,943	—	85,966	98,909
Domestic Demand ETF	7,977	(1,966)	261,823	267,834
Metals & Mining ETF	14,821	(2,134,230)	(5,295,855)	(7,415,264)
Energy ETF	1,787	(1,344,946)	(1,872,769)	(3,215,928)
Financials ETF	12,037	(116,688)	(95,882)	(200,533)
Composite ETF	51,762	(1,671,292)	(1,028,779)	(2,648,309)
Health Care ETF	1,551	(50,229)	326,987	278,309
India Consumer ETF	—	(322,687)	229,811	(92,876)
India Infrastructure ETF	—	(13,401,166)	(24,444,656)	(37,845,822)
India Small Cap ETF	—	(14,044,516)	(2,888,561)	(16,933,077)
Industrials ETF	21,189	(183,323)	785	(161,349)
Low Volatility Dividend ETF	560,079	(8,094,333)	4,621,480	(2,912,774)
Technology ETF	10,524	(162,904)	(78,266)	(230,646)
Telecom ETF	21,657	(57,010)	(80,063)	(115,416)
Utilities ETF	37,221	(120,560)	(70,736)	(154,075)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, unamortized organization costs, mark to market on Passive Foreign Investment Companies (“PFIC”) securities and deferral of post-October and December losses.

EGA Emerging Global Shares Trust 113

Notes to Financial Statements (continued)

March 31, 2013

For the period ended March 31, 2013, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Basic Materials ETF	$3,357	$627	$(3,984)
Beyond BRICs ETF	6,866	(995)	(5,871)
Brazil Infrastructure ETF	(413,077)	139,248	273,829
China Infrastructure ETF	261	97,866	(98,127)
Consumer Goods ETF	1,535	(183,946)	182,411
Consumer Services ETF	1,165	(151,357)	150,192
Consumer ETF	(461,984)	(6,513,948)	6,975,932
Core ETF	2,157	222	(2,379)
Domestic Demand ETF	(2,784)	(97,641)	100,425
Metals & Mining ETF	(4,620)	390,733	(386,113)
Energy ETF	(21,947)	(82,154)	104,101
Financials ETF	1,862	(85,297)	83,435
Composite ETF	(9,364)	(56,417)	65,781
Health Care ETF	1,465	(285,780)	284,315
India Consumer ETF	(43,306)	43,306	—
India Infrastructure ETF	342,909	(342,909)	—
India Small Cap ETF	26,114	(26,114)	—
Industrials ETF	38,013	(291,320)	253,307
Low Volatility Dividend ETF	1,225,867	(5,144,195)	3,918,328
Technology ETF	3,891	(11,000)	7,109
Telecom ETF	(458)	(37,197)	37,655
Utilities ETF	(6,120)	(43,960)	50,080

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind, PFIC sales adjustments, non-deductible offering costs, return of capital distributions and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

114 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2013

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the ETFs’ next taxable year. For the period ended March 31, 2013, the ETFs deferred to April 1, 2013 these losses of:

Funds	Late Year Ordinary Losses	Post October Capital Losses
Basic Materials ETF	$—	$85,174
Beyond BRICs ETF	—	8,697
Brazil Infrastructure ETF	219,309	513,854
China Infrastructure ETF	25,822	45,445
Consumer Goods ETF	—	5,732
Consumer Services ETF	—	—
Consumer ETF	29,057	—
Core ETF	—	—
Domestic Demand ETF	—	1,966
Metals & Mining ETF	—	335,077
Energy ETF	—	93,133
Financials ETF	—	20,912
Composite ETF	—	10,679
Health Care ETF	—	—
India Consumer ETF	44,096	244,068
India Infrastructure ETF	7,314	77,922
India Small Cap ETF	9,911	1,668,917
Industrials ETF	—	17,260
Low Volatility Dividend ETF	—	2,661,683
Technology ETF	—	16,186
Telecom ETF	—	4,792
Utilities ETF	—	6,446

At March 31, 2013, for federal income tax purposes, the following ETFs had capital loss carryforwards available to offset future capital gains:

	Carryforwards with No Expiration*		Carryforwards Expiring In
Funds	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Fiscal Year 2018	Fiscal Year 2019
Basic Materials ETF	$46,730	$37,408	$—	$—
Beyond BRICs ETF	—	—	—	—
Brazil Infrastructure ETF	4,895,069	3,786,001	—	—
China Infrastructure ETF	1,416,804	896,985	—	2,811
Consumer Goods ETF	4,363	—	—	—
Consumer Services ETF	12,224	11,174	—	—
Consumer ETF	1,372,030	3,706,762	—	—
Core ETF	—	—	—	—
Domestic Demand ETF	—	—	—	—
Metals & Mining ETF	526,070	776,113	26,475	423,874
Energy ETF	790,756	414,388	—	—
Financials ETF	44,695	37,921	—	—
Composite ETF	397,575	649,561	—	586,695
Health Care ETF	36,397	13,832	—	—
India Consumer ETF	34,523	—	—	—
India Infrastructure ETF	5,720,686	7,595,244	—	—
India Small Cap ETF	4,473,655	7,892,033	—	—
Industrials ETF	157,255	8,808	—	—
Low Volatility Dividend ETF	4,230,678	401,963	—	—
Technology ETF	113,818	32,900	—	—
Telecom ETF	37,373	14,845	—	—
Utilities ETF	101,713	12,401	—	—

*	Capital loss carryforwards for tax years beginning after December 22, 2010 do not expire and are carried forward in character.
EGA Emerging Global Shares Trust 115

Notes to Financial Statements (continued)

March 31, 2013

The tax character of distributions paid during the periods ended March 31, 2013 and March 31, 2012 were as follows:

	Period Ended March 31, 2013			Period Ended March 31, 2012
Funds	Distributions Paid from Ordinary Income	Distributions Paid from Long Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income	Distributions Paid from Long Term Capital Gains	Distributions Paid from Return of Capital
Basic Materials ETF	$60,948	$—	$—	$15,017	$—	$—
Beyond BRICs ETF	37,506	—	—	—	—	—
Brazil Infrastructure ETF	3,009,024	—	—	3,135,584	—	—
China Infrastructure ETF	154,518	—	—	324,416	—	—
Consumer Goods ETF	23,469	—	—	11,203	—	—
Consumer Services ETF	6,933	—	—	1,186	—	—
Consumer ETF	2,930,218	—	—	1,634,800	—	—
Core ETF	4,026	—	—	—	—	—
Domestic Demand ETF	8,302	—	—	—	—	—
Metals & Mining ETF	299,796	—	—	532,215	—	—
Energy ETF	200,778	—	—	309,030	—	—
Financials ETF	82,898	—	—	52,077	—	—
Composite ETF	242,214	—	—	312,176	—	—
Health Care ETF	7,726	—	—	1,891	—	—
India Consumer ETF	—	—	—	—	—	—
India Infrastructure ETF	741,080	—	—	344,824	—	—
India Small Cap ETF	165,603	—	8,562	254,107	—	—
Industrials ETF	38,792	—	—	1,831	—	—
Low Volatility Dividend ETF	4,409,451	—	—	659,822	—	—
Technology ETF	17,448	—	—	—	—	—
Telecom ETF	123,602	—	—	10,536	—	—
Utilities ETF	57,510	—	—	9,988	—	—

7. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the ETFs’ investments. These inputs are summarized in three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the ETFs’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The ETFs have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

116 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of March 31, 2013 in valuing the ETFs’ assets and liabilities carried at fair value:

	Quoted Prices in Active Markets (Level 1)	Other Significant Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Funds	Common Stocks	Common Stocks
Basic Materials ETF*	$3,662,786	$—	$—	$3,662,786
Beyond BRICs ETF*	7,655,785	—	—	7,655,785
Brazil Infrastructure ETF**	79,202,084	—	—	79,202,084
China Infrastructure ETF**	13,104,865	—	—	13,104,865
Consumer Goods ETF*	2,431,967	—	—	2,431,967
Consumer Services ETF*	2,164,259	—	—	2,164,259
Consumer ETF*	883,952,277	—	—	883,952,277
Core ETF*	4,161,116	—	—	4,161,116
Domestic Demand ETF*	2,224,929	—	—	2,224,929
Metals & Mining ETF*	8,502,115	—	—	8,502,115
Energy ETF*	9,109,058	—	—	9,109,058
Financials ETF*	4,333,987	—	—	4,333,987
Composite ETF*	16,924,395	—	—	16,924,395
Health Care ETF*	5,744,374	—	—	5,744,374
India Consumer ETF**	6,632,954	—	—	6,632,954
India Infrastructure ETF**	51,352,542	—	—	51,352,542
India Small Cap ETF**	20,984,197	—	131,907	21,116,104
Industrials ETF*	3,061,918	—	—	3,061,918
Low Volatility Dividend ETF*	88,896,759	—	—	88,896,759
Technology ETF*	2,683,799	—	—	2,683,799
Telecom ETF*	3,889,954	—	—	3,889,954
Utilities ETF*	3,506,553	—	—	3,506,553

*	Please refer to the schedule/consolidated schedule of investments to view securities segregated by country.
**	Please refer to the schedule/consolidated schedule of investments to view securities segregated by industry type.

Reconciliation of the investment in which significant unobservable inputs (Level 3) were used in determining the fair value during the year ended March 31, 2013:

Common Stocks
India Small Cap ETF	Chemicals
Balance as of March 31, 2012	$191,480
Realized gain (loss)[1]	—
Change in unrealized depreciation[2]	(59,573)
Purchases	—
Sales	—
Transfers into Level 3[3]	—
Transfers out of Level 3[4]	—
Balance as of March 31, 2013	$131,907
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2013 is:	$(59,573)

1	This amount is included in net realized gain (loss) from investment transactions in the Statement of Operations.
2	This amount is included in the net change in unrealized appreciation (depreciation) from investment transactions in the Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
3	Transfers into Level 3 are as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
4	Transfers out of Level 3 are as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

To estimate fair value, the Trust’s Valuation Committee (the “Committee”) followed procedures established by the Board. The significant inputs for the valuation methodology for the India Small Cap ETF, after consideration of quantitative and fundamental factors, were comparable benchmark performance and an illiquidity discount.

EGA Emerging Global Shares Trust 117

Notes to Financial Statements (continued)

March 31, 2013

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) Emerging Global Advisors, LLC (“EGA”) believes that the values available are unreliable. The Committee performs certain functions as they relate to the administration and oversight of the Funds’ valuation procedures. Under these procedures, the Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

In determining fair valuations, inputs may include market-based analytics, which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Discounts may be applied based on the nature or duration of any restrictions on the disposition of the investments. The Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The following is a summary of the significant unobservable inputs used as of March 31, 2013 in valuing Level 3 securities:

India Small Cap ETF	Fair Value	Valuation Technique	Unobservable Input	Value of Unobservable Inputs
Investments in Securities
Common Stocks
Chemicals	$131,907	Adjustment to market	Illiquidity	33.3%
		based on comparable	Discount
		benchmark performance
		and illiquidity discount

Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in the comparable benchmark may result in a corresponding increase (decrease) in fair value. A significant increase (decrease) in the illiquidity discount may result in a corresponding decrease (increase) in fair value.

8. INVESTMENT TRANSACTIONS

The table below displays each ETF’s investment transactions during the periods ended March 31, 2013. The Purchases column represents the aggregate purchases of investments excluding cost of in-kind purchases and short-term investments. The Sales column represents the aggregate sales of investments excluding proceeds from in-kind sales and short-term investments. Purchases In-Kind are the aggregate of all in-kind purchases and Sales In-Kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Basic Materials ETF	$1,255,224	$972,410	$6,171,414	$3,611,953
Beyond BRICs ETF	5,355,136	64,263	1,746,430	—
Brazil Infrastructure ETF	23,219,392	22,747,436	—	—
China Infrastructure ETF	2,301,976	2,314,614	2,451,053	2,069,190
Consumer Goods ETF	756,220	468,025	1,720,494	956,816
Consumer Services ETF	787,827	571,382	1,671,314	950,033
Consumer ETF	159,434,474	39,105,977	349,991,832	28,954,966
Core ETF	1,141,920	81,199	3,008,844	1,204
Domestic Demand ETF	6,120,315	1,653,635	—	2,608,361
Metals & Mining ETF	1,654,765	1,961,176	22,052	2,421,322
Energy ETF	1,574,181	1,668,728	2,146,764	3,284,852
Financials ETF	751,283	789,681	2,605,880	2,745,029
Composite ETF	1,771,674	1,430,569	3,375,247	245,243
Health Care ETF	1,793,493	822,780	3,935,631	1,690,056
India Consumer ETF	6,595,360	1,755,812	—	—
India Infrastructure ETF	15,011,746	13,055,322	—	—
India Small Cap ETF	9,959,905	11,855,413	—	—
Industrials ETF	1,803,337	1,528,516	3,404,015	2,805,723
Low Volatility Dividend ETF	79,500,631	63,549,040	47,283,752	35,515,754
Technology ETF	762,630	540,087	1,465,082	750,656
Telecom ETF	703,893	469,844	955,568	219,982
Utilities ETF	1,318,186	1,008,610	1,920,010	1,317,033

118 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2013

9. INVESTMENT ADVISORY AND OTHER AGREEMENTS

For the period from April 1, 2012 through February 28, 2013, the Trust (except for Core ETF) operated under an Investment Advisory Agreement (the “Advisory Agreement”) with ALPS Advisors, Inc. (“ALPS”). ALPS acted as the ETFs’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the ETFs. Pursuant to the Advisory Agreement, ALPS had overall supervisory responsibility for the general management and investment of each ETF’s securities portfolio, and had ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-adviser. For its services, the Trust paid ALPS an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month. The annual management fee for the following ETFs consisted of the greater of $400,000 or 0.10% of each ETF’s average daily net assets during the month, but not to exceed $1,000,000 per year:

Basic Materials ETF	Brazil Infrastructure ETF
China Infrastructure ETF	Consumer ETF
Metals & Mining ETF	Energy ETF
Financials ETF	Composite ETF
Health Care ETF	India Infrastructure ETF
India Small Cap ETF	Industrials ETF

In addition, the annual management fee for the ETFs listed below consisted of the greater of $400,000 plus $33,333 per ETF minus any management fees paid to ALPS by the ETFs detailed above, or 0.10% of the average daily net assets of each ETF listed below, but not to exceed annually $1,000,000 plus $83,333 for each ETF minus any management fees paid to the Adviser by the ETFs detailed above:

Beyond BRICs ETF	Consumer Goods ETF
Consumer Services ETF	Domestic Demand ETF
India Consumer ETF	Low Volatility Dividend ETF
Technology ETF	Telecom ETF
Utilities ETF

For the period from April 1, 2012 through February 28, 2013, EGA served as the sub-adviser to the ETFs (except for Core ETF) and provided investment advice and management services to the ETFs. EGA supervised the day-to-day investment and reinvestment of the assets in each ETF and was responsible for designating the Deposit Securities and for monitoring each ETF’s adherence to its investment mandate. For its investment sub-advisory services, EGA received from the ETFs an annual fee equal to 0.75% of the average daily net assets of Composite ETF, 0.89% of average daily net assets of India Consumer ETF and 0.85% of the average daily net assets of each of the other ETFs, except for Core ETF. For Core ETF, EGA served as the sole investment advisor from inception through March 31, 2013 and provided investment advice and management services to the ETF. EGA received from Core ETF an annual fee equal to 0.70% of the average daily net assets of Core ETF.

The Trust and EGA had entered into a written fee waiver and expense reimbursement agreement pursuant to which EGA agreed to reduce and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each ETF (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding 0.85% of average daily net assets (0.70% for Core ETF, 0.75% for Composite ETF and 0.89% for India Consumer ETF) at least until July 31, 2013. Under this fee waiver and expense assumption agreement, EGA retained the right to seek reimbursement from each ETF of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, and provided such reimbursement does not cause an ETF to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses assumed.

Effective April 1, 2013, EGA replaced the current fee and expense structure with a unified fee (“Unified Fee”) for all of the series of the Trust, (see Note 13).

EGA Emerging Global Shares Trust 119

Notes to Financial Statements (continued)

March 31, 2013

The amounts EGA reimbursed, the amounts available for potential future recoupment by EGA and the expiration schedule at March 31, 2013 are as follows:

	Expenses Reimbursed/Waived	Potential Recoupment Amounts Expiring			Total Potential Recoupment Amount
Funds		March 31, 2014	March 31, 2015	March 31, 2016
Basic Materials ETF	$124,773	$—	$64,900	$124,773	$189,673
Beyond BRICs ETF	69,367	—	—	69,367	69,367
Brazil Infrastructure ETF	509,458	478,083	504,255	509,458	1,491,796
China Infrastructure ETF	190,413	247,399	194,340	190,413	632,152
Consumer Goods ETF	130,872	—	76,800	130,872	207,672
Consumer Services ETF	91,687	—	47,875	91,687	139,562
Consumer ETF	2,076,610	403,405	1,195,954	2,076,610	3,675,969
Core ETF	106,195	—	—	106,195	106,195
Domestic Demand ETF	69,022	—	—	69,022	69,022
Metals & Mining ETF	216,583	301,755	251,382	216,583	769,720
Energy ETF	211,609	202,602	249,227	211,609	663,438
Financials ETF	200,475	207,810	191,473	200,475	599,758
Composite ETF	236,341	355,407	252,669	236,341	844,417
Health Care ETF	131,889	—	70,782	131,889	202,671
India Consumer ETF	118,527	—	98,710	118,527	217,237
India Infrastructure ETF	416,566	381,030	577,187	416,566	1,374,783
India Small Cap ETF	290,870	356,162	399,568	290,870	1,046,600
Industrials ETF	131,361	—	69,310	131,361	200,671
Low Volatility Dividend ETF	425,833	—	189,604	425,833	615,437
Technology ETF	124,253	—	71,813	124,253	196,066
Telecom ETF	134,659	—	70,518	134,659	205,177
Utilities ETF	130,258	—	74,475	130,258	204,733

Effective March 1, 2013, EGA became the sole investment adviser to all of the series in the Trust (except for Core ETF, where EGA had been sole investment adviser since inception on October 16, 2012). On February 28, 2013, the Board of Trustees for the Trust accepted the resignation of ALPS as investment adviser to certain series of the Trust. In its capacity as sole investment adviser to the Funds, EGA will continue to provide the services and receive the compensation set forth under its existing sub-advisory agreement with the Trust.

The Bank of New York Mellon serves as the ETFs’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

For the period from April 1, 2012 through February 28, 2013, ALPS Fund Services, Inc. (“AFS”), an affiliate of ALPS and the Distributor, provided a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. AFS also provided a Principal Financial Officer to the Trust under a PFO Services Agreement. As compensation for the foregoing services, AFS received certain out of pocket costs, which were accrued daily and paid monthly by the ETFs. Effective March 1, 2013, the Board appointed an officer of EGA to serve as Principal Financial Officer to the Trust.

Effective as of March 1, 2013, EGA and AFS amended the Compliance Services Agreement. AFS will continue to provide a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions. As compensation for the foregoing services, AFS will receive certain out of pocket costs and fixed fees, which will be accrued for by the Trust and paid for by EGA under the written fee waiver and expense reimbursement agreement. Commencing April 1, 2013, such fees will be paid by EGA out of the Unified Fee (defined below).

120 EGA Emerging Global Shares Trust

Notes to Financial Statements (concluded)

March 31, 2013

10. CREATION AND REDEMPTION TRANSACTIONS

The ETFs issue and redeem shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of an ETF.

Only “Authorized Participants” may purchase or redeem shares directly from an ETF. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Except as discussed below, the consideration for the purchase of Creation Units of an ETF generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a representation of the corresponding Underlying Index and an amount of cash. The consideration for the purchase of Creation Units of the Brazil Infrastructure ETF, India Consumer ETF, India Infrastructure ETF and India Small Cap ETF consists solely of cash in U.S. dollars. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant ETF for brokerage and market impact expenses relating to investing in portfolio securities. This charge is either debited or credited to Paid-in Capital.

11. TRUSTEES’ AND OFFICERS’ FEES

The Trust compensates each Trustee who is not an employee of ALPS, EGA or its affiliates. The interested Trustees do not receive any compensation from the Trust for serving as Trustees. No officer of the Trust who is also an officer or employee of EGA receives any compensation from the Trust for services to the Trust. Compensation by the Trust for services provided by the Chief Compliance Officer, Anti-Money Laundering Officer and Principal Financial Officer was paid by EGA pursuant to the written fee waiver and expense reimbursement agreement. Therefore, net remuneration paid by the Funds to officers of the Trust for the fiscal year ended March 31, 2013 is $0.

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 rerequires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

On January 31, 2013, FASB issued Accounting Standards Update No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging)’ (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions. The disclosures are required irrespective of whether the transactions are offset in the statement of assets and liabilities. The effective date and transition of the disclosure requirements in ASU 2011-11 remain unchanged. At this time, management is evaluating the implications of ASU 2013-01 and its impact on the Trust’s financial statements.

13. SUBSEQUENT EVENTS

The ETFs have evaluated subsequent events through the date of issuance of this report, and have determined that there are no material events (except as described below) that impacted the ETFs’ financial statements.

Effective April 1, 2013, EGA replaced the current fee and expense structure with a Unified Fee for all of the series of the Trust. Under the Unified Fee, EGA took on the contractual obligation to pay all ordinary operating expenses of the ETFs without any increase in EGA’s advisory fee. The ETFs were currently obligated to pay these expenses through March 31, 2013, although EGA, as noted above, had entered into annual voluntary expense waiver and reimbursement agreements that capped an ETF’s ordinary operating expenses at the same rate as EGA’s advisory fee. Under the Unified Fee, EGA pays all of the expenses of each series of the Trust, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series’ 12b-1 plan (if ever implemented), brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

Effective July 1, 2013, the advisory fee for Consumer ETF will change from 0.85% of the average daily net assets to the following tiered structure: 0.85% of average daily net assets up to $1 billion; 0.75% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily next assets over and above $2 billion.

EGA Emerging Global Shares Trust 121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of EGA Emerging Global Shares Trust

We have audited the accompanying statements of assets and liabilities of EGShares Beyond BRICs ETF, EGShares Brazil Infrastructure ETF, EGShares China Infrastructure ETF and EGShares Consumer Services GEMS ETF, each a series of shares of beneficial interest of EGA Emerging Global Shares Trust, including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year or periods then ended, and the statements of changes in net assets and financial highlights for each of the respective years or periods presented. We have also audited the accompanying consolidated statements of assets and liabilities of EGShares Basic Materials GEMS ETF, EGShares Consumer Goods GEMS ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares Emerging Markets Metals & Mining ETF, EGShares Energy GEMS ETF, EGShares Financials GEMS ETF, EGShares GEMS Composite ETF, EGShares Health Care GEMS ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF, EGShares India Small Cap ETF, EGShares Industrials GEMS ETF, EGShares Low Volatility Emerging Markets Dividend ETF, EGShares Technology GEMS ETF, EGShares Telecom GEMS ETF and EGShares Utilities GEMS ETF, each a series of shares of beneficial interest of EGA Emerging Global Shares Trust, including the consolidated schedules of investments, as of March 31, 2013, and the related consolidated statements of operations for the year or periods then ended, and the consolidated statements of changes in net assets and consolidated financial highlights for each of the respective years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EGShares Basic Materials GEMS ETF, EGShares Beyond BRICs ETF, EGShares Brazil Infrastructure ETF, EGShares China Infrastructure ETF, EGShares Consumer Goods GEMS ETF, EGShares Consumer Services GEMS ETF, EGShares Emerging Markets Consumer ETF, EGShares Emerging Markets Core ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares Emerging Markets Metals & Mining ETF, EGShares Energy GEMS ETF, EGShares Financials GEMS ETF, EGShares GEMS Composite ETF, EGShares Health Care GEMS ETF, EGShares India Consumer ETF, EGShares India Infrastructure ETF, EGShares India Small Cap ETF, EGShares Industrials GEMS ETF, EGShares Low Volatility Emerging Markets Dividend ETF, EGShares Technology GEMS ETF, EGShares Telecom GEMS ETF and EGShares Utilities GEMS ETF as of March 31, 2013, and the results of their operations for the year or periods then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2013

122 EGA Emerging Global Shares Trust

Federal Income Tax Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
EGShares Basic Materials GEMS ETF	0.00%	100.00%
EGShares Beyond BRICs ETF	0.00%	100.00%
EGShares Brazil Infrastructure ETF	0.00%	8.53%
EGShares China Infrastructure ETF	0.00%	64.89%
EGShares Consumer Goods GEMS ETF	0.00%	100.00%
EGShares Consumer Services GEMS ETF	0.00%	100.00%
EGShares Emerging Markets Consumer ETF	0.00%	100.00%
EGShares Emerging Markets Core ETF	0.00%	100.00%
EGShares Emerging Markets Domestic Demand ETF	0.00%	100.00%
EGShares Emerging Markets Metals & Mining ETF	0.00%	100.00%
EGShares Energy GEMS ETF	0.00%	98.89%
EGShares Financials GEMS ETF	0.00%	100.00%
EGShares GEMS Composite ETF	0.00%	100.00%
EGShares Health Care GEMS ETF	0.00%	100.00%
EGShares India Consumer ETF	0.00%	0.00%
EGShares India Infrastructure ETF	0.00%	100.00%
EGShares India Small Cap ETF	0.00%	100.00%
EGShares Industrials GEMS ETF	0.00%	100.00%
EGShares Low Volatility Emerging Markets Dividend ETF	0.00%	100.00%
EGShares Technology GEMS ETF	0.00%	50.60%
EGShares Telecom GEMS ETF	0.00%	76.61%
EGShares Utilities GEMS ETF	0.00%	100.00%

EGA Emerging Global Shares Trust 123

Board Review and Approval of Advisory Contracts (Unaudited)

At the February 28, 2013 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”), the Board accepted the resignation of ALPS Advisors, Inc. (“ALPS Advisors”), as investment adviser to certain series of the Trust, effective March 1, 2013, and appointed Emerging Global Advisors, LLC (“EGA”), the sub-adviser to each of these series, to serve as investment adviser effective March 1, 2013. As a result, as of March 1, 2013, EGA serves as investment adviser to all of the series of the Trust (each, a “Fund” and, collectively, the “Funds”).

At the Meeting, the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Independent Trustees”), approved the investment advisory agreements (collectively, the “Advisory Agreement”) between EGA and the Trust with respect to each Fund, for the period March 1, 2013 until February 28, 2014. The Advisory Agreement added a fee structure whereby EGA is obligated to pay all of the ordinary operating expenses of each Fund (the “Unified Fee”).

In connection with considering approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Advisory Agreement with EGA and any amendments thereto; (ii) information describing the nature, quality, and extent of the services that EGA currently provides, and will provide, to the Funds, and the fees that EGA charges for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; (v) a memorandum from Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Trust and EGA, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act; (vi) a no-action letter from the Division of Investment Management (the “Division”) of the U.S. Securities and Exchange Commission (the “Commission”) that the Division would not recommend enforcement action to the Commission if the Trust and EGA made certain non-material changes to the Advisory Agreement to reflect the resignation of ALPS Advisors, and also adopted the Unified Fee, without obtaining approval from the shareholders of the Trust; and (vii) an opinion of counsel from Stradley Ronon on the approval requirements for the Advisory Agreement. In addition, the Board considered data compiled by ETF Database, an independent data provider, comparing the advisory fees and expenses of the Funds with fees and expenses of other ETFs with similar investment objectives and policies. The Board, including the Independent Trustees, concluded that the ETF Database report was useful and reliable for the purpose of reviewing the Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that the Board deemed relevant, including: the nature, quality, and extent of the services provided, and to be provided, to each Fund by EGA; the personnel and operations of EGA; the profitability to EGA under the Advisory Agreement; any “fall-out” benefits to EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each Fund:

(a) The nature, extent, and quality of services provided to each Fund by EGA. The Board reviewed the services that EGA has provided, and is expected to provide, for each Fund. In connection with the advisory services provided to each Fund, the Board noted the significant responsibilities that EGA currently has, and will have as the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; management of intermediate Mauritius Companies for those Funds with significant investments in India; and oversight of general portfolio compliance with relevant law. The Board noted that it had reviewed and considered most, if not all, of these items at its meetings throughout the course of the year.

The Board reviewed EGA’s experience, resources, strengths and its prior performance as an adviser and sub-adviser to the Funds. Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services provided.

The Board compared both the services rendered and the fees paid pursuant to the Advisory Agreements for each Fund that is currently listed for trading on an exchange (the “Operational Funds”) to contracts of other registered investment advisers providing services to similar ETFs. In particular, the Board compared each Fund’s advisory fee and expense ratio to the advisory fees and expense ratios of other ETFs considered to be in such Fund’s peer group, as chosen by ETF Database for periods that the Funds were in operation through December 31, 2012. The Board noted that most Funds’ management fees and expenses (after giving effect to the resignation of ALPS Advisors and the proposed Unified Fee) were within the median to maximum of the range of each Fund’s respective peer group. The Board also noted that some of the Funds had been in operation for less than one year.

124 EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited) (continued)

The Board noted that the actual advisory fees of the EGShares GEMS Composite ETF, EGShares Emerging Markets Core ETF, EGShares China Infrastructure ETF, EGShares Beyond BRICS ETF, EGShares India Small Cap ETF and EGShares India Infrastructure ETF were between the median and the maximum range of fees charged by other funds in each Fund’s peer group. The Board also noted that the total expenses (including under the proposed Unified Fee) of these Funds were between the median and the maximum range of total expenses of other funds in each Fund’s respective peer group.

The Board noted that the actual advisory fee of the EGShares Low Volatility Emerging Markets Dividend ETF and EGShares India Consumer ETF were above the maximum range of fees charged by other funds in each Fund’s peer group. The Board also noted that the total expenses (including under the proposed Unified Fee) of the Funds were between the median and the maximum range of total expenses of other funds in each Fund’s respective peer group.

The Board noted that the actual advisory fee for each of the EGShares Basic Materials GEMS ETF, EGShares Consumer Goods GEMS ETF, EGShares Consumer Services GEMS ETF, EGShares Energy GEMS ETF, EGShares Financials GEMS ETF, EGShares Health Care GEMS ETF, EGShares Industrials GEMS ETF, EGShares Technology GEMS ETF, EGShares Telecom GEMS ETF, EGShares Utilities GEMS ETF, EGShares Emerging Markets Metals & Mining ETF, EGShares Emerging Markets Consumer ETF, EGShares Brazil Infrastructure ETF and Emerging Markets Domestic Demand ETF was above the maximum range of fees charged by other funds in each Fund’s peer group. The Board also noted that the total expenses (including under the proposed Unified Fee) of the Funds were above the maximum range of total expenses of other funds in each Fund’s respective peer group.

The Board considered the appropriateness of the investment advisory fees and expense ratios of the Funds compared to the fees and expenses of the ETFs in the peer groups selected by ETF Database. The Board received information regarding the costs, including operational costs, and profitability of EGA in connection with its serving as adviser to each Fund. The Board also received information regarding the additional costs of operating the EGShares Energy GEMS ETF, EGShares Financials GEMS ETF, EGShares Basic Materials GEMS ETF, EGShares Consumer Goods GEMS ETF, EGShares Telecom GEMS ETF, EGShares Health Care GEMS ETF, EGShares Technology GEMS ETF, EGShares Industrials GEMS ETF, EGShares Utilities GEMS ETF, EGShares India Consumer ETF and EGShares Low Volatility Emerging Markets Dividend ETF, each of which invests in a related Mauritius Company in order to invest directly in Indian companies, which resulted in higher expenses for those Funds. The Board noted EGA’s assumption of the contractual obligation to limit each Fund’s expenses through the Unified Fee, which cannot be changed without shareholder approval. The Board noted that, prior to EGA’s adoption of the Unified Fee, each Fund’s expense ratio had been capped by EGA through voluntary expense waivers and reimbursements, which EGA had voluntarily renewed each year.

After comparing each Fund’s fees and expenses with those of other funds in each Fund’s peer group, including for those Funds whose fees and expenses were at or above the maximum range compared to their peer groups, and in light of the nature, quality, and extent of services provided by EGA and the costs incurred by EGA in rendering those services and absorbing the Funds’ ordinary operating expenses, the Board concluded that the fees paid to EGA with respect to each Fund were fair and reasonable.

(c) EGA’s profitability and the extent to which economies of scale were realized as each Fund grew and whether fee levels reflect such economies of scale. With respect to each Operational Fund, the Board received information and reviewed EGA’s profitability and/or the extent to which EGA supported each Operational Fund’s net expense ratio. The Board then considered economies of scale and the asset level of each Fund. EGA informed the Board that the Funds were not yet at a sufficient size to be experiencing economies of scale, and that EGA would consider addressing economies of scale when assets under management reached appropriate levels. The Board received information regarding EGA’s financial condition and reviewed EGA’s financial statements. The Board concluded that EGA’s overall profitability with respect to the Operational Funds was reasonable and consistent with the level of services that EGA provides to the Funds.

(d) Investment performance of EGA. The Board considered the investment performance of the Operational Funds, including tracking error. In particular, the Board considered the investment performance of the Operational Funds relative to their stated objective to seek investment results that correspond (before fees and expenses) to the price and yield performance of their applicable underlying index, and EGA’s success in reaching each Fund’s objectives. The Board considered each Fund’s investment performance compared to the underlying index that is referenced in each Fund’s investment objective. Consideration was given to tracking error data provided to the Board throughout the year by ALPS Advisors and EGA. The Board noted that some of the Funds had been in operation for less than one year.

The Board noted that the tracking error for EGShares GEMS Composite ETF ranged from –0.60% to 0.40% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Beyond BRICs ETF ranged from 0.51% to 0.80% for each of the third and fourth quarters of 2012.

The Board noted that the tracking error for EGShares Emerging Markets Brazil Infrastructure ETF ranged from –0.48% to 0.49% for each of the four quarters of 2012.

EGA Emerging Global Shares Trust 125

Board Review and Approval of Advisory Contracts (Unaudited) (concluded)

The Board noted that the tracking error for EGShares Emerging Markets China Infrastructure ETF ranged from –0.74% to 0.36% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Emerging Markets Consumer ETF ranged from –0.09% to 0.54% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Emerging Markets Core ETF ranged from 0.53% to 0.73% for the fourth quarter of 2012.

The Board noted that the tracking error for EGShares Domestic Demand ETF ranged from 0.50% to 0.90% for each of the third and fourth quarters of 2012.

The Board noted that the tracking error for EGShares Emerging Markets Metals & Mining ETF ranged from –0.30% to 0.30% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Financials GEMS ETF ranged from –0.74% to 0.19% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Consumer Goods GEMS ETF ranged from –0.38% to 0.26% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Health Care GEMS ETF ranged from –0.55% to 0.62% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Low Volatility Emerging Markets Dividend ETF ranged from –0.28% to 0.82% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Industrials GEMS ETF ranged from –0.65% to 0.30% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares India Consumer ETF ranged from –0.05% to 1.49% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Emerging Markets India Infrastructure ETF ranged from –0.69% to 0.12% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Basic Materials GEMS ETF ranged from –0.18% to 1.17% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Energy GEMS ETF ranged from –0.33% to 0.12% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Technology GEMS ETF ranged from –0.40% to 0.75% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Emerging Markets India Small Cap ETF ranged from –0.69% to 1.31% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Telecom GEMS ETF ranged from –0.40% to 1.47% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Utilities GEMS ETF ranged from –0.42% to 0.09% for each of the four quarters of 2012.

The Board noted that the tracking error for EGShares Consumer Services GEMS ETF ranged from –0.62% to 0.08% for each of the four quarters of 2012.

The Board was informed that comparative data on tracking errors of other ETFs was not readily available. The Board noted, however, that the tracking error of the Funds was generally within 1%, with only a small number of temporary exceptions, which EGA believed was consistent with industry standards. The Board also received and considered information about the premium/discount history of the Funds, which illustrated the number of times that the market price of the Funds trading on the secondary market closed above or below the NAV of the Funds, and by how much, measured in basis points.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the Unified Fee and other reports that the Board had received and reviewed throughout the year, the Board concluded that the advisory fees and total expense ratios were reasonable in relation to the services provided, and to be provided, by EGA to each Fund, as well as the costs incurred and benefits gained by EGA in providing such services. As a result, the Board determined that the approval of the Advisory Agreement with EGA was in the best interest of each Fund and their shareholders.

126 EGA Emerging Global Shares Trust

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 171 East Ridgewood Ave., Ridgewood, NJ 07450. The Statement of Additional Information includes additional information about Fund Trustee and is available, without charge, upon request at 171 East Ridgewood Ave., Ridgewood, NJ 07450.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January, 2008; Lehman Brothers, Inc., Managing Director, Equity Research Department, January 2004 to January 2008.	45	Daxor Corp. (Medical Products and Biotechnology), since 2004.

Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008; UBS Wealth Management, Chief Administrative Officer, February 1971 to December 2008.	45	None

Jeffrey D. Haroldson, 1957	Trustee	Since 2009	HDG Mansur Capital Group, LLC, (international real estate company) President and Chief Operating Officer, since 2004; HSBC Securities (USA), Inc., Executive Managing Director, Head of Investment and Merchant Banking, 2000 to 2003.	45	None
Interested Trustees
Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008; ProFund Advisors, Managing Director, Institutional Sales & Investment Analytics, June 2006 to August 2008; UBS Financial Services, Inc., Director, January 2000 to May 2006.	45	None

1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of the Trust, which consists of forty-five Funds.
3	Mr. Holderith is considered to be “interested persons” of the Trust as defined in the 1940 Act, due to their relationship with EGA, the Funds’ Advisor.
EGA Emerging Global Shares Trust 127

Board of Trustees and Officers (Unaudited) (concluded)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street, 3rd Floor New York, NY 10011 1960	Executive Vice President	Since 2011	Chief Executive Officer, Emerging Global Advisors, LLC, since January 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006–2011; UBS (and its predecessor, PaineWebber), 1983–2009 (including various executive positions starting in 2001).

Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street, 3rd Floor New York, NY 10011 1973	Principal Financial Officer	Since 2013	Emerging Global Advisors LLC, Member and Chief Financial Officer since August 2012. Goldman, Sachs & Co., Managing Director, Financial Institutions Group, since October 2009. UBS Investment Bank, Executive Director, Director, Associate Director, 2002–2009.

Melanie H. Zimdars ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1976	Chief Compliance Officer	Since 2010	ALPS Fund Services, Inc., Deputy Chief Compliance Officer, since September 2009; ALPS ETF Trust, Chief Compliance Officer, since December 2009; EGA EGShares Funds Trust, Chief Compliance Officer, since March 2010; Financial Investors Variable Insurance Trust, Chief Compliance Officer, since September 2009; BPV Family of Funds, Chief Compliance Officer since September 2011; Liberty All-Star Growth Fund, Inc., Chief Compliance Officer, since December 2009; Liberty All-Star Equity Fund, Chief Compliance Officer, since December 2009; Wasatch Funds, Principal Financial Officer, Treasurer and Secretary, February 2007 to December 2008; Wasatch Funds, Assistant Treasurer, November 2006 to February 2007; Wasatch Funds, Senior Compliance Officer, 2005 to December 2008.

1	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
128 EGA Emerging Global Shares Trust

General Information (Unaudited)

Investment Adviser
Emerging Global Advisors, LLC
155 West 19th Street, 3rd Floor
New York, NY 10011

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGShares Funds’ proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the funds website www.egshares.com, or by accessing the SEC’s website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Each of the Funds’ premium/discount information that is current as of the most recent quarter-end is available by visiting www.egshares.com or by calling 1-201-389-6872.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experience of its management, marketability of shares and other information.

EGA Emerging Global Shares Trust 129

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171 East Ridgewood Avenue
Ridgewood, NJ 07450
(201) 389-6872
(888) 800-4EGS (4347)
www.egshares.com

EGA Emerging Global Shares Trust

EGShares Basic Materials GEMS ETF

EGShares Beyond BRICs ETF

EGShares Brazil Infrastructure ETF

EGShares China Infrastructure ETF

EGShares Consumer Goods GEMS ETF

EGShares Consumer Services GEMS ETF

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Core ETF

EGShares Emerging Markets Domestic Demand ETF

EGShares Emerging Markets Metals & Mining ETF

EGShares Energy GEMS ETF

EGShares Financials GEMS ETF

EGShares GEMS Composite ETF

EGShares Health Care GEMS ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

EGShares Industrials GEMS ETF

EGShares Low Volatility Emerging Markets Dividend ETF

EGShares Technology GEMS ETF

EGShares Telecom GEMS ETF

EGShares Utilities GEMS ETF

EGShares are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. Robert Willens, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $278,000 for 2013 and $241,000 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $44,000 for 2013 and $38,000 for 2012. The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.
(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) n/a
(c) 100%
(d) n/a
(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2012.
(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Robert Willens, Ron Safir and Jeffrey D. Haroldson, are members of Audit Committee.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EGA Emerging Global Shares Trust

By (Signature and Title)*	/s/ Robert C. Holderith
Robert C. Holderith, President
(principal executive officer)

Date	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert C. Holderith
Robert C. Holderith, President
(principal executive officer)

Date	June 7, 2013

By (Signature and Title)*	/s/ Susan M. Ciccarone
Susan M. Ciccarone, Chief Financial Officer
(principal financial officer)

Date	June 7, 2013

* Print the name and title of each signing officer under his or her signature.